                                                                    Exhibit 10.1

                         AIRBUS A320 PURCHASE AGREEMENT
                           Dated as of April 20, 1999

                                     between

                                 AVSA. S.A.R.L.,
                                                                          SELLER

                                       and

                               NEW AIR CORPORATION
                                                                           BUYER

                                                                               i
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                                    CONTENTS

CLAUSES   TITLE

0         DEFINITIONS

1         SALE AND PURCHASE

2         SPECIFICATION

3         PRICE

4         PRICE REVISION

5         PAYMENT TERMS

6         INSPECTION; PLANT REPRESENTATIVES

7         CERTIFICATION

8         BUYERS TECHNICAL ACCEPTANCE

9         DELIVERY

10        EXCUSABLE DELAY AND TOTAL LOSS

11        INEXCUSABLE DELAY

12        WARRANTIES AND SERVICE LIFE POLICY

13        PATENT AND COPYRIGHT INDEMNITY

14        TECHNICAL DATA AND DOCUMENTATION

15        FIELD ASSISTANCE

16        TRAINING AND TRAINING AIDS

17        EQUIPMENT SUPPLIER PRODUCT SUPPORT

18        BUYER FURNISHED EQUIPMENT AND DATA


                                                                              ii
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                                    CONTENTS

CLAUSES   TITLE

19        INDEMNITIES AND INSURANCE

20        ASSIGNMENTS AND TRANSFERS

21        TERMINATION EVENTS

22        MISCELLANEOUS PROVISIONS


                                                                             iii
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                                    CONTENTS

EXHIBITS

EXHIBIT A         STANDARD SPECIFICATION

APPENDIX I TO     SCNs
EXHIBIT A

EXHIBIT B         SCN FORM

EXHIBIT C         SELLER SERVICE LIFE POLICY

EXHIBIT D         CERTIFICATE OF ACCEPTANCE

EXHIBIT E         BILL OF SALE

EXHIBIT F         TECHNICAL DATA AND DOCUMENTATION

APPENDIX I TO     LICENSE FOR USE OF THE PERFORMANCE ENGINEER'S
EXHIBIT F         PROGRAM

APPENDIX 2 TO     LICENSE FOR USE OF CD-ROM
EXHIBIT F

EXHIBIT G         AIRFRAME PRICE REVISION FORMULA

EXHIBIT H         INTERNATIONAL AERO ENGINES PRICE REVISION FORMULA


                                                                              iv
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0 -   DEFINITIONS

      For all purposes of this agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms will have the following meanings:

      A320 ADDITIONAL OPTION AIRCRAFT -- up to twenty-five (25) A320-200 model aircraft other than Firm Aircraft and Option Aircraft that may be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

      AFFILIATE -- with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity, not including any of the Associated Contractors.

      AGREEMENT -- this Airbus A320 Purchase Agreement, including all exhibits and appendixes attached hereto, as the same may be amended or modified and in effect from time to time.

      AIRCRAFT -- any or all of the Firm Aircraft or Option Aircraft that have been converted to a firm order, to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon on delivery.

      AIRFRAME -- any Aircraft, excluding the Propulsion Systems therefor.

      AIRFRAME PRICE REVISION FORMULA -- the airframe price revision formula set forth in Exhibit G hereto.

      ASCO -- Airbus Service Company, Inc., a corporation organized and existing under the Laws of Delaware, having its registered office located at 198 Van Buren Street, Suite 300, Herndon, VA 20170, or any successor thereto.

      ASSOCIATED CONTRACTORS -- collectively, the members and, for certain purposes, subcontractors of the Manufacturer from time to time, which members presently are:

      (1)   AEROSPATIALE, SOCIETE NATIONALE INDUSTRIELLE
            ("Aerospatiale"), whose principal office is at 37, Boulevard de Montmorency
            75016 Paris
            France


                                                                               2
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      (2)   BRITISH AEROSPACE (OPERATIONS) LTD, whose principal office is at
            Warwick House
            P0 Box 87
            Farnborough Aerospace Centre
            Farnborough
            Hants GU14 6YU
            England

      (3) CONSTRUCCIONES AERONAUTICAS, S.A., whose principal office is at
            404 Avenida de Aragon
            28022 Madrid
            Spain

      (4) DAIMLERCHRYSLER AEROSPACE AIRBUS, GmbH ("DASA"), whose principal office is at
            Kreetslag 10
            Postfach 95 01 09
            21111 Hamburg
            Germany

      ATA SPECIFICATION 100 -- the specification issued by the Air Transport Association of America relating to manufacturers' technical data.

      ATA SPECIFICATION 101 -- the specification issued by the Air Transport Association of America relating to ground equipment technical data

      ATA SPECIFICATION 102 -- the specification issued by the Air Transport Association of America relating to software programs.

      ATA SPECIFICATION 200 -- the specification issued by the Air Transport Association of America relating to integrated data processing.

      ATA SPECIFICATION 300 -- the specification issued by the Air Transport Association of America relating to the packaging of spare parts shipments.

      ATA SPECIFICATION 2000 -- the specification issued by the Air Transport Association of America relating to an industry-wide communication system linking suppliers and users for the purposes of spares provisioning, purchasing, order administration, invoicing and information or data exchange.

      ATA SPECIFICATION 2100 -- the specification issued by the Air Transport Association of America relating to the standards for the presentation of technical information prepared as digital media (magnetic tape or CD ROM).


                                                                               3
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      AVIATION AUTHORITY -- when used with respect to any jurisdiction, the government entity that, under the laws of such jurisdiction, has control over civil aviation or the registration, airworthiness or operation of civil aircraft in such jurisdiction.

      BALANCE OF THE FINAL CONTRACT PRICE -- means the amount payable by the Buyer to the Seller on the Delivery Date for an Aircraft after deducting from the Final Contract Price for such Aircraft the amount of all Predelivery Payments received by the Seller from the Buyer in respect of such Aircraft on or before the Delivery Date for such Aircraft.

      BASE PRICE -- for any Aircraft, Airframe or Propulsion Systems, as more completely defined in Clause 3.1 of this Agreement.

      BUYER FURNISHED EQUIPMENT (BFE) -- for any Aircraft, all the items of equipment that will be furnished by the Buyer and installed in the Aircraft by the Seller, as defined in the Specification.

      CUSTOMER ORIGINATED CHANGES (COC) -- Buyer-originated data that are introduced into Seller's Technical Data and Documentation, as more completely set forth in Clause 14.4.3 of this Agreement.

      DELIVERY -- the transfer of title to the Aircraft from the Seller to the Buyer, in accordance with Clause 9.

      DELIVERY DATE -- the date on which Delivery will occur.

      DELIVERY LOCATION -- the facilities of the Seller at the location of final assembly of the Aircraft, which is currently at Aerospatiale's works in Toulouse, France, for the A320 model aircraft, and at DASA's works in Hamburg, Germany, for the A319 and A321 model aircraft.

      DEVELOPMENT CHANGES -- as defined in Clause 2.1.3 of this Agreement.

      DGAC -- the Direction Generale de l'Aviation Civile of France, or any successor thereto.

      EXCUSABLE DELAY -- delay in delivery or failure to deliver an Aircraft due to causes specified in Clause 10.1 of this Agreement.

      EXPORT AIRWORTHINESS CERTIFICATE -- an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location.

      FAA -- the U.S. Federal Aviation Administration, or any successor thereto.

      FINAL CONTRACT PRICE -- as defined in Clause 3.2 of this Agreement.


                                                                               4
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      FIRM AIRCRAFT -- any or all of the twenty-five (25) firm A320-200 aircraft for which the delivery schedule is set forth in Clause 9.1.1 hereof to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

      FREE CARRIER (FCA) -- defined in the April 1990 edition of publication No. 460, published by the International Chamber of Commerce.

      IN-HOUSE WARRANTY -- as referred to in Clause 12.1.7 of this Agreement.

      IN-HOUSE WARRANTY LABOR RATE -- as defined in Clause 12.1.7(v) of this Agreement.

      INTERFACE PROBLEM -- as defined in Clause 12.4.1 of this Agreement.

      JAA -- Joint Aviation Authorities or any successor thereto.

      LBA -- Luftfahrt-Bundesamt of Germany or any successor thereto.

      LIBOR -- for each stated interest period, the rate determined on the basis of the offered rates for deposits in US dollars, which appear on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the day that is two (2) days (other than a Saturday, Sunday or a day that is a legal holiday or a day on which banking institutions are authorized to close in the City of New York, New York, London, England, or Paris, France) before the first day of an interest period. If at least two (2) such offered rates appear on the Reuters Screen LIBO Page, the rate for that interest period will be the arithmetic mean of such offered rates rounded to the nearest basis point (0.5 rounds to 1). If only one (1) offered rate appears, the rate for that interest period will be "LIBOR" as quoted by National Westminster Bank, plc. "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or any successor to such page or service).

      MANUFACTURER -- Airbus Industrie, a "GROUPEMENT D'INTERET ECONOMIQUE" established under "ORDONNANCE" No. 67-821 dated September 23, 1967, of the Republic of France.

      OPTION AIRCRAFT -- any or all of the twenty-five (25) A320-200 aircraft on option order, which may be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

      PREDELIVERY PAYMENT -- any payment made against the Final Contract Price of an Aircraft according to the schedule set forth in Clause 5.2.3 of this Agreement.


                                                                               5
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      PREDELIVERY PAYMENT REFERENCE PRICE -- as defined in Clause 5.2.2 of this
      Agreement.

      PROPULSION SYSTEMS -- the two (2) International Aero Engines V2527-A5 powerplants installed on an Aircraft at delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined) that have been sold to the Manufacturer by International Aero Engines.

      PROPULSION SYSTEMS PRICE REVISION FORMULA -- the Propulsion Systems price revision formula set forth in Exhibit H hereto.

      READY FOR DELIVERY -- the time when (i) the Technical Acceptance Process has been successfully completed and (ii) the Export Airworthiness Certificate has been issued.

      REFERENCE PRICE -- as set forth in Clause 3.1.2 of the Agreement.

      SCHEDULED DELIVERY MONTH -- as defined in Clause 9.1.1 of the Agreement.

      SCN PREDELIVERY PAYMENT -- any payment made against the SCN price according to the schedule set forth in Clause 5.2.5 of this Agreement.

      SERVICE LIFE POLICY -- as referred to in Clause 12.2 of this Agreement.

      SPECIFICATION -- the Standard Specification as amended by the SCNs set forth in Appendix 1 to Exhibit A hereto as may be further amended or modified in accordance with this Agreement.

      SPECIFICATION CHANGE NOTICE (SCN) -- an agreement in writing between the Seller and the Buyer amending the Specification pursuant to Clause 2.

      STANDARD SPECIFICATION -- the A320 standard specification document number D.000.01000, Issue 5, dated January 30, 1998, published by the Manufacturer, which includes an MTOW of 73.5 metric tons, a copy of which is annexed as Exhibit A hereto.

      SUPPLIER -- any supplier of Supplier Parts.

      SUPPLIER PARTS -- any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof, not including the Propulsion Systems or Buyer Furnished Equipment, for which there exists a Supplier Product Support Agreement.


                                                                               6
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      SUPPLIER PRODUCT SUPPORT AGREEMENT -- an agreement between the Seller and a Supplier containing enforceable and transferable warranties (and in the case of landing gear suppliers, service life policies for selected structural landing gear elements).

      TECHNICAL DATA AND DOCUMENTATION -- as set forth in Exhibit F hereto.

      TERMINATION EVENT -- as defined in Clause 21.1 of this Agreement.

      TRAINING CONFERENCE -- as defined in Clause 16.4.1 of this Agreement.

      WARRANTED PART -- as defined in Clause 12.1.1 of this Agreement.

      WARRANTY CLAIM -- a defined in Clause 12.1.6(v) of this Agreement.

      WORKING DAY -- with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a holiday in the jurisdiction in which such action is required to be taken.

      The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement, and not a particular Clause thereof. The definition of a singular in this Clause will apply to plurals of the same words.

      Technical and trade items not otherwise defined herein will have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.


                                                                               7
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1 -   SALE AND PURCHASE

      The Seller will cause to be manufactured and will sell and deliver, and the Buyer will buy and take delivery of, the Aircraft at the Delivery Location, subject to the terms and conditions in this Agreement.

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2 -   SPECIFICATION

2.1   SPECIFICATION DOCUMENTS

      The Aircraft will be manufactured in accordance with the Specification. The Specification may be further modified from time to time pursuant to the provisions of this Clause 2.

2.1.2 SPECIFICATION CHANGE NOTICE

      The Specification may be amended by written agreement between the parties in an SCN. Each SCN will be substantially in the form set out in Exhibit B hereto and will set out in detail the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, time of delivery of the Aircraft, and text of the Specification. An SCN may result in an adjustment of the Base Price.

2.1.3 DEVELOPMENT CHANGES

      The Specification may also be amended by the Seller without the Buyer's consent when changes to be incorporated in the Specification do not adversely affect price, time of delivery, weight or performance of the Aircraft, interchangeability or replaceability requirements under the Specification. These changes are hereinafter defined as "Development Changes."

2.1.4 INCONSISTENCY

      In the event of any inconsistency between the Specification set forth in Exhibit A hereto and any other part of this Agreement, the Specification will be superseded to the extent of such inconsistency.

2.2   PROPULSION SYSTEMS

      The Aircraft will be equipped with the Propulsion Systems.

2.3   CUSTOMIZATION MILESTONES CHART

      The Seller will provide the Buyer with a Customization Milestones Chart. The Customization Milestones Chart will state the lead times before Delivery needed for agreeing on items requested by the Buyer from the specification changes catalogs made available to the Seller.

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3 -     PRICE

3.1     BASE PRICE OF THE AIRCRAFT

        The Base Price of each Aircraft is the sum of:

        (i)   the Base Price of the Airframe, and

        (ii)  the Base Price of the Propulsion Systems.

3.1.1   BASE PRICE OF THE AIRFRAME

3.1.1.1 The Base Price of the Airframe will be the sum of the Base Prices set forth below in (i) and (ii):

            (i) the Base Price of the Standard Airframe, as defined in the Standard Specification (excluding Buyer Furnished Equipment, Propulsion Systems and SCNs), at delivery conditions prevailing in January 1999, which is:

                  US $ [****]

                  (US dollars--[****], and

            (ii) the Base Price of any and all SCNs mutually agreed upon prior to the signature of this Agreement and set forth in Appendix 1 to Exhibit A hereto, at delivery conditions prevailing in January 1999, which is:

                  US $ [****]

                  (US dollars--[****].

3.1.1.2 The Base Price of the Airframe of each Aircraft will be revised to the Delivery Date of such Aircraft in accordance with the Airframe Price Revision Formula.

3.1.2   BASE PRICE OF THE PROPULSION SYSTEMS

        The Base Price of a set of two (2) IAE V2527-A5 Propulsion Systems, at delivery conditions prevailing in January 1999, is:


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

            US $ [****]

            (US dollars--[****].

            Said Base Price has been calculated from the Reference Price indicated by International Aero Engines of US $ [****] (US dollars--[****] in accordance with economic conditions prevailing in September 1996.

            Said Reference Price is subject to adjustment to the Delivery Date in accordance with the International Aero Engines Price Revision Formula set forth in Exhibit H hereto.

3.1.2.3 VALIDITY OF PROPULSION SYSTEMS PRICES

        It is understood that the prices and Price Revision Formula cited above for the Propulsion Systems and related equipment are based on information received from International Aero Engines and remain subject to any modification that might be communicated by International Aero Engines to the Manufacturer, the Seller and/or the Buyer.

3.2     FINAL CONTRACT PRICE

        The Final Contract Price of an Aircraft will be the sum of:

        (i) the Base Price of the Airframe constituting a part of such Aircraft, as adjusted to the Delivery Date of such Aircraft in accordance with the Airframe Price Revision Formula;

        (ii) the price (as of delivery conditions prevailing in January 1999) of any SCNs entered into after the date of execution of this Agreement, as adjusted to the Delivery Date of such Aircraft in accordance with Subclause 4.1 of this Agreement;

        (iii) the Reference Price of the installed Propulsion Systems constituting a part of such Aircraft, as adjusted to the Delivery Date in accordance with the Propulsion Systems Price Revision Formula; and

        (iv) any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the Aircraft.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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3.3     TAXES, DUTIES AND IMPOSTS

3.3.1 The Seller will bear and pay the amount of any and all taxes, duties, imposts or similar charges of any nature whatsoever that are (i) imposed upon the Buyer, (ii) imposed upon the Seller with an obligation on the Buyer to withhold or collect the amount thereof from the Seller or (iii) imposed upon the Buyer with an obligation on the Seller to withhold or collect such amount from the Buyer, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery, use of or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder, provided such taxes, duties, imposts or similar charges have been promulgated and are enforceable under the laws of the country of the Delivery Location.

3.3.2 The Buyer will bear and pay the amount of any and all taxes, duties, imposts or similar charges of any nature whatsoever that are (i) imposed upon the Seller, (ii) imposed upon the Buyer with an obligation on the Seller to collect the amount thereof for the Buyer or (iii) imposed upon the Seller with an obligation for the Buyer to withhold such amount from the Seller, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery or use of or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder, provided such taxes, duties, imposts or similar charges have been levied, assessed, charged or collected under laws promulgated and enforceable in countries other than the country of the Delivery Location.

3.3.3 The Seller will arrange for the exportation of the Aircraft from the country of the Delivery Location and will pay any customs duties, taxes and fees required to be paid with respect to such exportation of the Aircraft.

3.3.4 The Buyer will arrange for the importation of the Aircraft into any country or jurisdiction and will pay any customs duties, taxes and fees required to be paid with respect to such importation of the Aircraft.

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4 -     PRICE REVISION

4.1     AIRFRAME PRICE REVISION FORMULA

        The Base Price of the Airframe is subject to revision up to and including the Delivery Date of such Aircraft, in accordance with the Airframe Price Revision Formula.

4.2     PROPULSION SYSTEMS PRICE REVISION FORMULA

        The Reference Price of the Propulsion Systems will be revised to the Delivery Date corresponding to the Aircraft on which the Propulsion Systems are installed, in accordance with the Propulsion Systems Price Revision Formula.

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5 -     PAYMENT TERMS

5.1 The Buyer will pay the Predelivery Payments, the balance or the Final Contract Price and any other amount due hereunder in immediately available funds in United States dollars to Credit Lyonnais, [****], for transfer by Credit Lyonnais to the Seller's account with Credit Lyonnais [****] or to such other account as may be designated by the Seller.

5.2     Predelivery Payments

5.2.1 Predelivery Payments will be paid by the Buyer to the Seller for each Aircraft and will, in the aggregate, amount to [****] of the Predelivery Payment Reference Price of the Aircraft detained below in Clause 5.2.2.

5.2.2 The Buyer will pay Predelivery Payments to the Seller calculated on the Predelivery Payment Reference Price of each Aircraft. The Predelivery Payment Reference Price is defined as:

        A =       Pb (1 + 0.04N)

        where

        A = the Predelivery Payment Reference Price for Aircraft to be delivered in calendar year T.

        Pb =      the Base Price of the Aircraft as defined in Clause 3 above.

        N =       (T - 1999).

        T =       the year of delivery of the relevant Aircraft.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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5.2.3   Predelivery Payments will be paid according to the following schedule:

                                                                     PERCENTAGE OF AIRCRAFT
                                                                     PREDELIVERY PAYMENT
PAYMENT DATE                                                         REFERENCE PRICE
------------                                                         ---------------
              No later than the first Working Day of the following
              months:

[****]
--------------------------------------------------------------------------------

TOTAL PAYMENT PRIOR TO DELIVERY                                      [****]

5.2.4 If any Predelivery Payment is not received on the due date specified in Clause 5.2.3, then, in addition to any other rights and remedies available to the Seller, the Seller will have the right to set back the Scheduled Delivery Month by a period of one (1) month for each aggregate of thirty (30) days of delay in such payments.

        Furthermore, if such delays in payment exceed sixty (60) days in the aggregate, in addition to any other rights the Seller may have under Clause 21, the Seller will have no obligation to deliver the Aircraft within the Scheduled Delivery Month as modified pursuant to the preceding paragraph. Upon receipt of the full amount of all late Predelivery Payments, together with interest due under Clause 5.6, provided that the Seller has not exercised its right of termination under Clause 21, the Seller will inform the Buyer of a new Scheduled Delivery Month consistent with Seller's other commitments and production capabilities.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

5.2.5   SCN PREDELIVERY PAYMENTS

        The Seller will be entitled to request SCN Predelivery Payments for each SCN executed after signature of this Agreement.

        (i)     For each SCN executed before the first day of the eighteenth
                (18th) month before the Scheduled Delivery Month, the Buyer will make an SCN Predelivery Payment equal to fifteen percent (15%) of the SCN price. This SCN Predelivery Payment will be paid on the first day of the twelfth (12th) month before the Scheduled Delivery Month.

        (ii) For each SCN executed after the first day of the eighteenth month (18th) and before the first day of the twelfth (12th) month before the Scheduled Delivery Month, this SCN Predelivery Payment will amount to thirty percent (30%) of the SCN price, and for each SCN executed after the first day of the twelfth
                (12th) month and before the first day of the ninth (9th) month before the Scheduled Delivery Month this payment will amount to fifty percent (50%) of the SCN price. These payments will be paid on the first day of the sixth (6th) month before the Scheduled Delivery Month.

        (iii) Each of the above SCN Predelivery Payments paid by the Buyer will be credited against the Final Contract Price of the relevant Aircraft.

5.3     DEPOSIT

        The Seller acknowledges that it has already received from the Buyer the sum of US$ [****] (US dollars--[****]), which represents a deposit of US$ [****] (US dollars--[****]) for each Firm Aircraft and of US $[****] (US dollars--[****]) for each Option Aircraft. The deposit paid with respect to each particular Aircraft will be credited without interest against the first Predelivery Payment for such Aircraft.

5.4     PAYMENT OF BALANCE OF THE FINAL CONTRACT PRICE

        Concurrently with the delivery of each Aircraft, the Buyer will pay to the Seller the Balance of the Final Contract Price for such Aircraft. The Seller's receipt of the full amount of all Predelivery Payments and of the Balance of the Final Contract Price, including any amounts due under Clause 5.6, will be a condition precedent to the Seller's obligation to deliver such Aircraft.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

5.5     PAYMENT OF OTHER AMOUNTS

5.5.1 Unless otherwise expressly provided for herein, any payments due hereunder or in respect of an Aircraft in addition to those referred to in Clauses 5.2 and 5.4 above will be paid by the Buyer concurrently with the delivery of the corresponding Aircraft or, if the Seller elects to invoice such amounts after delivery of such Aircraft, within one (1) month after the invoice date.

5.5.2 Notwithstanding any other rights the Seller may have at contract or at law, the Buyer and the Seller hereby agree that should any amount (whether under this Agreement or under any other agreement between the Buyer and the Seller and whether at the stated maturity of such amount, by acceleration or otherwise) become due and payable by the Buyer or its Affiliates, and not be paid in full in immediately available funds on the date due, then the Seller will have the right to debit and apply, in whole or in part, the unused amount of any credit made available by the Seller to the Buyer against such unpaid amount. The Seller will promptly notify the Buyer in writing after such debiting and application.

5.6     OVERDUE PAYMENTS

        If any payment due the Seller is not received by the Seller on the date or dates as agreed on between the Buyer and the Seller, the Seller will have the right to claim from the Buyer and the Buyer will promptly pay to the Seller on receipt of such claim interest at the rate of one and one-half percent (1.5%) per month on the amount of such overdue payment, to be calculated from and including the due date of such payment to (but excluding) the date such payment is received by the Seller. Interest due for any period less than one (I) month will be prorated The Seller's right to receive such interest will be in addition to any other rights of the Seller hereunder or at law.

5.7     REFUND OF PREDELIVERY PAYMENTS

        The Buyer will have no right to any refund of any deposit. Predelivery Payment or SCN Predelivery Payment received by the Seller, [****].

5.8     PROPRIETARY INTEREST

        Notwithstanding any provision of law to the contrary, the Buyer will not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular Aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary,



----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

        insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.9     PAYMENT IN FULL

        The Buyer's obligation to make payments to the Seller hereunder will not be affected by and will be determined without regard to any setoff. counterclaim, recoupment, defense or other right that the Buyer may have against the Seller or any other person and all such payments will be made without deduction or withholding of any kind. The Buyer will ensure that the sums received by the Seller under this Agreement will be equal to the full amounts expressed to be due the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, duties or charges of whatever nature, except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer will pay such additional amounts as may be necessary so that the net amount received by the Seller after such deduction or withholding will equal the amounts that would have been received in the absence of such deduction or withholding.

6 -     INSPECTION: PLANT REPRESENTATIVES

6.1     INSPECTION PROCEDURES

6.1.1 All work to be carried out on the Aircraft and all materials and parts thereof will at all reasonable times during business hours be open to inspection by duly authorized representatives of the Buyer or its designee at the respective works of the Associated Contractors and, if possible, at the works of their respective subcontractors to carry out the aforesaid inspection. Such representatives will have access to such relevant technical data as are reasonably necessary for this purpose (except that, if access to any part of the respective works where construction is in progress or materials or parts are stored is restricted for security reasons, the Associated Contractors will be allowed a reasonable time to make the items available for inspection elsewhere). The actual detailed inspection of the Aircraft, materials and parts thereof will take place only in the presence of the respective inspection department personnel of the Associated Contractors or their subcontractors. The procedures for such inspections will be agreed on with the Buyer before any inspection.

6.1.2 All inspections, examinations and discussions with the Seller's, the Associated Contractors' or their respective subcontractors engineering or other personnel by the Buyer and its said representatives will be performed in such a manner as not to delay or binder the work to be carried out on the Aircraft or the proper performance of this Agreement. In no event will the Buyer or its representatives be permitted to inspect any aircraft other than the Aircraft.

6.2     REPRESENTATIVES

        For the purposes of Clause 6.1 above, starting with the date of this Agreement until Delivery of the last Aircraft, the Seller will furnish free-of-charge adequate secretarial assistance and suitable space, office equipment and facilities in or conveniently located with respect to the Delivery Location for the use of not more than four (4) representatives of the Buyer during the aforementioned period. The Seller will provide telecommunications facilities at the Buyer's cost to be invoiced on a monthly basis.

7 -     CERTIFICATION

        Except as set forth in this Clause 7, the Seller will not be required to obtain any other certificate or approval with respect to the Aircraft.

7.1     TYPE CERTIFICATION

        The Aircraft has been type certificated under JAA procedures for joint certification in the transport category. The Seller will obtain or cause to be obtained the relevant type certificate (the "Type Certificate") to allow the issuance of the Export Airworthiness Certificate.

7.2     EXPORT AIRWORTHINESS CERTIFICATE

        Subject to the provisions of Clause 7.3, each Aircraft will be delivered to the Buyer with the Certificate of Airworthiness for Export issued by the DGAC, and in a condition enabling the Buyer (or an eligible person under then applicable law) to obtain at the time of Delivery a Standard Airworthiness Certificate issued pursuant to Part 21 of the US Federal Aviation Regulations and a Certificate of Sanitary Construction issued by the US Public Health Service Food and Drug Administration and in a condition permitting the Buyer to operate such Aircraft under Part 121 of said Regulations, or any other successor certificate required under US Federal Aviation Regulations. However, the Seller will have no obligation, whether before, at or after Delivery of any Aircraft, to make any alterations to such Aircraft to enable such Aircraft to meet FAA requirements for specific operation on the Buyers routes, except as may be provided for in this Agreement.

7.3     COST OF SCNs FOR EXPORT CERTIFICATION

7.3.1 If, any time before the date on which the Aircraft is Ready for Delivery, any law or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law or regulation is issued that requires any change to the Specification for the purposes of obtaining the Export Airworthiness Certificate (a "Change in Law"), the Seller will make the required modification and the parties hereto will sign an SCN that specifies the effects, if any, on the guaranteed performances, weights, interchangeability, Delivery Date, price of the Aircraft and text of the Specification.

7.3.2 The Seller will as far as practicable (in its sole discretion and without prejudice to Clause 7.3.3 (ii)) take into account the information available to it concerning any proposed law, regulation or interpretation that could become a Change in Law, in order to minimize the costs of changes to the

        Specification as a result of such proposed law, regulation or interpretation becoming effective before the applicable Aircraft is Ready for Delivery.

7.3.3 The cost of implementing the modifications referred to in Clause 7.3.1 above will be

        (i) for the account of the Seller if a Change in Law becomes effective before the date of this Agreement, and

        (ii) shared equally by the Seller and the Buyer if a Change in Law becomes effective after the date of this Agreement,

        provided, however, that any changes required specifically of the Buyer in order to permit the Buyer to operate the Aircraft under Part 121 of the US Federal Aviation Regulations are for the account of the Buyer.

7.3.4 Notwithstanding the provisions of Clauses 7.3.3 (i) and (ii), if a Change in Law relates to the Propulsion Systems and, in particular, to engine accessories, quick engine change units or thrust reversers, the costs will be borne in accordance with such arrangements as may be made separately between the Buyer and the Propulsion Systems manufacturer; the Seller will have no obligation with respect thereto.

7.4     SPECIFICATION CHANGES AFTER DELIVERY

        Clause 7.3 will not require the Seller to make any changes or modifications to, or to make any payments or take any other action with respect to, any Aircraft [****] any law or regulation referred to in Clause 7.3 is to be complied with. Any such changes or modifications made to an Aircraft [****] the Buyer will be at the Buyer's expense.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

8 -     BUYER'S TECHNICAL ACCEPTANCE

8.1     TECHNICAL ACCEPTANCE PROCESS

8.1.1 Prior to Delivery, the Aircraft will undergo a technical acceptance process proposed by the Seller (the "Technical Acceptance Process"). Completion of the Technical Acceptance Process will demonstrate the satisfactory functioning of the Aircraft and will be deemed to demonstrate compliance with the Specification. Should it be established that the Aircraft fails to complete the Technical Acceptance Process satisfactorily, the Seller will without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft in order to complete the Technical Acceptance Process.

8.1.2   The Technical Acceptance Process will

        (i) start on a date notified by the Seller to the Buyer at least ten (10) days in advance,

        (ii)    take place at the Delivery Location,

        (iii)   be carried our by the personnel of the Seller, and

        (iv) include a technical acceptance flight, which will not exceed three (3) hours.

8.2     BUYER'S ATTENDANCE

8.2.1   The Buyer will be entitled to attend the Technical Acceptance Process.

8.2.2 If the Buyer elects to attend the Technical Acceptance Process, the Buyer

        (i) will cooperate in complying with the reasonable requirements of the Seller, with the intention of completing the Technical Acceptance Process within five (5) Working Days, and

        (ii) may have a maximum of four (4) of its representatives (no more than three (3) of whom will have access to the cockpit at any one time) accompany the Seller's representatives on a technical acceptance flight, during which the Buyer's representatives will comply with the instructions of the Seller's representatives.

8.2.3 If the Buyer does not attend and/or fails to cooperate in the Technical Acceptance Process, the Seller will be entitled to complete the Technical Acceptance Process without the Buyer's attendance, and the Buyer will be deemed to have accepted the Technical Acceptance Process as satisfactory in all respects.

8.3     CERTIFICATE OF ACCEPTANCE

        Upon successful completion of the Technical Acceptance Process, the Buyer will, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the "Certificate of Acceptance") hereto.

8.4     FINALITY OF ACCEPTANCE

        The Buyer's acceptance of delivery of each Aircraft will constitute waiver by the Buyer of any right it may have under the Uniform Commercial Code as adopted by the State of New York or otherwise to revoke such acceptance for any reason, whether known or unknown to the Buyer at the time of acceptance.

8.5     AIRCRAFT UTILIZATION

        The Seller will, without payment or other liability, be entitled to use the Aircraft before Delivery if necessary to obtain the certificates required under Clause 7. Such use will not prejudice the Buyer's obligation to accept Delivery hereunder.

        [****]


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

9 -     DELIVERY

9.1     DELIVERY SCHEDULE

9.1.1 Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within the following months (each a "Scheduled Delivery Month"). Where no month is specified below the Seller will

        (i) in the case of a quarter, notify the Buyer of the Scheduled Delivery Month by twenty-four (24) months before the beginning of the quarter,

        (ii) in the case of a half of a year, notify the Buyer of the Scheduled Delivery Month by twenty-four (24) months before the beginning of the half of the year,

        (iii) in the case of a year, notify the Buyer of the quarter by twenty-four (24) months before the beginning of the year and then notify the Buyer of the Scheduled Delivery Month by twenty-four (24) months before the beginning of the quarter.

        Firm Aircraft
        -------------
        Firm Aircraft No 1               [****]       2000
        Firm Aircraft No 2               [****]       2000
        Firm Aircraft No 3               [****]       2000
        Firm Aircraft No 4               [****]       2000
        Firm Aircraft No 5               [****]       2000
        Firm Aircraft No 6               [****]       2000
        Firm Aircraft No 7               [****]       2001
        Firm Aircraft No 8               [****]       2001
        Firm Aircraft No 9               [****]       2001
        Firm Aircraft No 10              [****]       2001
        Firm Aircraft No 11              [****]       2001
        Firm Aircraft No 12              [****]       2001
        Firm Aircraft No 13              [****]       2002
        Firm Aircraft No 14              [****]       2002
        Firm Aircraft No 15              [****]       2002
        Firm Aircraft No 16              [****]       2002
        Firm Aircraft No 17              [****]       2002
        Firm Aircraft No 18              [****]       2002
        Firm Aircraft No 19              [****]       2002
        Firm Aircraft No 20              [****]       2002
        Firm Aircraft No 21              [****]       2003
        Firm Aircraft No 22              [****]       2003
        Firm Aircraft No 23              [****]       2003


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

        Firm Aircraft No 24              [****]         2003
        Firm Aircraft No 25              [****]         2003

        Option Aircraft
        ---------------
        Option Aircraft No 26            [****]         2003
        Option Aircraft No 27            [****]         2003
        Option Aircraft No 28            [****]         2003
        Option Aircraft No 29            [****]         2004
        Option Aircraft No 30            [****]         2004
        Option Aircraft No 31            [****]         2004
        Option Aircraft No 32            [****]         2004
        Option Aircraft No 33            [****]         2004
        Option Aircraft No 34            [****]         2005
        Option Aircraft No 35            [****]         2005
        Option Aircraft No 36            [****]         2005
        Option Aircraft No 37            [****]         2005
        Option Aircraft No 38            [****]         2005
        Option Aircraft No 39            [****]         2006
        Option Aircraft No 40            [****]         2006
        Option Aircraft No 41            [****]         2006
        Option Aircraft No 42            [****]         2006
        Option Aircraft No 43            [****]         2006
        Option Aircraft No 44            [****]         2006
        Option Aircraft No 45            [****]         2007
        Option Aircraft No 46            [****]         2007
        Option Aircraft No 47            [****]         2007
        Option Aircraft No 48            [****]         2007
        Option Aircraft No 49            [****]         2007
        Option Aircraft No 50            [****]         2007

9.1.2   [****]

        [****] the Seller will give the Buyer at least thirty (30) days' written notice of the anticipated date on which the Aircraft will be Ready for Delivery [****]. [****] the Seller will notify the Buyer of any change in such date necessitated by the conditions of manufacture or flight.

9.2     DELIVERY

9.2.1 The Buyer will send its representatives to the Delivery Location to take Delivery within seven (7) days after the date on which the Aircraft is Ready for Delivery.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

9.2.2 The Seller will transfer title to the Aircraft to the Buyer free and clear of all encumbrances, provided that the Balance of the Final Contract Price has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller will provide the Buyer with a bill of sale in the form of Exhibit E hereto and/or such other documentation confirming transfer of title and receipt of the Final Contract Price as may reasonably be requested by the Buyer. Title to, property interest in and risk of loss or damage to the Aircraft will be transferred to the Buyer on Delivery.

9.2.3   Should the Buyer fail to

        (i) deliver the signed Certificate of Acceptance to the Seller on or before the Delivery Date, or

        (ii) pay the Balance of the Final Contract Price for the Aircraft to the Seller on the Delivery Date.

        then the Buyer will be deemed to have rejected Delivery without warrant when the Aircraft was duly tendered to the Buyer hereunder. In the event the Buyer rejects the Aircraft, the Seller will retain title to the Aircraft and the Buyer will be deemed to assume and will bear all risk of loss or damage to the Aircraft and will indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from the Buyer's rejection, it being understood that the Seller will be under no duty to store, park, insure, or otherwise protect the Aircraft. These rights of the Seller will be in addition to the Seller's other rights and remedies in this Agreement.

9.3     FLYAWAY

9.3.1 The Buyer and the Seller will cooperate to obtain any licenses that may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft.

9.3.2 All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery will be borne by the Buyer. The Buyer will make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

10 -    EXCUSABLE DELAY AND TOTAL LOSS

10.1    SCOPE OF EXCUSABLE DELAY

        Neither the Seller nor the Manufacturer will be responsible for or be deemed to be in default on account of delays in delivery or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes reasonably beyond the Seller's, the Manufacturer's or any Associated Contractor's control or not occasioned by the Seller's, the Manufacturer's or any Associated Contractor's fault or negligence ("Excusable Delay"), including, but not limited to: (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; total or constructive total loss; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; delay in obtaining any airworthiness or type certification; inability after due and timely diligence to procure materials, accessories, equipment or parts; general hindrance in transportation; or failure of a subcontractor or Supplier to furnish materials, components, accessories, equipment or parts; (ii) any delay caused directly or indirectly by the action or inaction of the Buyer; and (iii) delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems or Buyer Furnished Equipment.

10.2    CONSEQUENCES OF EXCUSABLE DELAY

10.2.1  If an Excusable Delay occurs the Seller will

        (i) notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

        (ii) not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

        (iii) not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

                (iv) use reasonable efforts to remove the cause(s) within its control and minimize any delay; and

                (v) as soon as practicable after the removal of the cause of the delay resume performance of its obligations under this Agreement and in particular will notify the Buyer of the revised Scheduled Delivery Month.

10.2.2 If an Excusable Delay is due to the action or inaction of the Buyer, then the Buyer will use reasonable efforts to remove the cause(s) within its control and minimize any delay.

10.3    TERMINATION ON EXCUSABLE DELAY

10.3.1 If the Delivery of any Aircraft is delayed as a result of an Excusable Delay for a period of more than twelve (12) months after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft, by giving written notice to the other party within thirty (30) days after the expiration of such twelve (12) month period. However, the Buyer will not be entitled to terminate this Agreement pursuant to this Clause if the Excusable Delay is caused directly or indirectly by the action or inaction of the Buyer. [****]

10.3.2 In the event that the Seller notifies the Buyer of a revised Scheduled Delivery Month pursuant to Clause 10.2(v), in respect of a delay in Delivery of an Aircraft of more than twelve (12) months after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft. Termination will be made by giving written notice to the other party within thirty (30) days after the Buyer's receipt of the notice of a revised Scheduled Delivery Month. [****]

10.3.3  If this Agreement is not terminated under the terms of Clause 10.3.1 or
        10.3.2 above, then the Seller will be entitled to reschedule Delivery. The Seller will notify the Buyer of the new Scheduled Delivery Month after the thirty (30) day period referred to in Clause 10.3.1 or 10.3.2, and this new Scheduled Delivery Month will be binding on the parties.

10.3.4  [****]


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

        [****]

10.4    TOTAL LOSS; LOST, DESTROYED OR DAMAGED AIRCRAFT

        If, before delivery thereof, in the reasonable opinion of the Seller, an Aircraft is lost, destroyed or damaged beyond economic repair ("Total Loss"), then the Seller will notify the Buyer to this effect as soon as reasonably possible. The Seller will include in its notice, or as soon after the notice as possible, the earliest date that an aircraft to replace the Aircraft may be delivered to the Buyer. The notice will also state a revised Scheduled Delivery Month for the replacement aircraft. However, in the event the specified revised Scheduled Delivery Month is more than twelve (12) months after the last day of the originated Scheduled Delivery Month, then this Agreement will terminate unless

        (i) the Buyer notifies the Seller within one (1) month of the date of receipt of the Sellerls notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller's notice, and

        (ii) the parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month.

        Notwithstanding the above, nothing herein will require the Seller to manufacture and deliver a replacement aircraft if manufacture would require the reactivation of the Manufacturer's production line for the model or series of aircraft that includes the Aircraft.

10.5    TERMINATION RIGHTS EXCLUSIVE

        In the event that this Agreement is terminated as provided for under the terms of Clauses 10.3 or 10.4, such termination will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished hereunder and neither party will have any claim against the other for any loss resulting from such nondelivery. The Seller will in no circumstances have any liability whatsoever for Excusable Delay other than as set forth in this Clause 10.

10.6    REMEDIES

        THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

        ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 TO THE EXTENT THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

11 -    INEXCUSABLE DELAY

11.1    LIQUIDATED DAMAGES

        Should an Aircraft not be Ready for Delivery to the Buyer within thirty
        (30) days after the last day of the Scheduled Delivery Month (as such month may be changed pursuant to Clauses 2, 7 or 10) (the "Delivery Period") and such delay is not as a result of an Excusable Delay or Total Loss, then such loss will be termed an "Inexcusable Delay." In the event of an Inexcusable Delay, the Buyer will have the right to claim, and the Seller will pay the Buyer liquidated damages of US $[****] (US dollars--[****]) for each day of delay in the Delivery, starting thirty-one (31) days after the last day of the Scheduled Delivery
        Month.

        The amount of liquidated damages will in no event exceed the total of US [****] (US dollars--[****]) in respect of any one Aircraft.

        The Buyer's right to liquidated damages in respect of an Aircraft is conditional on the Buyer's submitting a written claim for liquidated damages to the Seller by, as applicable, thirty (30) days after Delivery or thirty (30) days after a termination under Clause 11.3 below.

11.2    RENEGOTIATION

        If as a result of an Inexcusable Delay, Delivery does not occur within six (6) months after the Delivery Period, the Buyer will have the right exercisable by written notice to the Seller given between fifteen (15) days and one (1) month after the six (6) months to require from the Seller a renegotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said renegotiation will not prejudice the Buyer's right to receive liquidated damages in accordance with Clause
        11.1 during the period of Inexcusable Delay.

11.3    TERMINATION

        If as a result of an Inexcusable Delay, Delivery does not occur within twelve (12) months after the Delivery Period and the parties have not renegotiated the Delivery Date pursuant to Clause 11.2, then both parties will have the right exercisable by written notice to the other party, given between one (1) and two (2) months after the twelve (12) months to terminate this Agreement in respect of the affected Aircraft. In the event of termination, neither party will have any claim against the other, except that the Seller will pay to the Buyer any amounts due pursuant to Clause 11.1 and will repay the Buyer the Predelivery Payments and SCN


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

        [****]

11.4    [****]

11.5    SETOFF PAYMENTS

        Notwithstanding anything to the contrary contained herein, the Seller will have the right to apply any and all sums previously paid by the Buyer to the Seller with respect to a terminated Aircraft first to the payment of any other amounts owing from the Buyer to the Seller or any Affiliate thereof under any agreement between them.

11.6    REMEDIES

        THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER. OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH
        IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

12-     WARRANTIES AND SERVICE LIFE POLICY

        The Seller has negotiated and obtained the following Standard Warranty, Service Life Policy, Supplier Warranties and Interface Commitment from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions) all as hereinafter set out. The Seller hereby assigns to the Buyer, and the Buyer hereby accepts, all of the rights and obligations of the Seller under the said Standard Warranty, Service Life Policy, Supplier Warranties and Interface Commitment, and the Seller subrogates to the Buyer all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that it has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer.

        It is understood that, in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Agreement, except that the term Seller refers to the Manufacturer and the term Buyer means the Seller.

QUOTE

12.1    STANDARD WARRANTY

12.1.1  NATURE OF WARRANTY

        Subject to the limitations and conditions as hereinafter provided, and except as provided in Clause 12.1.2. the Seller warrants to the Buyer that each Aircraft and each Warranted Part will at the time of delivery to the Buyer:

        (i)     be free from defects in material,

        (ii) be free from defects in workmanship, including, without limitation, processes of manufacture,

        (iii) be free from defects in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design, and

        (iv) be free from defects arising from failure to conform to the Specification, except as to those portions of the Specification that are expressly stated in the Specification to be estimates or approximations or design aims.

        For the purposes of this Agreement, the term "Warranted Part" will mean any Seller proprietary component, equipment, accessory or part that at the time of delivery of an Aircraft (a) is installed on such Aircraft,
        (b) is manufactured to the detail design of the Seller or a subcontractor of it and (c) bears a part number of the Seller.

12.1.2  EXCEPTIONS

        The warranties set forth in Clause 12.1.1 will not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, accessory, equipment or part purchased by the Buyer that is not a Warranted Part, provided, however, that:

        (i) any defect in the Seller's workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(ii), and

        (ii) any defect inherent in the Seller's design of the installation, in view of the state of the art at the date of such design, that impairs the use of such items will constitute a defect in design for the purposes of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(iii).

12.1.3  WARRANTY PERIODS

        The warranties described in Clauses 12.1.1 and 12.1.2 hereinabove will be limited to those defects that become apparent within thirty-six (36) months after delivery of the affected Aircraft.

12.1.4  BUYER'S REMEDY AND SELLER'S OBLIGATION

12.1.4.1 The Buyer's remedy and the Seller's obligation and liability under Clauses 12.1.1 and 12.1.2 hereinabove are limited to, at the Seller's expense and option, the repair, replacement or correction of, or the supply of modification kits, [****] to eliminate the defect to, any defective Warranted Part. Alternatively, the Seller may, at its option, furnish a credit to the Buyer for the future purchase of Material equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Warranted Part. Nothing herein contained will obligate the Seller to correct any failure to conform to the Specification with


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

         respect to components, equipment, accessories or parts that the parties agree in writing at the time of delivery of the affected Aircraft are acceptable deviations or have no material adverse effect on the use, operation or performance of an Aircraft.

12.1.4.2 In the event a defect covered by Clause 12.1.1(iii) becomes apparent within the applicable period set forth in Clause 12.1.3 and the Seller is obligated to correct such defect, the Seller will also, if so requested by the Buyer in writing, make such correction in any Aircraft that has not already been delivered to the Buyer. However, the Seller will not be responsible nor deemed to be in default on account of any delay in delivery of any Aircraft or otherwise, in respect of performance of this Agreement, due to the Seller's undertaking to make such correction and, rather than accept a delay in delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller's expense, or the Buyer may elect to accept delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after delivery of such Aircraft.

12.1.5   WARRANTY CLAIM REQUIREMENTS

         The Buyer's remedy and the Seller's obligation and liability under this Clause 12.1, with respect to each claimed defect, are subject to the following conditions precedent:

         (i) the existence of a defect covered by the provisions of this Clause 12.1,

         (ii) the defect's having become apparent within the applicable warranty period, as set forth in Clause 12.1.3,

         (iii) the Buyer's having submitted to the Seller proof reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this Clause 12.1, and that such defect did not result from any act or omission of the Buyer, including, but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards or any matter set forth or covered in Clause 12.1.10,

         (iv) the Buyer's having returned as soon as reasonably practicable the Warranted Part claimed to be defective to such repair facilities as may be designated by the Seller, except where the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Clause 12.1.7, and

         (v) the Seller's having received a Warranty Claim fulfilling the conditions of and in accordance with the provisions of Clause
                  12.1.6 below.

12.1.6   WARRANTY ADMINISTRATION

         The warranties set forth in Clause 12.1 will be administered as hereinafter provided:

         (i)      CLAIM DETERMINATION

                  Warranty Claim determination by the Seller will be reasonably based on the claim details, reports from the Seller's regional representative, historical data logs, inspections, tests, findings during repair, defect analysis and other suitable documents and information.

         (ii)     TRANSPORTATION COSTS

                  Transportation costs associated with the sending of a defective Warranted Part to the facilities designated by the Seller and for the return therefrom of a repaired or replacement Warranted Part will be borne by the Seller, provided, however, that the Buyer will use its best efforts to minimize such costs, particularly by using its own airfreight system for transportation at no charge to the Seller.

         (iii)    RETURN OF AN AIRCRAFT

                  In the event that the Buyer desires to return an Aircraft to the Seller for consideration of a Warranty Claim, the Buyer will notify the Seller of its intention to do so and the Seller will, before such return, have the right to inspect such Aircraft and thereafter, without prejudice to its rights hereunder, to repair such Aircraft, at its sole option, either at the Buyer's facilities or at another place acceptable to the Seller. Return of any Aircraft by the Buyer to the Seller and return of such Aircraft to the Buyer's facilities will be at the Buyer's expense.

         (iv)     ON-AIRCRAFT WORK BY THE SELLER

                  A defect subject to this Clause 12.1 may justify the dispatch by the Seller of a working team to repair or correct such defect through the embodiment of one or more Seller's Service Bulletins at the

                  Buyer's facilities, or the Seller may accept the return of an Aircraft to perform or have performed such repair or correction.

                  If, in the Seller's opinion, the work necessitates the technical expertise of the Seller, then, if the Buyer requests the Seller to perform the work, the Seller and the Buyer will agree on a schedule and place for the work to be performed.

                  If, in the Seller's opinion, the work does not necessitate the technical expertise of the Seller, but the Buyer nevertheless requests the Seller to perform the work, the Seller and the Buyer will agree on a schedule and place for the work to be performed, and all related expenses, including but not limited to travel and living expenses, in excess of labor costs defined in Clause 12.l.7(v)(a), incurred in performing such repair or correction, will be borne by the Buyer.

         (v)      WARRANTY CLAIM SUBSTANTIATION

                  For each claim under this Clause 12.1, within sixty (60) days after a defect becomes apparent, the Buyer will give written notice to the Seller that contains at least the following data with respect to a part or Aircraft, as applicable ("Warranty Claim"):

                  (a)      description of defect and action taken, if any,

                  (b)      date of incident and/or of removal,

                  (c)      description of the defective part,

                  (d)      part number,

                  (e)      serial number (if applicable),

                  (f) position on Aircraft, according to Catalog Sequence Number (CSN) of the Illustrated Parts Catalog, Component Maintenance Manual or Structural Repair Manual (as such documents are defined in Clause 14 and Exhibit F hereto) as applicable,

                  (g) total flying hours or calendar times, as applicable, at the date of appearance of a defect,

                  (h) time since last shop visit at the date of defect appearance.

                  (i) Manufacturer's serial number of the Aircraft and/or its registration number,

                  (j) Aircraft total flying hours and/or number of landings at the date of defect appearance,

                  (k)      claim number,

                  (l)      date of claim, and

                  (m)      date of delivery of an Aircraft or part to the Buyer.

                  Claims are to be addressed as follows:

                  AIRBUS INDUSTRIE
                  CUSTOMER SERVICE DIVISION SG-C
                  WARRANTY ADMINISTRATION
                  1, ROND-POINT MAURICE BELLONTE
                  B.P. 33
                  F-31707 BLAGNAC
                  FRANCE

         (vi)     REPLACEMENTS

                  Replacements made pursuant to this Clause 12.1 will be made within the lead time defined in the Seller's Spare Parts Price List. Replaced components, equipment, accessories or parts will become the Seller's property.

                  Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller will at all times remain with the Buyer, except that
                  (i) when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller will have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller will not be liable for loss of use, and (ii) title to and risk of loss of a returned component, accessory, equipment or part will pass to the Seller on shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor. Upon the Seller's shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause

                  12.1, title to and risk of loss of such component, accessory, equipment or part will pass to the Buyer.

         (vii)    REJECTION

                  The Seller will provide reasonable written substantiation in case of rejection of a claim. In such event the Buyer will pay to the Seller reasonable inspection and test charges incurred by the Seller in connection with the investigation and processing of such claim. Transportation to the ASCO Spares Center in Ashburn, VA, insurance, and any other costs associated with the sending of any Warranted Part or any other item, equipment, component or part for which the Buyer's warranty claim is rejected by the Seller will be borne by the Buyer.

         (viii)   INSPECTION

                  The Seller will have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any claim under this Clause 12.1.

12.1.7   IN-HOUSE WARRANTY

         (i)      AUTHORIZATION

                  The Buyer is hereby authorized to perform the repair of Warranted Parts, subject to the terms of this Clause 12.1.7 ("In-house Warranty"). The Buyer will notify the Seller's representative of its decision to perform any in-house repairs before such repairs are commenced, unless it is not practical to do so, in which case the Buyer will notify the Seller of the in-house repair as soon as reasonably practicable.

         (ii)     CONDITIONS OF AUTHORIZATION

                  The Buyer will be entitled to the benefits under this Clause
                  12.1.7 for repair of Warranted Parts:

                  (a) only if adequate facilities and qualified personnel are available to the Buyer,

                  (b) in accordance with the Seller's written instructions set forth in documents such as the Aircraft Maintenance Manual, Component Maintenance Manual (Manufacturer), Component Maintenance Manual (Vendor) and Structural Repair Manual, and

                 (c) only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.10.

         (iii)    SELLER'S RIGHTS

                  The Seller will have the right to have any Warranted Part, or any part removed therefrom, which is claimed to be defective, returned to the Seller, as set forth in Clause 12.16(ii), if, in the judgment of the Seller, the nature of the defect requires technical investigation.

                  The Seller will further have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective.

         (iv)     IN-HOUSE WARRANTY CLAIM SUBSTANTIATION

                  Claims for In-house Warranty credit will be filed within the time period set forth in and will contain the same information required in Warranty Claims under Clause 12.1.6(v) and in addition will include:

                  (a) a report of technical findings with respect to the defect,

                  (b)      for parts required to remedy the defect:

                           - part numbers,

                           - serial numbers (if applicable),

                           - description of the parts,

                           - quantity of parts,

                           - unit price of parts,

                           - total price of parts,

                           - related Seller's or third party's invoices (if
                             applicable),

                  (c)      detailed number of labor hours,

                  (d) agreed In-house Warranty Labor Rate (defined below in Clause 12.1.7(v)(a)), and

                  (e)      total claim value.

         (v)      CREDIT

                  The Buyers sole remedy, and the Seller's sole obligation and liability, in respect of In-house Warranty claims, will be a credit to the Buyer's account. The credit to the Buyer's account will be equal to the direct labor cost expended in performing a repair and to the direct cost of materials incorporated in the repair. Such costs will be determined as set forth below.

                  (a) To determine direct labor costs, only manhours spent on disassembly, inspection, repair, reassembly. and final inspection and test (including flight tests if flight tests prove necessary to complete a repair under the In-house Warranty) of the Warranted Part alone will be counted. Manhours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part will not be included. The manhours counted as set forth above will be multiplied by an agreed labor rate representing the Buyer's composite average hourly labor rate (excluding all fringe benefits, premium time allowances, social security charges, business taxes and similar items) paid to the Buyer's employees whose jobs are directly related to the performance of the repair (the "In-house Warranty Labor Rate"). It is agreed that for the purpose hereof the In-house Warranty Labor Rate is US$ 45 (US dollars--forty-five) at economic conditions prevailing in January 1999.

                           Such In-house Warranty Labor Rate is subject to adjustment annually by multiplying by the ratio HEn/HEb. For the purposes of this Subclause 12.1.7(v) only, HEn is equal to the Labor Index defined in Exhibit G hereto for January of the year in which manhours are spent and HEb is equal to such Labor Index for January 1999.

                  (b) Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul furnished free of charge by the Seller.

         (vi)     LIMITATION ON CREDIT

                  The Buyer will in no event be credited for repair costs (including labor and material) for any Warranted Part exceeding sixty-five percent (65%) of the Seller's current catalog price for a replacement of such defective Warranted Part or exceeding those costs which would have resulted if repairs had been carried out at the Seller's facilities.

                  Such cost will be substantiated in writing by the Seller on reasonable request by the Buyer.

         (vii)    SCRAPPED MATERIAL

                  The Buyer may, with the agreement of the Seller's Resident Customer Support Representative, scrap any such defective parts that are beyond economic repair and not required for technical evaluation.

                  If the Buyer does not obtain the agreement of the Seller's Resident Customer Support Representative to scrap a Warranted Part defective beyond economic repair, then the Buyer will retain such Warranted Part and any defective part removed from a Warranted Part during repair for a period of either one hundred and twenty (120) days after the date of completion of repair or ninety (90) days after submission of a claim for In-house Warranty credit relating thereto, whichever is longer. Such parts will be returned to the Seller within thirty (30) days of receipt of the Seller's request to that effect.

                  Scrapped Warranted Parts will be evidenced by a record of scrapped material certified by an authorized representative of the Buyer, which will be kept in the Buyer's file for at least the duration of the warranty periods set forth in this Clause 12.1.

         (viii)   LIMITATIONS ON LIABILITY OF SELLER

                  THE SELLER WILL NOT BE LIABLE FOR ANY RIGHT, CLAIM OR REMEDY, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST THE CLAIMS OF ANY THIRD PARTIES FOR ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS UNDERTAKEN BY THE BUYER UNDER THIS SUBCLAUSE
                  12.1.7 OR ANY OTHER ACTIONS UNDERTAKEN BY THIS BUYER UNDER THIS SUBCLAUSE 12.1.7, INCLUDING BUT NOT LIMITED TO (I) LIABILITY IN CONTRACT OR TORT, (II) LIABILITY ARISING FROM THE BUYER'S ACTUAL OR IMPUTED NEGLIGENCE, INTENTIONAL TORTS AND/OR STRICT LIABILITY, AND/OR (III) LIABILITY TO ANY THIRD PARTIES.

12.1.8   STANDARD WARRANTY TRANSFERABILITY

         The warranties provided for in this Clause 12.1 for any Warranted Part will accrue to the benefit of any airline in revenue service other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to applicable laws or regulations.

12.1.9   WARRANTY FOR CORRECTED, REPLACEMENT OR REPAIRED WARRANTED PARTS

         Whenever any Warranted Part that contains a defect for which the Seller is liable under Clause 12.1 has been corrected, repaired or replaced pursuant to the terms of this Clause 12, the period of the Seller's warranty with respect to such corrected, repaired or replacement Warranted Part, whichever may be the case, will be the remaining portion of the original warranty in respect of such corrected, repaired or replacement Warranted Part. In the event that a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect will not be allowable, notwithstanding any subsequent correction or repairs, and will immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.10  GOOD AIRLINE OPERATION - NORMAL WEAR AND TEAR

         The Buyer's rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with good commercial airline practice, all technical documentation and any other instructions issued by the Seller, the Suppliers or the manufacturer of the Propulsion Systems and all applicable rules, regulations and directives of the relevant Aviation Authorities.

         The Seller's liability under this Clause 12.1 will not extend to normal wear and tear nor to

         (i) any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after delivery by any party in a manner other than that approved by the Seller;

         (ii) any Aircraft or component, equipment, accessory or part thereof that has been knowingly operated in a damaged state; or

         (iii) any component, equipment, accessory or part from which the trademark, trade name, part or serial number or other identification marks have been intentionally removed.

         This waiver of the Seller's liability by the Buyer will not apply in the cases of Clause 12.1.10(i) and Clause 12.1.10(ii) above if the Buyer submits evidence satisfactory to the Seller that the defect did not arise from nor was contributed to by either of said cases.

12.2     SELLER SERVICE LIFE POLICY

         In addition to the warranties set forth in Clause 12.1 above, the Seller further agrees that should a Failure occur in any Item, then, subject to the general conditions and limitations set forth in Clause
         12.2.4 below, the provisions of this Clause 12.2 will apply.

12.2.1   DEFINITIONS

         For the purposes of this Clause 12.2, the following definitions will apply:

12.2.1.1 "Item" means any of the Seller components, equipment, accessories or parts listed in Exhibit C hereto which are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy as defined below in Clause 12.2.2.

12.2.1.2 "Failure" means any breakage of, or defect in, an Item that materially impairs the utility or safety of the Item, provided that any such breakage of, or defect in, any Item did not result from any breakage or defect in any other Aircraft part or component or from any other extrinsic force.

12.2.2   PERIODS AND SELLER'S UNDERTAKING

         Subject to the general conditions and limitations set forth in Clause
         12.2.4 below, the Seller agrees that if a Failure occurs in an Item within twelve (12) years after the delivery of the applicable said Aircraft to the Buyer, whichever will first occur, the Seller will, at its own discretion, as promptly as practicable and for a price that reflects the Seller's financial participation as hereinafter provided, either:

12.2.2.1 design and furnish to the Buyer a correction for such Item subject to a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or,

12.2.2.2 replace such Item.

12.2.3   SELLER'S PARTICIPATION IN THE COST

         Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item will be furnished to the Buyer at the Seller's current sales price therefor, less the Seller's financial participation, which will be determined in accordance with the following formula:

                C (N - T)
                ---------
         P =       N

         where

         P:       financial participation of the Seller,

         C: the Seller's then current sales price for the required Item or required Seller designed parts,

         T: total time in months since delivery of the particular Aircraft in which the Item subject to a Failure was originally installed,

         and,

         N:       one hundred and forty-four (144) months.

12.2.4   GENERAL CONDITIONS AND LIMITATIONS

12.2.4.1 Notwithstanding Clause 12.2.3, the undertakings given in this Clause
         12.2 will not be valid during the period applicable to an Item under Clause 12.1.

12.2.4.2 The Buyer's remedy and the Seller's obligation and liability under this Service Life Policy are subject to compliance by the Buyer with the following conditions precedent:

         (i) The Buyer will maintain log books and other historical records with respect to each Item adequate to enable determination as to whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the cost to be borne by the Seller in accordance with Clause 12.2.3 above.

         (ii) The Buyer will keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded.

         (iii)    The conditions of Clause 12.1.10 will have been complied with.

         (iv) The Buyer will carry out specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs will be, to the extent possible, compatible with the Buyer's operational requirements and will be carried out at the Buyer's expense. Reports relating thereto will be regularly furnished to the Seller.

         (v) In the case of any breakage or defect, the Buyer will report the same in writing to the Seller within ninety (90) days after any breakage or defect in an Item becomes apparent, whether or not said breakage or defect can reasonably be expected to occur in any other Aircraft, and the Buyer will inform the Seller in sufficient detail about the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3 Except as otherwise provided in this Clause 12.2, any claim under this Service Life Policy will be administered as provided in, and will be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4 In the event that the Seller has issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro rata formula established by the Seller. If such a kit is so offered to the Buyer, then, in respect of such Failure and any Failures that could ensue therefrom, the validity of the Seller's commitment under this Clause 12.2 will be subject to the Buyer's incorporating such modification in the relevant Aircraft, within a reasonable time, as promulgated by the Seller and in accordance with the Seller's instructions.

12.2.4.5 THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER'S OBLIGATION UNDER THIS SUBCLAUSE
         12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS SUBCLAUSE 12.2. THE BUYER'S SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE IN MONETARY DAMAGES, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH

         NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS SUBCLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN SUBCLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

12.2.5   TRANSFERABILITY

         The Buyer's rights under this Clause 12.2 will not be assigned, sold, leased, transferred or otherwise alienated by operation of law or otherwise, without the Seller's prior written consent, not to be unreasonably withheld.

         Any unauthorized assignment, sale, lease, transfer or other alienation of the Buyer's rights under this Service Life Policy will, as to the particular Aircraft involved, immediately void this Service Life Policy in its entirety.

12.3     SUPPLIER WARRANTIES

12.3.1   SELLER'S SUPPORT

         Prior to delivery of the first Aircraft, the Seller will provide the Buyer with the warranties and service life policies that the Seller has obtained pursuant to the Supplier Product Support Agreements.

12.3.2   SUPPLIER'S DEFAULT

12.3.2.1 In the event that any Supplier under any standard warranty obtained by the Seller pursuant to Clause 12.3.1 hereof defaults in the performance of any material obligation under such warranty with respect to a Supplier Part, and the Buyer submits within a reasonable time to the Seller reasonable proof that such default has occurred, then Clause
         12.1 this Agreement will apply to the extent it would have applied had such Supplier Part been a Warranted Part except that, for obligations covered under Clause 12.1, the shorter of (i) the Supplier's warranty period indicated in the Supplier Product Support Agreements manual and
         (ii) the Seller's warranty period indicated in Clause 12.1.3 of this Agreement will apply.

12.3.2.2 In the event that any Supplier under any Supplier service life policy obtained by the Seller pursuant to Clause 12.3.1 hereof defaults in the performance of any material obligation with respect thereto, and the Buyer submits within reasonable time to the Seller reasonable proof that such default has occurred, then Clause 12.2 of this Agreement will apply to the extent the same would have applied had such component, equipment, accessory or part been listed in Exhibit C hereto.

12.3.2.3 At the Seller's request, the Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyer's rights against the relevant Supplier, with respect to and arising by reason of such default and the Buyer will provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4     INTERFACE COMMITMENT

12.4.1   INTERFACE PROBLEM

         If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (an "Interface Problem"), the Seller will, if requested by the Buyer, and without additional charge to the Buyer, except for transportation of the Seller's personnel to the Buyer's facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible, provided, however, that if the Seller determines, after such due and reasonable investigation, that the Interface Problem was due to or caused by any act or omission of the Buyer in performance of its obligations hereunder, the Buyer will pay to the Seller all reasonable costs and expenses incurred by the Seller during such investigation. The Buyer will furnish to the Seller all data and information in the Buyer's possession relevant to the Interface Problem and will cooperate with the Seller in the conduct of the Seller's investigations and such tests as may be required. At the conclusion of such investigation the Seller will promptly advise the Buyer in writing of the Seller's opinion as to the cause or causes of the Interface Problem and the Seller's recommendations as to corrective action.

12.4.2   SELLER'S RESPONSIBILITY

         If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller will, if requested by the Buyer, correct the design of such Warranted Part, pursuant to the terms and conditions of Clause 12.1.

12.4.3   SUPPLIER'S RESPONSIBILITY

         If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller will, if requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the manufacturer of such Supplier Part.

12.4.4   JOINT RESPONSIBILITY

         If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller will, if requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved. The Seller will promptly advise the Buyer of any corrective action proposed by the Seller and any such Supplier. Such proposal will be consistent with any then existing obligations of the Seller hereunder and of any such Supplier to the Buyer. Such corrective action, unless reasonably rejected by the Buyer, will constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5   GENERAL

12.4.5.1 All requests under this Clause 12.4 will be directed both to the Seller and the affected Suppliers.

12.4.5.2 Except as specifically set forth in this Clause 12.4, this Clause 12.4 will not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3 All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 will be deemed to be delivered under this Agreement and will be subject to the terms, covenants and conditions set forth in this Clause 12 and in Clause 22.5.

12.5     EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY

         THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

         THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

         (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

         (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

         (3)      ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

         (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

         (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

         (6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

         (7)      ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

                  (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                  (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                  (c)      LOSS OF PROFITS AND/OR REVENUES;

                  (d)      ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

         THE ABOVE LIMITATIONS WILL NOT BE INTERPRETED TO IMPAIR THE WARRANTIES GRANTED TO THE BUYER HEREUNDER.

         THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.

12.6     DUPLICATE REMEDIES

         The remedies provided to the Buyer under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any such particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Clause 12 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. The Buyer's rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer will not have any right to require specific performance by the Seller.

UNQUOTE

         In consideration of the assignment and subrogation by the Seller under this Clause 12 in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained, specifically including, without limitation, the Exclusivity of Warranties and General Limitations of Liability provisions and Duplicate Remedies provisions.

         THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

         THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

         (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

         (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

         (3)      ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

         (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

         (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

      (6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

      (7)   ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

            (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

            (b) LOSS OF, DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

            (c)   LOSS OF PROFITS AND/OR REVENUES;

            (d)   ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

      THE ABOVE LIMITATIONS WILL NOT BE INTERPRETED TO IMPAIR THE WARRANTIES GRANTED TO THE BUYER HEREUNDER.

      THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.

      The remedies provided to the Buyer under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any such particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Clause 12 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. The Buyer's rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer will not have any right to require specific performance by the Seller.


New Air - A320 - AVSA                                                         53

12.7        NEGOTIATED AGREEMENT

            The Buyer and Seller agree that this Clause 12 has been the subject of discussion and negotiation and is fully understood by the parties and that the price of the Aircraft and the other mutual agreements of the parties set forth in this Agreement were arrived at in consideration of, INTER ALIA, the provisions of this Clause 12, specifically including the Exclusivity of Warranties and General Limitations of Liability provisions and the Duplicate Remedies provisions set forth following Clause 12.6.


New Air - A320 - AVSA                                                         54

13 -        PATENT AND COPYRIGHT INDEMNITY

            The Seller, in its capacity as "Buyer" under its arrangements with the Manufacturer, has negotiated and obtained the following indemnity against patent and copyright infringements from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the waiver, release and renunciation provision) all as hereinafter set out. The Seller hereby assigns to the Buyer, and the Buyer hereby accepts, all of the rights and obligations of the Seller in its capacity as "Buyer" as aforesaid under the said Patent Indemnity and the Seller subrogates the Buyer into all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that it has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer. Capitalized terms utilized in the following provisions have the meanings assigned thereto in this Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller.

QUOTE

13.1        INDEMNITY

13.1.1 Subject to the provisions of Clause 13.2.3, the Seller will indemnify the Buyer from and against any damages, costs and expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Airframe or any part or software installed therein at Delivery of

            (i)   any British, French, German, Spanish or U.S. patent; and

            (ii) any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that from the time of design of such Airframe or any part or software installed therein at Delivery and until infringement claims are resolved, the country of the patent and the flag country of the Aircraft are both parties to:

                  (1) the Chicago Convention on International Civil Aviation of December 7, 1944 and are each fully entitled to all benefits of Article 27 thereof, or,

                  (2) the International Convention for the Protection of Industrial Property of March 20, 1883 (the "Paris Convention"); and


New Air - A320 - AVSA                                                         55

         (iii) in respect of computer software installed on the Aircraft, any copyright, provided that the Seller's obligation to indemnify will be limited to infringements in countries which, at the time of infringement, are members of The Berne Union and recognize computer software as a "work" under the Berne Convention.

13.1.2   Clause 13.1.1 will not apply to

         (i)      Buyer Furnished Equipment;

         (ii)     the Propulsion Systems;

         (iii)    parts supplied pursuant to a Supplier Product Support
                  Agreement; or

         (iv)     software not created by the Seller.

13.1.3 In the event that the Buyer, due to circumstances contemplated in Clause 13.1.1 is prevented from using the Aircraft (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at among the claimant, the Seller and the Buyer), the Seller will at its expense either

         (i) procure for the Buyer the right to use the affected Airframe, part or software free of charge; or

         (ii) replace the infringing part or software as soon as possible with a noninfringing substitute.

13.2     ADMINISTRATION OF PATENT AND COPYRIGHT INDEMNITY CLAIMS

13.2.1 If the Buyer receives a written claim or a suit is threatened or begun against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer will

         (i)      forthwith notify the Seller, giving particulars thereof;

         (ii) furnish to the Seller all data, papers and records within the Buyer's control or possession relating to such patent or claim;

         (iii) refrain from admitting any liability or making any payment, or assuming any expenses, damages, costs or royalties, or otherwise acting in a manner prejudicial to the defense or denial of the suit or claim, it being agreed that nothing in this Clause 13.2.1(iii) will prevent the Buyer from paying the sums that may be required to obtain the release of the Aircraft, provided that payment is accompanied by a denial of liability and is made without prejudice;

                  (iv) fully cooperate with, and render all assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim;

                  (v) act to mitigate damages and/or to reduce the amount of royalties that may be payable, and act to minimize costs and expenses.

13.2.2 The Seller will be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner that, in the Seller's opinion, it deems proper.

13.2.3 The Seller's liability hereunder will be conditional on the strict and timely compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer, whether express or implied, which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

UNQUOTE

            In consideration of the assignment and subrogation by the Seller under this Clause 13 in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained (specifically including, without limitation, the waiver, release and renunciation provision).

            THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRFRAME, PART OR SOFTWARE INSTALLED THEREIN AT DELIVERY, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT


New Air - A320 - AVSA                                                         57

         THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE. THE REMAINDER OF THIS CLAUSE WILL REMAIN IN FULL FORCE AND EFFECT. THIS INDEMNITY AGAINST PATENT AND COPYRIGHT INFRINGEMENTS WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

14 -     TECHNICAL DATA AND DOCUMENTATION

14.1     GENERAL

         This Clause covers the terms and conditions for the supply of Technical Data and Documentation. The Technical Data and Documentation will be supplied in the English language using aeronautical terminology in common use.

14.2     SCOPE

         Range, form, type, format, ATA/non-ATA compliance, revision and quantity of the Technical Data and Documentation are covered in Exhibit F hereto.

14.3     DELIVERY

         The Technical Data and Documentation and corresponding revisions to be supplied by the Seller will be sent to one address only as advised by the Buyer.

         Technical Data and Documentation and their revisions will be packed and shipped by the quickest transportation methods. Shipment will be Free Carrier (FCA) Toulouse, France and/or Free Carrier (FCA) Hamburg, Germany.

         The delivery schedule of the Technical Data and Documentation will be phased as mutually agreed to correspond with Aircraft deliveries. The Buyer agrees to provide forty (40) days' notice when requesting a change to the delivery schedule.

         The Buyer will coordinate and satisfy local Aviation Authorities needs for the Technical Data and Documentation.

14.4.    REVISION SERVICE

14.4.1   GENERAL

         Unless otherwise specifically stated, revision service will be offered free of charge for three (3) years after delivery of the last Aircraft. Mandatory changes will be incorporated into the Technical Data and Documentation [****].

14.4.2   SERVICE BULLETINS (SB)

         Service Bulletin information will be incorporated into the Technical Data and Documentation after the Buyer's notice to the Seller that the Buyer intends to


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

         embody a Service Bulletin. The pre- and post--Technical Data and Documentation for the corresponding Service Bulletin will remain in the Technical Data and Documentation until the Buyer notifies the Seller that it has embodied the Service Bulletin on all the Aircraft. This Clause only applies to the following Technical Data and Documentation:

         -Aircraft Maintenance Manual
         -Illustrated Parts Catalog
         -Trouble Shooting Manual
         -Wiring Manual (Schematics, Wirings, Lists)

14.4.3   CUSTOMER ORIGINATED CHANGES

14.4.3.1 Customer Originated Changes (COC) data may be incorporated into the following customized Technical Data and Documentation:

         -Aircraft Maintenance Manual
         -Illustrated Parts Catalog
         -Trouble Shooting Manual
         -Wiring Manual (Schematics, Wirings, Lists)

         COC data will be established by the Buyer according to the "Guidelines for Customer Originated Changes" issued by the Seller.

         The COC data will be labeled "COC" to show that they are Buyer originated. The Seller will endeavor to incorporate COC data into the customized Technical Data and Documentation within two (2) revisions following the receipt of complete and accurate data for processing.

         COC data will be incorporated by the Seller in all affected customized Technical Data and Documentation, unless the Buyer specifies in writing into which Technical Data and Documentation the COC data will be incorporated. The customized Technical Data and Documentation into which the COC data are incorporated will only show the Aircraft configuration that reflects the COC data and not the configuration before incorporation of the COC data.

14.4.3.2 The Buyer will ensure that any such data have received prior agreement from its local Aviation Authorities.

14.4.3.3 The Buyer hereby acknowledges and accepts that the incorporation of any COC into the Technical Data and Documentation issued by the Seller will be entirely at the Buyer's risk. Accordingly, the Seller will be under no liability whatsoever in respect of either the contents of any COC, including any omissions or inaccuracies therein, or the effect that the incorporation of such COC may have on the Technical Data and Documentation.

         The Seller will not be required to check any COC data submitted for incorporation as aforesaid.

         Further, the Buyer acknowledges full liability for the effects, including all related costs, that any COC may have on all subsequent Service Bulletins and modifications.

14.4.3.4 In the event that the Seller is required under any judgment or settlement to indemnify any third party for injury, loss or damage incurred directly or indirectly as a result of incorporation of any COC into the Technical Data and Documentation issued by the Seller, the Buyer agrees to reimburse the Seller for all payments or settlements made in respect of such injury, loss or damage including any expenses (including reasonable legal fees) incurred by the Seller in defending such claims.

         The Seller's liability will in no event be affected by any communication, whether written or oral, that the Seller may make to the Buyer with respect to such documentation.

14.4.3.5 The Seller's costs with respect to the incorporation of any COC will be invoiced to the Buyer under conditions specified in ASCO's Customer Services Catalog in effect at the time of the Buyer's request for incorporation.

14.5     SUPPLIER EQUIPMENT

         Information relating to Supplier equipment that is installed on the Aircraft by the Seller will be included free of charge in the basic issue of the Technical Data and Documentation to the extent necessary for the understanding of the systems concerned.

         The Buyer will supply to the Seller the data related to Buyer Furnished Equipment and to any other equipment not covered in the Seller's Standard Furnished Equipment definition at least six (6) months before the scheduled delivery of the customized Technical Data and Documentation. The Buyer will supply these data in English.


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         The Seller will introduce into the basic issue of the Technical Data and Documentation the data related to Buyer Furnished Equipment. Costs for shipping these data will be the Buyer's responsibility.

14.6     AIRCRAFT IDENTIFICATION TECHNICAL DATA AND DOCUMENTATION

         For the customized Technical Data and Documentation the Buyer agrees to the allocation of Fleet Serial Numbers (FSNs) in the form of a block of numbers selected in the range from 001 to 999.

         The sequence will be interrupted only if two (2) different Propulsion Systems or different Aircraft models are selected.

         The Buyer will indicate to the Seller the FSN allocated to the Aircraft Manufacturer's Serial Number (MSN) within forty-five (45) days after execution of this Agreement. The allocation of FSNs to MSNs will not constitute any proprietary, insurable or other interest of the Buyer in any Aircraft before delivery of and payment for Aircraft as provided in this Agreement.

         The affected customized Technical Data and Documentation are:

         - Aircraft Maintenance Manual
         - Illustrated Parts Catalog
         - Trouble Shooting Manual
         - Wiring Manual (Schematics, Wirings, Lists)

14.7     PERFORMANCE ENGINEER'S PROGRAMS

         Complementary to the standard Operational Manuals, covered in Exhibit F hereto, the Seller will provide to the Buyer Performance Engineer's Programs (PEPs) under license conditions defined in Exhibit F hereto.

14.8     CD-ROM

         Certain Technical Data and Documentation are provided on CD-ROM under license conditions defined in Exhibit F hereto.

         The affected Technical Data and Documentation are the following:

         - Trouble Shooting Manual
         - Aircraft Maintenance Manual
         - Illustrated Parts Catalog


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         From time to time, the Seller may extend this list to include other
         Technical Data and Documentation and related license conditions specified by the Seller.

14.9     WARRANTIES

         The Seller warrants that the Technical Data and Documentation are prepared in accordance with the state of the art at the date of their conception. Should any of the Technical Data and Documentation prepared by the Seller contain error or omission, the sole and exclusive liability of the Seller will be to take all reasonable and proper steps to, at its option, correct or replace any such Technical Data and Documentation. Notwithstanding the above, no warranties of any kind are given for the Customer Originated Changes addressed in Clause 14.4.3. The provisions of Clauses 12.5, 12.6 and 12.7 will apply to all Technical Data and Documentation.

14.10    PROPRIETARY RIGHTS

14.10.1 All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data and Documentation will remain with the Seller. All such Technical Data and Documentation are supplied to the Buyer for the sole use of the Buyer, who undertakes not to divulge the contents thereof to any third party save as permitted therein or otherwise pursuant to any governmental or legal requirement imposed on the Buyer.

         These proprietary rights will also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.10.2 Whenever this Agreement provides for manufacturing by the Buyer, the consent given by the Seller will not be construed as express or implicit approval of the manufactured products. The supply of the Technical Data and Documentation will not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof or spare part.

14.10.3 If the Seller authorizes the disclosure of any of the Technical Data and Documentation to third parties, either under this Agreement or by an express prior written authorization, the Buyer will undertake that such third party agree to be bound by the same conditions and restrictions as the Buyer with respect to the Technical Data and Documentation.


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15 -     FIELD ASSISTANCE

15.1     SELLER'S SERVICE

        The Seller will provide or cause to be provided at no charge to the Buyer the services described in this Clause 15, at the Buyer's main base or at other locations to be mutually agreed.

15.1.1 The Seller will provide a Resident Customer Support Representative starting at or about delivery of the first Aircraft and continuing for as long as at least five (5) Aircraft are in operation in the Buyer's fleet.

15.1.2 The Seller will also provide free of charge the services of a team of Customer Support Representatives acting in an advisory capacity at the Buyer's main base starting at or about delivery of the first Aircraft for a total of [****] man-months. The actual number of Customer Support Representatives assigned to the Buyer at any one time will be mutually agreed, but will not exceed three (3) persons.

15.1.3 The Seller has set up a global technical services network available for the nonexclusive use of operators of aircraft manufactured by the Manufacturer. The Buyer will have free access to this global network at any time in the course of its operation of the Aircraft. In particular, the Buyer will have access to the regional Customer Support Representatives closest to the Buyer's main base after the end of the period referred to above in Clause 15.1.1, or to cover for the temporary absence of the Customer Support Representative(s). A list of the contacts for the global technical services network, including the regional Customer Support Representatives, will be provided to the Buyer.

15.2     CUSTOMER SUPPORT DIRECTOR

         The Seller will provide the services of one (1) Customer Support Director based in Herndon, Virginia, to liaise between the Manufacturer and the Buyer on product support matters after signature of this Agreement for as long as the Buyer operates at least one (1) Aircraft.

15.3     BUYER'S SERVICE

15.3.1 For as long as the Customer Support Representative(s) specified in Clause 15.1.1 above remain(s) with the Buyer, the Buyer will furnish without charge secretarial assistance, suitable office space, office equipment and facilities in or conveniently near the Buyer's maintenance facilities. The Buyer will provide


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[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


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        [****]

15.3.2 In accordance with the Buyer's regulations, the Buyer will provide at no charge to the Seller

         (i) airline tickets in business class confirmed and guaranteed between the locations mentioned above in Subclause 15.1 and the international airport nearest Toulouse, France, that is on the Buyer's network for the Customer Support Representative(s) mentioned in Subclause 15.1.1; and

         (ii) when said Customer Support Representative(s) are assigned away from the locations mentioned above in Subclause 15.1 at the Buyer's request, transportation between the said locations and the place of assignment.

15.3.3 The parties will give each other all necessary reasonable assistance with general administrative functions specific to their respective countries and procurement of the documents necessary to live and work there.

15.4     REPRESENTATIVES' STATUS

         In providing the above technical service, the Seller's employees, including Customer Support Representative(s) and the Customer Support Director, are deemed to be acting in an advisory capacity only and at no time will they be deemed to be acting, either directly or indirectly, as the Buyer's employees or agents.

15.5     TEMPORARY ASSIGNMENT OF CUSTOMER SUPPORT REPRESENTATIVE

         The Buyer agrees that the Seller will have the right to transfer or recall any Customer Support Representative(s) on a temporary or permanent basis. The Buyer will receive credit for the man-days during which any Customer Support Representative is absent from the Buyer's facility pursuant to this Clause 15.5.


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[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


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16 -     TRAINING AND TRAINING AIDS

16.1.    GENERAL

         This Clause covers the terms and conditions for the supply of training and training aids for the Buyer's personnel to support the Aircraft operation.

16.2.    SCOPE

16.2.1 The range and quantities of training and training aids to be provided free of charge under this Agreement are covered in Appendix A to this Clause 16. The Seller will arrange availability of such training and training aids in relation to the delivery of the Aircraft.

16.2.2 The contractual training courses, defined in Appendix A to this Clause 16, will be provided up to one (1) year after delivery of the last Aircraft.

16.2.3 In the event that the Buyer should use none or only part of the training or training aids to be provided pursuant to this Clause, no compensation will be provided, but a credit may be mutually agreed.

16.3.    TRAINING ORGANIZATION / LOCATION

16.3.1 The Seller will provide the training at the Airbus Training Center in Miami, Florida, or one of its affiliated training centers.

16.3.2 In the event of the nonavailability of facilities or scheduling imperatives making training by the Seller impractical, the Seller will make arrangements for the provision to the Buyer of such training support elsewhere.

16.3.3 Upon the Buyer's request the Seller may also provide certain training at one of the Buyer's bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In this event, all additional charges listed in Clause 16.6.2 will be borne by the Buyer.

16.4     TRAINING COURSES

16.4.1 Training courses, as well as the minimum and maximum numbers of trainees per course provided for the Buyer's personnel, are defined in the Seller's applicable Training Course Catalog and will be scheduled as mutually agreed upon during a training conference (the "Training Conference") to be held at least twelve (12) months prior to delivery of the first Aircraft.


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16.4.2   The following terms will apply when training is performed by the
         Seller:

         (i) Training courses will be the Seller's standard courses as described in the Seller's current Training Course Catalog. The Seller will be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses.

         (ii) The training curricula and the training equipment may not be fully customized. However, academic curricula may be modified to include the most significant aspects of the Specification (to the exclusion of Buyer Furnished Equipment) as known at the latest six (6) months prior to the date of the first training course planned for the Buyer. The equipment used for training of flight and maintenance personnel will not be fully customized; however, this equipment will be configured in order to obtain the relevant Aviation Authority's approval and to support the Seller's teaching programs. Training data and documentation will not be revised.

         (iii) Training data and documentation necessary for training detailed in Appendix A to this Clause 16 will be free-of-charge. Training data and documentation will be marked "FOR TRAINING ONLY" and as such will be supplied for the sole and express purpose of training.

         (iv) Upon the request of the Buyer, the Seller will collect and pack for consolidated shipment to the Buyer's facility, all training data and documentation of the Buyer's trainees attending training at the Airbus Training Center in Miami, Florida, at no charge to the Buyer, with shipment by Free Carrier (FCA) Miami International Airport. It is understood that title to and risk of loss of said shipment will pass to the Buyer upon delivery.

16.4.3 In the event the Buyer decides to cancel or reschedule a training course, a minimum advance notice of sixty (60) calendar days will be required. Any later cancellation or change, when courses cannot be allocated to other customers, will be deducted from the training allowances defined herein or will be charged to the Buyer, as applicable.

16.4.4 In fulfillment of its obligation to provide training courses, when the Seller performs the training courses, the Seller will deliver to the trainees a certificate of completion at the end of any such training course. The Seller's certificate does not represent authority or qualification by any official Aviation Authorities but may be presented to such officials in order to obtain relevant formal qualification.


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         In the event that training is provided by a training provider selected by the Seller, the Seller will cause such training provider to deliver a certificate of completion at the end of any such training course. Such certificate will not represent authority or qualification by any official Aviation Authorities but may be presented to such officials in order to obtain relevant formal qualification.

16.5     PREREQUISITES

16.5.1 Training will be conducted in English and all training aids and materials are written in English using common aeronautical terminology. Trainees must have the prerequisite jet transport category experience as defined in Appendix B to this Clause 16.

         It is clearly understood that the Seller's training courses are "Transition Training Courses" and not "Ab Initio Training Courses."

         Furthermore, the Buyer will be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.5.2 The Buyer will provide the Seller with an attendance list of the trainees for each course with the validated qualification of each trainee. The Seller reserves the right to check the trainees' proficiency and previous professional experience. The Seller will in no case warrant or otherwise be held liable for any trainee's performance as a result of any training services provided.

16.5.3 Upon the Buyer's request, the Seller may be consulted to direct the above mentioned trainee(s) through a relevant entry level training program, which will be at the Buyer's charge, and, if necessary, to coordinate with competent outside organizations for this purpose. Such consultation will be held during the Training Conference.

         In the event the Seller should determine that a trainee lacks the required entry level, such trainee will, following consultation with the Buyer, be withdrawn from the program and will then be considered to be at the Buyer's disposal.


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16.6.    LOGISTICS

16.6.1   TRAINEES

16.6.1.1 When training is done at the Airbus Training Center in Blagnac, France, the Seller will provide free local transportation by bus for the Buyer's trainees to and from designated pick up points and the training center.

16.6.1.2 When training is done at the Airbus Training Center in Miami, Florida, the Seller will provide a free-of-charge rental car for all of the Buyer's trainees at the beginning of the training course on the basis of one rental car per four trainees and one rental car per each flight crew.

         The Seller will provide rental cars with unlimited mileage, and the Buyer will pay for gas, and fines, if any. However, the Buyer will indemnify and hold the Seller harmless from and against all liabilities, claims, damages, costs and expenses for any injury to or death of any of the Buyer's trainees occasioned during the course of such transportation.

16.6.1.3 Living expenses for the Buyer's trainees are to be borne by the Buyer.

16.6.2   TRAINING AT EXTERNAL LOCATION

16.6.2.1 SELLER'S INSTRUCTORS

         In the event that training is provided by the Seller's instructors at any location other than the Seller's training centers, the Buyer will reimburse the Seller for all the expenses, defined below in Clauses 16.6.2.2, 16.6.2.3, 16.6.2.4 and 16.6.2.5 related to the assignment of such instructors and their performance of the duties as aforesaid.

16.6.2.2 LIVING EXPENSES

         Such expenses, covering the entire period from day of secondment to day of return to the Seller's base, will include but will not be limited to lodging, food and local transportation to and from the place of lodging and the training course location. The Buyer will reimburse the Seller for such expenses on the basis of a per diem rate corresponding to the current per diem rate used by the Seller for its personnel.


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16.6.2.3 AIR TRAVEL

         The Buyer will reimburse the Seller for the costs of the Seller's instructors in confirmed business class or in confirmed coach class, where business class is not available, to and from the Buyer's designated training site and the Seller's training center.

16.6.2.4 INSTRUCTOR'S MATERIAL

         The Buyer will reimburse the Seller for the cost of shipping the instructor's material needed to conduct such courses.

16.6.2.5 TRANSPORTATION SERVICES

         The Buyer will be solely liable for any and all delay in the performance of the training outside of the Seller's training centers associated with the transportation services described above and will indemnify and hold the Seller harmless from such delay and any consequences arising therefrom.

16.6.2.6 TRAINING EQUIPMENT AVAILABILITY

         Training equipment necessary for course performance at any course location other than the Seller's training centers or the facilities of the training provider selected by the Seller will be provided by the Buyer in accordance with the Seller's specifications.

16.7     FLIGHT OPERATIONS TRAINING

16.7.1   FLIGHT CREW TRAINING COURSE

16.7.1.1 The Seller will perform a flight crew training course program (regular transition program or a cross-crew qualification program as applicable) for the Buyer's flight crews, each of which will consist of one captain
         (1) and one (1) first officer, as defined in Appendix A to this Clause
         16. The training manual used will be the Seller's Flight Crew Operating Manual.

16.7.1.2 The Buyer will use its delivered Aircraft for any required Aircraft in-flight training. This training will not exceed one (1) session of one and a half (1.5) hours per pilot. When Aircraft in-flight crew training is performed in Blagnac, France, the Seller will provide free-of-charge line maintenance, including servicing, preflight checks


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         and changing of minor components, subject to conditions agreed in the present Agreement.

16.7.1.3 The Buyer will provide mutually agreed spare parts as required to support said Aircraft in-flight training and will provide insurance in line with Clause 16.12.

16.7.1.4 In all cases, the Buyer will bear all expenses such as fuel, oil and landing fees.

16.7.2.  FLIGHT CREW LINE INITIAL OPERATING EXPERIENCE

16.7.2.1 In order to assist the Buyer with initial operating experience after delivery of the first Aircraft, the Seller will provide to the Buyer pilot instructor(s) as defined in Appendix A to this Clause 16.

16.7.2.2 The Buyer will reimburse the expenses for each such instructor in accordance with Clause 16.6.2. Additional pilot instructors can be provided at the Buyer's expense and upon conditions to be mutually agreed upon.

16.7.3   CABIN ATTENDANTS' FAMILIARIZATION COURSE

         The Seller will provide cabin attendants' course(s) to the Buyer's cabin attendants, as defined in Appendix A to this Clause 16.

         The cabin attendants' course, when incorporating the features of the Aircraft, can be given at the earliest two (2) weeks before the delivery date of the first Aircraft.

16.7.4.  PERFORMANCE / OPERATIONS COURSE

         The Seller will provide performance/operations training for the Buyer's personnel as defined in Appendix A to this Clause 16.

         The available courses are listed in the Seller's applicable Training Course Catalog.

16.8     MAINTENANCE TRAINING

16.8.1 The Seller will provide maintenance training for the Buyer's ground personnel as defined in Appendix A to this Clause 16.

         The available courses are listed in the Seller's applicable Training Course Catalog.


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16.8.2   ON-THE-JOB TRAINING

         Upon the Buyer's request, the Seller may be consulted to identify competent outside organizations to provide on-the-job training, which will be at the Buyer's charge.

16.8.3   LINE MAINTENANCE INITIAL OPERATING EXPERIENCE TRAINING

         In order to assist the Buyer during the entry into service of the Aircraft, the Seller will provide to the Buyer maintenance instructor(s) at the Buyer's base as defined in Appendix A to this Clause 16.

16.8.3.1 This line maintenance initial operating experience training will cover training in handling and servicing of Aircraft, flight crew / maintenance coordination, use of documentation, CAATS, ADRES, and/or any other activities which may be deemed necessary after delivery of the first Aircraft.

16.8.3.2 The Buyer will reimburse the expenses for said instructor(s) in accordance with Clause 16.6.2. Additional maintenance instructors can be provided at the Buyer's expense.

16.9     SUPPLIER AND ENGINE MANUFACTURER TRAINING

         A copy of the Supplier Training Catalogue, listing the suppliers that provide training, will be supplied to the Buyer on request.

16.10    TRAINING AIDS AND MATERIALS FOR THE BUYER'S TRAINING ORGANIZATION

16.10.1  The Seller will provide to the Buyer the Airbus Computer Based Training
         (CBT) System, training aids and material, as used in the Seller's training centers, free of charge as defined in Appendix A to this Clause 16.

         The Airbus CBT System, training aids and material supplied to the Buyer will be similar to those used in the Manufacturer's training centers for the training provided for the Buyer. The Seller has no obligation to cause the Manufacturer to revise the Airbus CBT System.

16.10.2  DELIVERY

16.10.2.1 The Seller will deliver to the Buyer the Airbus CBT System, training aids and materials as defined in Appendix A to this Clause 16, at a date to be mutually agreed during the Training Conference.


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16.10.2.2 Those items supplied to the Buyer pursuant to Clause 16.10.1 above will be delivered FCA Toulouse, Blagnac Airport. Title to and risk of loss of said items will pass to the Buyer upon delivery.

16.10.2.3 All costs related to transportation and insurance of said items from the FCA point to the Buyer's facilities will be at the Buyer's expense.

16.10.3   INSTALLATION

16.10.3.1 Upon the Buyer's request, the Seller may assist the Buyer with the initial installation of the Airbus CBT System at the Buyer's facility following notification in writing that the various components, which are in accordance with specifications defined in the Airbus CBT Technical Catalog, are ready for installation and available at the Buyer's facility.

16.10.3.2 The Buyer will provide any and all the necessary hardware on which the Airbus CBT System will be installed and Seller will not be responsible for any incompatibility of such hardware with the Airbus CBT System.

16.10.3.3 The Airbus CBT System will be installed by the Buyer's personnel who have completed the Airbus CBT training, and the Seller will be held harmless from any damage to person and/or to property caused by or in any way connected with the handling and/or installation of the Airbus CBT System by the Buyer's personnel.

16.10.3.4 The Buyer will reimburse the expenses in accordance with Clause 16.6.2, for the Seller's personnel required at the Buyer's facility to conduct Airbus CBT Training and/or provide installation assistance.

16.10.4   LICENSE

16.10.4.1 The Seller will grant the Buyer a license to use the Airbus CBT System, as defined in Appendix C to this Clause 16.

16.10.4.2 Supply of additional sets of courseware supports, as well as any extension to the license for such courseware, will be subject to terms and conditions to be mutually agreed.

16.10.5 The Seller will not be responsible and hereby disclaims any and all liabilities resulting from or in connection with the use by the Buyer of the training aids and materials at the Buyer's facilities.


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16.11     PROPRIETARY RIGHTS

          The Seller's training data and documentation, Airbus CBT System, training aids and material are proprietary to the Manufacturer and its suppliers and the Buyer agrees not to disclose the content of the courseware or any information or documentation provided by the Seller in relation to training in whole or in part, to any third party without the prior written consent of the Seller.

16.12     INDEMNIFICATION AND INSURANCE

          Indemnification provisions and insurance requirements are as set forth in Clause 19.


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                                                         APPENDIX A TO CLAUSE 16

                               TRAINING ALLOWANCE

1.        FLIGHT OPERATIONS TRAINING

1.1       FLIGHT CREW TRAINING

          The Seller will provide flight crew training (regular transition or CCQ as applicable) free of charge for [****] of the Buyer's flight crews and [****] of the Buyer's instructor flight crews.

          The Seller will [****].

1.2       FLIGHT CREW LINE INITIAL OPERATING EXPERIENCE

          The Seller will provide to the Buyer pilot instructor(s) free of charge for a period of one (1) pilot instructor month.

1.2.1 The maximum number of pilot instructors present at any one time will be limited to two (2) pilot instructors.

1.3       CABIN ATTENDANTS' FAMILIARIZATION COURSE

          The Seller will provide to the Buyer cabin attendants' training free of charge for twenty-four (24) of the Buyer's cabin attendants.

1.4       PERFORMANCE / OPERATIONS COURSE(S)

1.4.1 The Seller will provide to the Buyer two hundred (200) trainee days of performance/operations training free of charge for the Buyer's personnel.

1.4.2 The above trainee days will be used solely for the performance/operations training courses as defined in the Seller's applicable Training Course Catalog.


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Rule 406 under the Securities Act of 1933, as amended.


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2.        MAINTENANCE TRAINING

2.1       MAINTENANCE TRAINING COURSES

2.1.1 The Seller will provide to the Buyer [****] trainee days of maintenance training free of charge for the Buyer's personnel.

2.1.2 The above trainee days will be used solely for the Maintenance training courses as defined in the Seller's applicable Training Course Catalog.

2.1.3 Notwithstanding the trainee days allowance in Clause 2.1.1.1 above, the number of Engine Run-up courses will be limited to one (1) course for three (3) trainees per Firm Aircraft.

2.2       LINE MAINTENANCE INITIAL OPERATING EXPERIENCE TRAINING

          The Seller will provide to the Buyer maintenance instructor(s) at the Buyer's base free of charge for a period of thirty (30) weeks.

3.        TRAINEE DAYS ACCOUNTING

          Trainee days are counted as follows:

          - For instruction at the Seller's training centers, one (1) day of instruction for one (1) trainee equals one (1) trainee day, and the number of trainees at the beginning of the course will be counted as the number of trainees considered to have taken the course.

          - For instruction outside of the Seller's training centers, one (1) day of secondment of one (1) Seller instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days.

4.        TRAINING AIDS AND MATERIALS FOR BUYER'S TRAINING ORGANIZATION

4.1 The Seller will provide to the Buyer one (1) Airbus CBT System as defined in Clause 4.2 below, related to the Aircraft. The Seller will also provide free of charge revision to courseware in Clause 4.2 below for five (5) years after initial delivery of the courseware, when developed by the Manufacturer.


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[****] Represents material which has been redacted and filed separately with
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Rule 406 under the Securities Act of 1933, as amended.


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4.2     The Airbus CBT System supplied to the Buyer will consist of:

        -       One (1) Airbus CBT installation/utilization guide

        -       Scale 1/1 cockpit panel drawings (color)

        -       One (1) set of paper copy and one (1) reproducible CD ROM

        -       Scale 1/2 cockpit panel drawings (color)

        -       One (1) set of paper copy and one (1) reproducible CD ROM

        - One (1) set of CD-ROM with run time software related to the delivered courseware.

        FOR FLIGHT OPERATIONS TRAINING:

        The A320 flight crew Airbus CBT courseware will be delivered with:

        -       One (1) set of CD ROM with Airbus CBT courseware files

        - One (1) set of training documentation master, whenever applicable

        -       One (1) set of menu listings

        -       One (1) set of videodisks, whenever applicable

        - One (1) set of Training Interface for Performance and Weight and Balance (TIPWB)

        FOR MAINTENANCE TRAINING:

        The A320 maintenance Airbus CBT courseware will be delivered with:

        -       One (1) set of CD ROM with Airbus CBT courseware files

        - One (1) set of training documentation master, whenever applicable

        -       One (1) set of menu listings

        -       Six (6) sets of videodisks, whenever applicable


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                        MINIMUM RECOMMENDED QUALIFICATION

                      IN RELATION TO TRAINING REQUIREMENTS

                          (Regular Transition Courses)

The prerequisites listed below are the minimum recommended requirements specified for Airbus training. If the appropriate regulatory agency or the specific airline policy of the trainee demand greater or additional requirements, they will apply as prerequisites.

-     CAPTAIN PREREQUISITES

      -     Fluency in English

      -     1500 hours minimum flying experience as pilot

      -     1000 hours experience on FAR/JAR 25 aircraft

      -     200 hours experience as airline, corporate pilot or military pilot

      - Must have flown transport type aircraft, as flying pilot, within the last 12 months.

-     FIRST OFFICER PREREQUISITES

      -     Fluency in English

      -     500 hours minimum flying experience as pilot of fixed wing aircraft

      -     300 hours experience on FAR/JAR 25 aircraft

      - 200 hours flying experience as airline pilot or a corporate pilot or military pilot

      - Must have flown transport type aircraft, as flying pilot, within the last 12 months.

        For both CAPTAIN and FIRST OFFICER, if one or several of the above criteria are not met, the trainee must follow

        (i) an adapted course (example: if not fluent in English, an adapted course with a translator), or

        (ii) an Entry Level Training (ELT) program before entering the regular or the adapted course.

        Such course(s), if required, will be at the Buyer's expense.


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-       MAINTENANCE PERSONNEL PREREQUISITES

        -       Fluency in English

        - Experience on first or second generation jet transport category aircraft

        - Knowledge of digital techniques, including ARINC 429, for electrics / avionics specialists. If this criterion is not met the trainee must follow a Basic Digital Course.


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                                                         APPENDIX C TO CLAUSE 16

                LICENSE FOR USE OF AIRBUS COMPUTER BASED TRAINING

1.      GRANT

        The Seller grants the Buyer the right, pursuant to the terms and conditions herein, to use the Airbus CBT System for the term (defined in Clause 4 below) of this license (the "License").

2.      DEFINITIONS

2.1 For the purpose of this Appendix C to Clause 16, the following definitions will apply :

2.1.1 "Airbus CBT Courseware" means the programmed instructions that provide flight crew and maintenance training.

2.1.2 "Airbus CBT Software" means the system software that permits the use of the Airbus CBT Courseware.

2.1.3 "Airbus CBT System" means the combination of the Airbus CBT Software and the Airbus CBT Courseware.

2.1.4 "Student/Instructor Mode" means the mode that allows the user to run the Airbus CBT Courseware.

2.1.5 "Airbus CBT Training" means the training enabling the Buyer to load and use the Airbus CBT System.

2.2 For the purpose of clarification, it is hereby stated that all related hardware required for the operation of the Airbus CBT System is not part of the Airbus CBT System and will be procured under the sole responsibility of the Buyer.

3.      COPIES

3.1 The Buyer will be permitted to copy the Airbus CBT Software for back-up and archiving purposes and the loading of the Airbus CBT Software exclusively on the Buyer's workstations. In such cases, the Buyer will advise the Seller in writing stating the number and purpose of any copies made. Any other copying is strictly prohibited.


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3.2     The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Buyer makes of the Airbus CBT Software.

4.      TERM

        The rights under this License will be granted to the Buyer for as long as the Buyer operates the aircraft model to which the Airbus CBT Software and the Airbus CBT courseware apply. When the Buyer stops operating said Aircraft model, the Buyer will return the Airbus CBT System and any copies thereof to the Seller, accompanied by a note certifying that the Buyer has returned all existing copies.

5.      PERSONAL ON-SITE LICENSE

5.1 The above described License is personal to the Buyer for use of the Airbus CBT System within the Buyer's premises only, and is nontransferable and nonexclusive.

5.2 The Buyer may not (i) distribute or sublicense any portion of the Airbus CBT System, (ii) modify or prepare derivative works from the Airbus CBT Software, (iii) publicly display visual output of the Airbus CBT Software, or (iv) transmit the Airbus CBT Software electronically by any means.

6.      CONDITIONS OF USE

6.1     USE OF THE AIRBUS CBT SOFTWARE

6.1.1 For the student delivery mode, the Buyer will use the Airbus CBT Software for the exclusive purpose of

        (i) rostering students for one or several courses syllabi in order to follow students' progression,

        (ii) rearranging course syllabi or creating new ones using available courseware modules, it being understood that the Seller disclaims any responsibility regarding any course(s) that may be modified or rearranged by the Buyer.


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6.2     USE OF THE AIRBUS CBT COURSEWARE

6.2.1 The Buyer will use the Airbus CBT Courseware for the exclusive purpose of performing training instructions for its personnel, or for third party personnel contracted to perform work on the Aircraft on behalf of the Buyer. Such training will be performed at the Buyer's facility or at a subcontractor's facility provided it is conducted by the Buyer's personnel.

7.      PROPRIETARY RIGHTS AND NONDISCLOSURE

        The Airbus CBT Software and Airbus CBT Courseware, the copyrights and any and all other author rights, intellectual, commercial or industrial proprietary rights of whatever nature in the Airbus CBT Software and Airbus CBT Courseware are and will remain with the Seller or its suppliers, as the case may be. The Airbus CBT Software and Airbus CBT Courseware and their contents are designated as confidential. The Buyer will not take any commercial advantage by copy or presentation to third parties of the Airbus CBT Software, the documentation, the Airbus CBT Courseware, and/or any rearrangement, modification or copy thereof.

        The Buyer acknowledges the Manufacturer's proprietary rights in the Airbus CBT System and undertakes not to disclose the Airbus CBT Software or Airbus CBT Courseware or parts thereof or their contents to any third party without the prior written consent of the Seller. Insofar as it is necessary to disclose aspects of the Airbus CBT Software and Airbus CBT Courseware to the Buyer's personnel, such disclosure is permitted only for the purpose for which the Airbus CBT Software and Airbus CBT Courseware are supplied to the Buyer under the License.

8.      WARRANTY

8.1 The Seller warrants that the Airbus CBT System is prepared in accordance with the state of the art at the date of its conception. Should the Airbus CBT System be found to contain any nonconformity or defect, the Buyer will notify the Seller promptly thereof and the sole and exclusive liability of the Seller under this Clause 8.1 of the Airbus CBT License will be to correct the same at its own expense.


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8.2     WAIVER, RELEASE AND RENUNCIATION

         THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS LICENSE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN AIRBUS CBT SYSTEM DELIVERED UNDER THIS LICENSE INCLUDING BUT NOT LIMITED TO:

        (A)     ANY WARRANTY AGAINST HIDDEN DEFECTS;

        (B)     ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

        (C) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

        (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR IN TORT AND WHETHER OR NOT ARISING FROM THE SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED; AND

        (E) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF.

        THE SELLER WILL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN THE AIRBUS CBT SYSTEM DELIVERED UNDER THIS LICENSE.


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17 -    EQUIPMENT SUPPLIER PRODUCT SUPPORT

17.1    EQUIPMENT SUPPLIER PRODUCT SUPPORT AGREEMENTS

17.1.1 The Seller has obtained product support agreements transferable to the Buyer from Suppliers of Seller Furnished Equipment listed in the Specification.

17.1.2 These agreements are based on the "World Airlines and Suppliers Guide" and include Supplier commitments contained in the Supplier Product Support Agreements, which include the following:

        (i) Technical data and manuals required to operate, maintain, service and overhaul the Supplier items will (a) be prepared in accordance with the applicable provisions of ATA Specification 100 and 101 in accordance with Clause 14 of this Agreement, (b) include revision service, and (c) be published in the English language. The Seller recommends that software data, supplied in the form of an appendix to the Component Maintenance Manual, be provided in compliance with ATA Specification 102 up to level 3 to protect Supplier's proprietary interests.

        (ii) Warranties and guarantees, including Suppliers' standard warranties, and in the case of Suppliers of landing gear, service life policies for selected landing gear structures.

        (iii) Training to ensure efficient operation, maintenance and overhaul of the Suppliers' items for the Buyer's instructors, shop and line service personnel.

        (iv) Spares data in compliance with ATA Specification 200 or 2000, initial provisioning recommendations, spares and logistics service, including routine and emergency deliveries.

        (v) Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier items as well as required tooling and spares provisioning.

17.2    SUPPLIER COMPLIANCE

        The Seller will monitor Supplier compliance with support commitments defined in the Supplier Product Support Agreements and will take action together with the Buyer if necessary.


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17.3    SUPPLIER PART REPAIR STATIONS

17.3.1 The Manufacturer has developed with the Suppliers a comprehensive network of repair stations in North America for those Supplier Parts originating from outside this territory.

        As a result, most Supplier Parts are repairable in North America, and corresponding repair stations are listed in the AOG and Repair Guide, which is issued and regularly updated by the Manufacturer.

        The Seller undertakes that the Supplier Parts that have to be forwarded for repair outside North America will be sent back to the Buyer with proper tagging as required by the FAA.

17.3.2 The Seller will support the Buyer in cases where the agreed repair turn time of an approved repair station is not met by causing free-of-charge loans or exchanges as specified in the relevant Supplier Product Support Agreements to be offered to the Buyer.


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18 -    BUYER FURNISHED EQUIPMENT

18.1    ADMINISTRATION

18.1.1 Without additional charge and in accordance with the Specification, the Seller will cause the Manufacturer to provide for the installation of the BFE, provided that the BFE is referred to in the Airbus BFE Catalog of Approved Suppliers by Products valid at the time the BFE is ordered.

        The Seller will cause the Manufacturer to advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition. This description will include the description of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyer will furnish such detailed description and information by the dates specified. Thereafter, no information, dimensions or weights will be revised unless authorized by an SCN.

        The Seller will also furnish the Buyer in due time a schedule of dates and shipping addresses for delivery of BFE and (when requested by the Seller) additional spare BFE to permit installation of the BFE in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule. The Buyer will provide the BFE by such dates in a serviceable condition, to allow performance of any assembly, test, or acceptance process in accordance with the industrial schedule.

        The Buyer will also provide, when requested by the Seller, at Aerospatiale works and/or at DASA works, adequate field service, including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.2 The Seller will be entitled to refuse any item of BFE that it considers incompatible with the Specification, the above-mentioned engineering definition or the certification requirements.

18.1.3 The BFE will be imported into France or into Germany by the Buyer under a suspensive customs system ("REGIME DE L'ENTREPOT INDUSTRIEL POUR FABRICATION COORDONNEE" or "ZOLLVERSCHLUSS") without application of any French or German tax or customs duty, and will be Delivered Duty Unpaid
        (DDU) according to the Incoterms definition, to

        AEROSPATIALE, Societe Nationale Industrielle
        316 Route de Bayonne
        31300 TOULOUSE
        FRANCE


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        or

        DAIMLER CHRYSLER AEROSPACE AIRBUS GmbH
        Division Hamburger Flugzeugbau
        Kreetslag 10
        21129 HAMBURG
        FEDERAL REPUBLIC OF GERMANY

        as provided in Clause 18.1.1.

18.1.4 If the Buyer requests the Seller to supply directly certain items that are considered BFE according to the Specification, and if such request is notified to the Seller in due time in order not to affect the delivery date of the Aircraft, the Seller may agree to order such items subject to the execution of an SCN reflecting the effect on price, escalation adjustment, and any other conditions of the Agreement. In such a case the Seller will be entitled to the payment of a reasonable handling charge and will bear no liability in respect of delay and product support commitments for such items.

18.2    AVIATION AUTHORITIES' REQUIREMENTS

        The Buyer is responsible for, at its expense, and warrants that BFE will
        (i) be manufactured by a qualified supplier, (ii) meet the requirements of the applicable Specification, (iii) comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and (iv) be approved by the Aviation Authorities delivering the Export Certificate of Airworthiness and by the Buyer's Aviation Authority for installation and use on the Aircraft at the time of Delivery of such Aircraft. The Seller will not be liable for any expenses related to the foregoing warranty.

18.3    BUYER'S OBLIGATION AND SELLER'S REMEDIES

18.3.1  Any delay or failure in

        (i) furnishing the BFE in serviceable condition at the requested delivery date,

        (ii) complying with the warranty in Clause 18.2 or in providing the descriptive information or service representatives mentioned in Clause 18.1.1, or

        (iii) in obtaining any required approval for such equipment under the above mentioned Aviation Authorities regulations


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        may delay the performance of any act to be performed by the Seller, and cause the Final Price of the Aircraft to be adjusted in accordance with the updated delivery schedule, including, in particular, the costs the Seller incurs that are attributable to the delay or failure described above, such as storage, taxes, insurance and costs of out-of sequence installation.

18.3.2 In addition to the consequences outlined in Clause 18.3.1, in the event of a delay or failure described in Clause 18.3.1,

        (i) the Seller may select, purchase and install equipment similar to the BFE at issue, in which event the Final Contract Price of the affected Aircraft will also be increased by the purchase price of such equipment, plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and, if required and not already provided for in the price of the Aircraft, for adjustment and calibration; or

        (ii) if the BFE is delayed more than thirty (30) days beyond, or unapproved within thirty (30) days of the date pursuant to Clause 18.1.1, then the Seller may deliver or the Buyer may elect to have the Aircraft delivered without the installation of such equipment, notwithstanding the terms of Clause 7.1 insofar as it may otherwise have applied, whereon the Seller will be relieved of all obligations to install such equipment.

18.4    TITLE AND RISK OF LOSS

        Title to and risk of loss of BFE will at all times remain with the Buyer, except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) will be with the Seller for as long as the BFE is in the care, custody and control of the Seller.

18.5    SELLER FURNISHED EQUIPMENT

        BFE that the Buyer chooses to convert to Seller Furnished Equipment will be treated as BFE, and will be subject to the terms and conditions in this Agreement applicable to BFE as though such Seller Furnished Equipment had been originally ordered as BFE. Notwithstanding the foregoing sentence, the Seller may only exercise its right and be relieved of its obligations under Clause 18.3.2(ii) if BFE converted to SFE is delayed more than thirty (30) days beyond or unapproved within thirty (30) days of the date pursuant to Clause 18.1.1 due to the Buyer's action or inaction.


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19-     INDEMNITIES AND INSURANCE

19.1    SELLER'S INDEMNITIES

        Except in the case of gross negligence or willful misconduct on the part of the Buyer, its directors, officers, agents or employees, the Seller will be solely liable for and will indemnify and will hold the Buyer, its directors, officers, agents or employees, harmless against all losses, liabilities, costs, expenses and damages, including court costs and reasonable attorneys' fees, arising from

        (a) claims for injuries to, or deaths of, the Seller's, Manufacturer's or any Associated Contractor's respective directors, officers, agents or employees, or loss or damage to property of the Seller, Manufacturer or any Associated Contractor or their respective employees when such losses occur during or are incidental to (i) the Buyer's exercise of its inspection rights under Clause 7, (ii) the Technical Acceptance Process described in Clause 8, (iii) the provision of Field Assistance pursuant to Clause 15 or (iv) the provision of training pursuant to Clause 16; and

        (b) claims for injuries to or deaths of third parties, or loss of property of third parties, occurring during, or incidental to
                (i) the Buyer's exercise of its inspection rights pursuant to Clause 7 or (ii) the Technical Acceptance Process described in Clause 8.

19.2    BUYER'S INDEMNITIES

        Except in the case of gross negligence or willful misconduct on the part of the Seller, the Buyer will be solely liable for and will indemnify and will hold the Seller, the Manufacturer, each of the Associated Contractors and their respective subcontractors, Affiliates of the Seller, the Seller's representatives, and the respective assignees, directors, officers, agents, and employees of each of the foregoing, harmless against all losses, liabilities, costs, expenses and damages, including court costs and reasonable attorneys' fees, arising from

        (a) claims for injuries to or deaths of the Buyer's directors, officers, agents or employees, or loss or damage to property of the Buyer or its employees, when such losses occur during or are incidental to (i) the Buyer's exercise of its inspection rights under Clause 7; (ii) the Technical Acceptance Process described in Clause 8, (iii) the provision of Field Assistance pursuant to Clause 15, or (iv) the provision of training pursuant to Clause 16; and


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        (b)     claims for injuries to or deaths of third parties, or loss of property of third parties, where such losses occur during or incidental to (i) the provision of Field Services under Clause 15 or (ii) arise out of the provision of training pursuant to Clause 16.

19.3    NOTICE AND DEFENSE OF CLAIMS

        (a) If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the "Indemnitee") for damages for which liability has been assumed by the other party under this Clause 19, (the "Indemnitor"), the Indemnitee will promptly give notice to the Indemnitor and the Indemnitor (unless otherwise requested by the Indemnitee) will assume and conduct the defense, or settlement, of such suit, as the Indemnitor will deem prudent. Notice of the claim or suit will be accompanied by all information pertinent to the matter as is reasonably available to the Indemnitee and will be followed by such cooperation by the Indemnitee as the Indemnitor or its counsel may reasonably request at the expense of the Indemnitor.

        (b) In the event that the Indemnitor fails or refuses to assume the defense of any claim or lawsuit notified to it under this Clause 19, the Indemnitee will have the right to proceed with the defense or settlement of the claim or lawsuit as it deems prudent and will have a claim over against the Indemnitor for any judgments, settlements, costs or expenses, including reasonable attorneys' fees. Further, in such event, the Indemnitor will be deemed to have waived any objection or defense to the Indemnitee's claim based on the reasonableness of any settlement.

19.4    INSURANCE

        (a) The Buyer will maintain adequate insurance to support its undertakings under this Clause 19, and will bear any deductible amounts set forth in the applicable policies. With respect to Clause 19.2(a), the Buyer will provide a certificate of insurance, if requested by the Seller, prepared by an insurance broker licensed and skilled in the Field of aviation insurance, in English and containing such specifics as the Seller may reasonably demand.

        (b) With respect to the Buyer's undertaking in Clause 19.2(b), the Buyer will

                (i) cause the Seller, its Affiliates, the Manufacturer, each of the Associated Contractors and their respective subcontractors, Seller's representatives, and the respective


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                        assignees, officers, directors, agents and employees of
                        the foregoing, to be named as additional insureds under the Buyer's liability policies;

                (ii) obtain and cause the carriers of its hull all risks and hull war risk policies to waive all rights of subrogation against the Seller, its Affiliates, the Manufacturer, each of the Associated Contractors, Seller's representatives and the respective assignees, officers, directors, agents and employees of the foregoing; and

                (iii) not less than seven (7) Working Days before the commencement of training to be provided under Clause 16, furnish to the Seller certificates of insurance, in English, from a licensed insurance broker skilled in the field of aviation insurance, certifying that

                        (1)     the requirements of the foregoing Clauses 19.4
                                (b)(i) and (ii) have been met;

                        (2) the limits and insurance periods of each applicable policy;

                        (3) the applicable policies are primary and noncontributory to any other insurance maintained by the Seller;

                        (4)     the applicable policies contain a
                                cross-liability provision; and

                        (5) the insurance coverage will not become ineffective, canceled, or materially decreased or changed except on seven (7) Working Days' notice to the Seller.


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20 -  ASSIGNMENTS AND TRANSFERS

20.1  ASSIGNMENTS BY BUYER

      Except as hereinafter provided, the Buyer may not sell, assign or transfer its rights and obligations under this Agreement to any person without the prior written Consent of the Seller.

20.2  ASSIGNMENTS ON SALE, MERGER OR CONSOLIDATION

      The Buyer will be entitled to assign its rights under this Agreement at any time due to a merger, consolidation or a sale of all or substantially all of its assets, provided the Buyer first obtains the written consent of the Seller. The Seller will provide its consent if

      (1) the surviving or acquiring entity is organized and existing under the laws of the United States;

      (ii) the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably, acceptable to the Seller, agreeing to assume all of the Buyers obligations under this Agreement;

      (iii) at the time, and immediately following the consummation, of the merger, consolidation or sale, no event of default exists or will have occurred and be continuing; and

      (iv) there exists with respect to the surviving or acquiring entity no basis for a Termination Event within the meaning of Clause 21 of this Agreement.

20.3  ASSIGNMENTS BY SELLER

      The Seller may at any time sell, assign or transfer its rights and obligations under this Agreement to any person, provided such sale, assignment or transfer be notified to the Buyer and will not have a material adverse effect on any of the Buyer's rights and obligations under this Agreement.

20.4  TRANSFER OF RIGHTS AND OBLIGATIONS UPON REORGANIZATION

      If at any time until the date upon which ail the obligations and liabilities of the Seller under this Agreement have been discharged, the legal structure, the membership or the business of the Seller is reorganized or the legal form of the Seller is changed and as a consequence thereof the Seller wishes the Buyer to accept the substitution of the Seller by another entity within the restructured Airbus group (or the Seller in its new legal form) ("NEWCO") as contemplated below, the Seller will promptly notify the Buyer of its wish.


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      In such event, the Seller may request the Buyer to enter into a novation agreement and/or other agreement having the same effect whereby the Seller's rights and obligations under this Agreement are novated or transferred in favor of Newco. Upon receipt of such request, the Buyer will enter into a novation agreement and/or other appropriate agreement, provided that the Buyer's rights and obligations under this Agreement are not materially adversely affected by such novation and/or other agreement.

      Until any such novation agreement/other appropriate documentation has come into effect, this Agreement will remain in full force and effect, and each party will act diligently and in good faith to implement the novation agreement and/or other appropriate documentation as soon as practicable after Newco has come into existence.


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21  -   TERMINATION FOR CERTAIN EVENTS

21.1    TERMINATION EVENTS

21.1.1 Each of the following will constitute a "Termination Event" under this Agreement and immediately upon the occurrence of a Termination Event. the Buyer will notify the Seller of such occurrence in writing and by courier or telefax, provided, however, that any failure by the Buyer to notify the Seller will not prejudice the Seller's rights hereunder:

        (1) The Buyer or any of its Affiliates or any other party commences any case, proceeding or other action with respect to the Buyer or any of its Affiliates in any jurisdiction relating to bankruptcy, insolvency, reorganization relief from debtors, an arrangement, winding-up, liquidation, dissolution or other relief with respect to its debts and such case, proceeding or other action remains unstayed, undismissed or undischarged for sixty (60) days.

        (2) An action is commenced seeking the appointment of a receiver trustee, custodian or other similar official for the Buyer or any of its Affiliates for all or substantially all of its assets, and such action remains unstayed, undismissed or undischargable for sixty (60) days, or the Buyer or any of its Affiliates makes a general assignment for the benefit of its creditors.

        (3) An action is commenced against the Buyer or any of its Affiliates seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets, and such action remains unstayed, undismissed or undischarged for sixty (60) days.

        (4) The Buyer or any of its Affiliates becomes insolvent or fails generally to pay its debts as they become due.

        (5)     [INTENTIONALLY LEFT BLANK]

        (6) Any event occurs with respect to the Buyer in any jurisdiction to which it is subject which has an effect equivalent to any of the events mentioned in 21.1.1(l), (2), (3) or (4).

        (7) The Buyer or any of its Affiliates fails to make (i) any payment required to be made pursuant to this Agreement or any other agreement between the Buyer or any of its Affiliates and the Seller or any of its Affiliates when such payment comes due,
                (ii) any Predelivery Payment required to be made pursuant to this Agreement, (iii) payment of all or part of the Final Contract Price required to be made pursuant to Clause 5 of this Agreement, or (iv) any payments as they become due to or for the benefit of the Propulsion Systems manufacturer or an A320 family aircraft operating lessor, under their respective agreements with the Buyer, provided that the cure period applicable to such payment, if any, has expired.

      (8) An "Event of Default" (as defined in the relevant agreement) or analogous event occurs under the terms of any [****] provided that any applicable cure period has expired.

      (9) The Buyer defaults in (i) the payment of principal or interest under one or more agreements for borrowed money and/or (ii) the payment of rent or indemnities under one or more lease agreements that, in the aggregate, have a principal amount of [****] or more (determined in the case of borrowed money by the amount outstanding, and, in the case of a lease, by the present value of the remaining rent payable thereunder discounted at 6% (six percent) per year) when the same becomes due, if such nonpayment either allows or results in an acceleration of such indebtedness, provided that any applicable cure period has expired.

      (10) Any commitment to extend credit, in any manner and in any form, to the Buyer is terminated by the other party to such committment, provided such party is the Seller, the Propulsion Systems manufacturer or a proposed lessor of any aircraft manufactured by the Manufacturer or any Affiliate of any such party, and [****].

      (11)  The Buyer fails to meet any one at the following conditions:

            (a)   The Buyer fails to be an air carrier certificated under
                  Section 604(b) of the Federal Aviation Act by March 1, 2000, and the Buyer does not pay the Seller an additional Predelivery Payment of two percent (2%) of the Predelivery Payment


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                  Reference Price for each of the Firm Aircraft to be delivered in 2000, or

            (b)   the Buyer fails to be an air carrier certificated under
                  Section 604(b) of the Federal Aviation Act by April 1, 2000, and the Buyer does not pay the Seller an additional Predelivery Payment of two percent (2%) of the Predelivery Payment Reference Price for each of the Firm Aircraft to be delivered in 2000, or

            (c)   the Buyer fails to be an air carrier certificated under
                  Section 604(b) of the Federal Aviation Act by May 1, 2000, and the Buyer does not pay the Seller an additional Predelivery Payment of two percent (2%) of the Predelivery Payment Reference Price for each of the Firm Aircraft to be delivered in 2000, or

            (d)   the Buyer fails to be an air carrier certificated under
                  Section 604(b) of the Federal Aviation Act by May 31, 2000.

      (12) With respect to any other credit or lease financing facility or similar agreement, either (i) the commitment to lend, finance or lease, as the case may be, thereunder is terminated (other than by the Buyer) or (ii) a financial covenant thereunder is breached and such breach is not waived or cured within thirty (30) days after the occurence thereof, and such termination, in the Seller's reasonable opinion, has or could have a material adverse effect on the ability of the Buyer to perform its obligations hereunder.

      (13)  The Buyer repudiates or is deemed to have repudiated this Agreement.

      (14) The Buyer defaults in its obligation to take delivery of an Aircraft as provided in Clause 9.2 of this Agreement.

      (15) The Buyer breaches this Agreement or defaults in the observance or performance of any other covenant, undertaking or obligation contained in this Agreement or any other agreement between the Buyer and the Seller and, if such breach or default is capable of being cured, such breach or default is not cured within any specified cure period, or if no cure period is specified, within five (5) days of such breach or default.

      (16) The Buyer is involuntarily removed from active membership and participation in any airline clearinghouse (or any substitute or replacement arrangement) or the Buyer is placed on a cash basis by such clearinghouse (or any such substitute or replacement arrangement).

        (17) At the end of each calendar month, the Buyer fails to have unencumbered cash balances of not less than the product of
                (i) [****] multiplied by (ii) the number of jet-powered aircraft then owned, acquired pursuant to a conditional sale agreement or leased by the Buyer (in each case whether or not then operated by the Buyer). However, the Buyer will maintain a minimum unencumbered cash balance of [****] as of January 1, 2000.

        (18)    The Buyer fails to [****].

21.1.2 In the event of any Termination Event, the Seller will [****] the Seller will at its sole option have the right to resort to any remedy under applicable law, including, without limitation, the right by written notice to the Buyer, effective immediately, to (i) suspend its performance under the Agreement and under any other agreements between the Buyer and the Seller; (ii) terminate this Agreement or any other agreement between the Buyer and the Seller with respect to any or all Aircraft or aircraft, equipment, services, data and other items undelivered or unfurnished on the effective date of such termination; (iii) reschedule Delivery of any and all Aircraft remaining to be delivered under this Agreement as of the date of the occurrence of the Termination Event; (iv) reschedule delivery of any and all aircraft remaining to be delivered under any other agreement between the Buyer and the Seller as of the date of the occurrence of the Termination Event and (v) retain, as part of the liquidated damages for breach and not as a penalty, an amount equal to (a) all Predelivery Payments previously received by the Seller from the Buyer under this Agreement; (b) all other payments to the Seller made theretofore under this Agreement or any other agreement between the Buyer and the Seller and (c) any other amounts agreed to between the Buyer and the Seller pursuant to this Agreement.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

      The Seller will have the right to elect one or more of the foregoing remedies, and exercise of any one or more of such remedies will not be deemed a waiver of any other remedy or remedies provided herein or under applicable law.

21.2  Information Covenants

      The Buyer hereby covenants and agrees that, from the date of this Agreement until no further Aircraft are to be delivered hereunder, the Buyer will furnish or cause to be furnished to the Seller the following:

      (a) Annual Financial Statements. As soon as available and in any event within 120 days after the close of each fiscal year of the Buyer,
            (i) a copy of the SEC Form 10-K filed by the Buyer with the Securities and Exchange Commission or any successor thereto (the "SEC") for such fiscal year, or, if no such Form 10-K was flied by the Buyer for such a fiscal year, the consolidated balance sheet of The Buyer and its Subsidiaries, as at the end of such fiscal year and the related consolidated statements of operations, of common stockholders' equity (deficit) (in the case of the Buyer and its Subsidiaries) and of cash flows for such fiscal year, setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, and examined by (x) any "Big Five" accounting firm or (y) any other firm of independent public accountants of recognized standing selected by the Buyer, whose opinion will not be qualified as to the scope of audit or as to the status of the Buyer as a going concern, and (ii) a certificate of such accounting firm stating that its audit of the business of the Buyer was conducted in accordance with generally accepted auditing standards.

      (b) Quarterly Financial Statements. As soon as available and in any event within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Buyer, a copy of the SEC Form l0-Q filed by the Buyer with the SEC for such quarterly period, or, if no such Form l0-Q was filed by the Buyer with respect to any such quarterly period, the consolidated balance sheet of the Buyer and its Subsidiaries as at the end of such quarterly period and the related consolidated statements of operations for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period and in each case setting forth comparative consolidated figures as of the end of and for the related periods in the prior fiscal year, all of which will be certified by an Authorized Officer of the Buyer, subject to changes resulting from audit and normal year-end audit adjustments.

      (c) Other Information. Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by the Buyer or any of its Subsidiaries, and, with reasonable promptness, such other information or documents (financial or otherwise) as the Seller may reasonably request from time to time.

      For the purposes of this Sublease 21.2, (x) an "Authorized Officer" of the Buyer will mean the Chief Executive Officer, the Chief Financial Officer or any Vice President and above who reports directly or indirectly to the Chief Financial Officer and (y) "Subsidiaries" will mean, as of any date of determination, those companies owned by the Buyer whose financial results the Buyer is required to include in its statements of consolidated operations and consolidated balance sheets.

21.3 Nothing contained in this Clause 21 will be deemed to waive or limit the rights and remedies available to the Seller under the Uniform Commercial Code (the "UCC"), including, but not limited to, those rights and remedies described in Article 2, Section 609 of the UCC. It is understood that for the purposes of providing reassurance under Article 2, Section 609 of the UCC, the Buyer cannot rely on any commitment of the Seller or the Propulsion Systems manufacturer to provide financing.

22 -  MISCELLANEOUS PROVISIONS

22.1  DATA RETRIEVAL

      On the Seller's reasonable request, the Buyer will provide the Seller with all the necessary data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

22.2  NOTICES

      All notices and requests required or authorized hereunder will be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested) or facsimile at the addresses and numbers set forth below. The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier. certified air mail or facsimile, the date on which sent, will be deemed to be the effective date of such notice or request.

      The Seller will be addressed at:

      2, rond-point Maurice Bellonte
      31700 BLAGNAC FRANCE
      Attention: Director -- Contracts

      Telephone: 33 05 61 30 40 12
      Telecopy: 33 05 61 30 40 11

      The Buyer will be addressed at:

      6322 South 3000 East
      Suite L-201
      Salt Lake City, Utah 84121
      Attention: Executive Vice President & General Counsel

      Telephone: 801-947-7888
      Fax: 801-944-4840

      From time to time, the party receiving the notice or request may designate another address or another person.

22.3  WAIVER

      The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof will in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement will not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4  INTERPRETATION AND LAW

      THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS.

      Each of the Seller and the Buyer (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the state of New York, New York County, of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts. The Seller hereby designates and appoints CT Corporation, New York City offices, to receive for and on its behalf service of process in any proceeding with respect to any matter as to which it submits to jurisdition as set forth above, it being agreed that service on CT Corporation will constitute valid service on the Seller. The Buyer hereby generally consents to service of process by registered mail, return receipt requested, at its address for notice under this Agreement.

      THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

22.5  CONFIDENTIALITY

      Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose will include their employees, agents and advisors) will maintain the terms and conditions of this Agreement and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer will use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental agency and will make such applications as will be necessary to implement the foregoing. With respect to any public disclosure or filing, the Buyer agrees to submit to the Seller a copy of the proposed document to be filed or disclosed and will give the Seller a reasonable period of time in which to review the said document. The Buyer and the Seller will consult with each other before the making of any public disclosure or filing, permitted hereunder, of this Agreement or the terms and conditions thereof. The provisions of this Clause 22.5 will survive any termination of this Agreement.

22.6  SEVERABILITY

      In the event that any provision of this Agreement should for any reason be held to be without effect, the remainder of this Agreement will remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

22.7  ALTERATIONS TO CONTRACT

      This Agreement, including its Exhibits and Appendixes, contains the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written (including, without limitation, that certain Term Sheet dated March 4, 1999, bearing AVSA reference No. 5229.3, between the Seller and the Buyer and all exhibits thereto). This Agreement will not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

22.8  INCONSISTENCIES

      In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification annexed in Exhibit A hereto, or (ii) any other Exhibit hereto, in each such case the terms of this Agreement will prevail over the terms of the Specification or any other

      Exhibit hereto. For the purpose of this Clause 22.8, the term Agreement will not include the Specification or any other Exhibit hereto.

22.9  LANGUAGE

      All correspondence, documents and any other written matters in connection with this Agreement will be in English.

22.10 HEADINGS

      All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

22.11 COUNTERPARTS

      This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

22.12 OPINION OF COUNSEL

      The Buyer will, concurrently with the execution of this Agreement, deliver to the Seller an opinion of counsel for the Buyer reasonably satisfactory to the Seller and dated as of such date to the effect that (i) the execution, delivery and performance of this Agreement are within the corporate power of the Buyer, (ii) the execution, delivery and performance of this Agreement, in accordance with the respective terms by the Buyer, do not, to such counsel's knowledge, constitute a breach of any agreement to which the Buyer is a party, and (iii) this Agreement has been duly executed and delivered by and constitutes legal, valid and binding obligations of the Buyer enforceable in accordance with its terms, and such opinion will also address such other matters as the Seller may reasonably request.

IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.


                                  AVSA, S.A.R.L..


                                  By: /s/ [ILLEGIBLE]
                                     -----------------------------------------

                                  Title:

                                  NEW AIR CORPORATION


                                  By: /s/ David Neeleman
                                     -----------------------------------------

                                  Title: CEO

                                                                       EXHIBIT A

The A320-200 Standard Specification is contained in a separate folder.


                                                                        Exh. A-1

                                                                       EXHIBIT B
================================================================================
                AVSA                              SCN No.
    SPECIFICATION CHANGE NOTICE                   Issue
                (SCN)                             Dated
                                                  Page No.
--------------------------------------------------------------------------------
TITLE

DESCIRIPTION

EFFECT ON WEIGHT
Manufacturer's Weight Empty Change:

Operational Weight Empty Change:

Allowable Payload Change:

REMARKS/REFERENCES
Response to RFC

SPECIFICATION CHANGED BY THIS SCN

THIS SCN REQUIRES PRIOR OR CONCURRENT ACCEPTANCE OF THE FOLLOWING SCN(s)
--------------------------------------------------------------------------------
PRICE PER AIRCRAFT

US DOLLARS:

AT DELIVERY CONDITIONS:
This change will be effective on____Aircraft No.______and subsequent provided approval is received by_________________________.

BUYER APPROVAL                                  SELLER APPROVAL

By:                                             By:

Title: (Authorized Finance Department Officer)  Date:

By:

Title: (Authorized maintenance or flight operations officer)

Date:
================================================================================

                                                                        Exh. B-1

                                                                       EXHIBIT C

                           SELLER SERVICE LIFE POLICY

1. The Items of primary and auxiliary structure described hereunder are covered by the Service Life Policy described in Subclause 12.2 of the Agreement.

2.       WINGS - CENTER AND OUTER WING BOX

2.1      SPARS

2.2      RIBS INSIDE THE WING BOX

2.3      UPPER AND LOWER PANELS OF THE WING BOX

2.4      FITTINGS

2.4.1    Attachment fittings for the flap structure

2.4.2    Attachment fittings for the engine pylons

2.4.3    Attachment fittings for the main landing gear

2.4.4    Attachment fittings for the center wing box

2.5      AUXILIARY SUPPORT STRUCTURE

25.1     FOR THE SLATS:

2.5.1.1  Ribs supporting the track rollers on wing box structure

2.5.1.2  Ribs supporting the actuators on wing box structure

2.5.2    FOR THE AILERONS:

2.5.2.1  Hinge brackets and ribs on wing box rear spar or shroud box

2.5.2.2  Actuator fittings on wing box rear spar or shroud box

2.5.3    FOR AIRBRAKES, SPOILERS, LIFT DUMPERS:

2.5.3.1  Hinge brackets and ribs on wing box rear spar or shroud box


                                                                        Exh. C-1

                                                                       EXHIBIT C

2.5.3.2  Actuator fittings on wing box rear spar or shroud box

3.       FUSELAGE

3.1      FUSELAGE STRUCTURE

3.1.1    Fore and aft bulkheads

3.1.2 Pressurized floors and bulkheads surrounding the main and nose gear wheel well and center wing box

3.1.3 Skins with doublers, stringers and frames from the forward pressure bulkheads to the frame supporting the rear attachment of horizontal stabilizer

3.1.4    Window and windscreen attachment structure but excluding transparencies

3.1.5    Passenger and cargo doors internal structure

3.1.6 Sills excluding scuff plates and upper beams surrounding passenger and cargo door apertures

3.1.7 Cockpit floor structure and passenger cabin floor beams excluding floor panels and seat rails

3.1.8    Keel beam structure

3.2      FITTINGS

3.24     Landing gear attachment fittings

3.2.2 Support structure and attachment fittings for the vertical and horizontal stabilizers

4.       STABILIZERS

4.1      HORIZONTAL STABILIZER MAIN STRUCTURAL BOX

4.1.1    Spars

4.1.2    Ribs

4.1.3    Upper and lower skins and stringers


                                                                        Exh. C-2

                                                                       EXHIBIT C

4.1.4    Attachment fittings to fuselage and trim screw actuator

4.1.5    Elevator support structure

4.1.5.1  Hinge bracket

4.1.5.2  Servocontrol attachment brackets

4.2      VERTICAL STABILIZER MAIN STRUCTURAL BOX

4.2.1    Spars

4.2.2    Ribs

4.2.3    Skins and stringers

4.2.4    Attachment fittings to fuselage

4.2.5    Rudder support structure

4.2.5.1  Hinge brackets

4.2.5.2  Servocontrol attachment brackets

5. Bearing and roller assemblies, bearing surfaces, bushings, bolts, rivets, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.


                                                                        Exh. C-3

                                                         APPENDIX I TO EXHIBIT A

The SCNs include the items in the following table:

--------------------------------------------------------------------------
PWX                                                              [****]
--------------------------------------------------------------------------
Second observer seat                                             [****]
--------------------------------------------------------------------------
Alternate OHSC doors                                             [****]
--------------------------------------------------------------------------
                                TOTAL                            [****]
--------------------------------------------------------------------------



----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                Exh. A, App. 1-1

                                                                       EXHIBIT D

                            CERTIFICATE OF ACCEPTANCE

In accordance with the terms of that certain A320 Purchase Agreement dated as of ____________, between New Air Corporation ("NA") and AVSA, S.A.R.L. ("AVSA") (the Purchase Agreement"), the acceptance tests relating to the Airbus A320 aircraft, Manufacturer's Serial Number: _____, U.S. Registration Number:
_______with two (2) International Aero Engines V2527-A5 series propulsion systems installed thereon, serial nos. _______ (position #1) and ________ (position #2) (the "Aircraft"), have taken place at ______ on the ____ day of ______________, __________________.

In view of said tests having been carried out with satisfactory results, NA hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement.

Said acceptance does not impair the rights of NA that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

NA specifically recognizes that it has waived any right it may have at law or otherwise to revoke this acceptance of the Aircraft.


                                 RECEIPT AND ACCEPTANCE OF THE ABOVE -
                                 DESCRIBED AIRCRAFT ACKNOWLEDGED

                                 NEW AIR CORPORATION


                                 By:
                                    -----------------------------------------

                                 Its:
                                     ----------------------------------------


                                                                        Exh. D-1

                                                                       EXHIBIT E

                                  BILL OF SALE

Know all persons by these presents that AVSA, S.A.R.L. ("AVSA"), a SOCIETE A RESPONSABILITE LIMITEE organized and existing under the laws of the Republic of France, whose address is 2 rond-point Maurice Bellonte, 31700 Blagnac, FRANCE, is the owner of the title to the following airframe (the "AIRFRAME"), the attached engines as specified (the "ENGINES") and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, incorporated therein, installed thereon or attached thereto on the date hereof (the "PARTS"):

MANUFACTURER OF AIRFRAME:               MANUFACTURER OF ENGINES:

AIRBUS INDUSTRIE G.I.E.                 INTERNATIONAL AERO ENGINES

MODEL: A320-200                         MODEL: V2527-A5


MANUFACTURER'S                          SERIAL NUMBERS

                                        LH:    [    ]
SERIAL NUMBER:       [     ]            RH:    [    ]

REGISTRATION NO:     [     ]

The Airframe, Engines and Parts are hereafter together referred to as the aircraft (the "AIRCRAFT").

AVSA does this ___ day of ________________ sell, transfer and deliver all of its above described rights, title and interest to the Aircraft to the following company forever, said Aircraft to be the property thereof:

NEW AIR CORPORATION (the "Buyer")

AVSA hereby warrants to the Buyer that it has on the date hereof good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there is hereby conveyed to the Buyer on the date hereof good, legal and valid title to the Aircraft, free and clear of all legal liens, claims, charges, encumbrances and rights of others.


IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by
its duly authorized representative this _______ day of [     ].

AVSA, S.A.R.L.

By:

Title:

Signature:


                                                                        Exh. E-1

                                                                       EXHIBIT F

                             TECHNICAL PUBLICATIONS

                                     GENERAL

This Exhibit F lists the form, type, quantity and delivery dates for the Technical Publications to be provided to the Buyer pursuant to Clause 14 of the Agreement.

The Technical Publications are published in accordance with ATA Specification 100 revision 23, with the exception or certain Component Maintenance Manuals, which may be written to an ATA Specification 100 revision other than revision 23.

The designation "C" after the title of a Technical Publication indicates that such Technical Publication may be customized.


                                                                        Exh. F-1

1.    ENGINEERING DOCUMENTS

1.1   INSTALLATION AND ASSEMBLY DRAWINGS (IAD)--C

      The IAD will be delivered according to the Buyers standard for the major Assembly and Installation drawings, including detail drawings.

1.2   DRAWING NUMBER INDEX (DNI)--C

      The DNI lists applicable drawings of the Aircraft delivered under the Agreement.

1.3   PROCESS AND MATERIAL SPECIFICATION (PMS)


      The PMS contains data related to manufacturing processes, material identification and treatments used in the construction and assembly of the Aircraft.

1.4   STANDARDS MANUAL (SM)

      The SM contains data about Seller approved standards and includes cross reference lists. The SM will include US standards/equivalents for all hardware clamps, 0-rings, bearings, fasteners, sealants, adhesive and compounds, raw materials, processes and procedures.

2.    MAINTENANCE AND ASSOCIATED MANUALS

2.1   APV BUILD-UP MANUAL (ABM)

      The ABM follows the format adopted for the Power Plant Build-up Manual.

2.2   AIRCRAFT MAINTENANCE MANUAL (AMM)--C

      The component location section of the AMM will show those components detailed in the AMM maintenance procedures. The trouble shooting part is covered in Subparagraph 2.21 below.

         *Aircraft Maintenance Manual Chapter 05 Time Limits (Service Life Limits) and Maintenance Checks are only delivered in hard copies.


                                                                        Exh. F-2

2.3   AIRCRAFT SCHEMATICS MANUAL (ASM)--C

      The ASM is part of the Wiring Manual. Supplied as a separate manual for schematics.

2.4   AIRCRAFT WIRING MANUAL (AWM)--C

      The AWM is part of the Wiring Manual. Supplied as a separate manual for wirings.

2.5   AIRCRAFT WIRING LISTS (AWL)--C

      The AWL is part of the Wiring Manual. Supplied as a separate document for lists. The AWL includes wire terminations, connector, terminal, strip locations, wire routings, and clamping diagrams.

2.6   CONSUMABLE MATERIAL LIST (CML)

      The CML details the characteristics and gives procurement sources of consumable materials such as grease, oil, etc.

2.7   DUCT REPAIR MANUAL (DRM)

      The DRM contains all the data necessary to locate, identify, repair and/or replace subassemblies of metallic ducts. It also includes details of tests necessary after repair.

2.8   FUEL PIPE REPAIR MANUAL (FPRM)

      The FPRM provides workshop repair procedures and data for specific fuel pipes, after removal from any aircraft of the Manufacturer of the type of the Aircraft.

2.9   ILLUSTRATED PARTS CATALOG (IPC}--C

      The IPC identifies and illustrates all line replaceable parts and units of the aircraft, excluding the power plant parts.

2.l0  ILLUSTRATED PARTS CATALOG (power plant) (PPIPC)--C

      The PPIPC covers line replaceable parts and units of the power plant provided by the Propulsion Systems manufacturer.


                                                                        Exh. F-3

2.11  ILLUSTRATED TOOL AND EQUIPMENT MANUAL (TEM)

      The TEM provides information on Ground Equipment and Tools listed in the Seller's Aircraft Maintenance Manual.

2.12  MAINTENANCE FACILITY PIANNING (MEP)

      The MFP provides information that will assist airline personnel concerned with long term planning of ramp or terminal operations. Aircraft maintenance on the ramp and in the hangar, overhaul and testing of structure and system components.

2.13  MAINTENANCE PLANNING DOCUMENT (MPD)

      The MPD provides maintenance data necessary to plan and conduct Aircraft maintenance checks and inspections.

2.14  POWER PLANT BUILD-UP MANUAL (PPBM)

      The PPBM provides instructions for the installation of a quick engine change kit on a bare engine.

2.15  SUPPORT EQUIPMENT SUMMARY (SES)

      The SES lists support equipment recommended by the Seller, the Propulsion Systems manufacturer and Vendors.

2.16 TIME LIMITS AND MAINTENANCE CHECKS/SERVICE LIMITS AND MAINTENANCE CHECKS (TLMC\SLMC)

      The TLMC\SLMC document provides the Manufacturer's recommended scheduled time limits for inspections and maintenance checks.

2.17  TOOL\EQUIPMENT DRAWINGS (TED)

      TEDs will be supplied in the form of aperture cards for the Seller and, when available, Vendor maintenance tools.


                                                                        Exh. F-4

2.18  TOOL AND EQUIPMENT DRAWING INDEX (TEI)

      The TEI is an alpha-numeric listing of the TED's.

2.19  TOOL AND EQUIPMENT BULLETIN (TEB)

      The TEB provides advance information related to tools and test equipment development.

2.20  TROUBLE SHOOTING MANUAL (TSM)--C

      The TSM complements the CFDS and provides trouble-shooting data in the following three levels:

      LEVEL 1 - Aimed at line use. Fault isolation guidance for systems or parts of systems monitored mainly by CFDS. Also guidance for systems not monitored by CFDS.

      LEVEL 2 - Aimed at hangar use. Fault isolation guidance for non-CFDS monitored systems in the form of functional block diagrams, charts and tables.

      LEVEL 3- Aimed at engineering use. List of CFDS messages and decoding of trouble shooting data (decoding of coded messages provided by the CFDS). Level 3 is supplied on floppy disk.

3.    MISCELLANEOUS DOCUMENTATION

3.1   AIRPLANE CHARACTERISTICS FOR AIRPORT PLANNING (AC)

      The AC will be in general accordance with Specification NAS 3601.

3.2   AIRCRAFT RECOVERY MANUAL (ARM)

      The ARM provides the following planning information: preparing and moving a disabled aircraft that may be obstructing airport traffic.

3.3   CARGO LOADING SYSTEM MANUAL (CLS)

      The CLS details handling procedures for the Cargo Loading System.

3.4   CRASH CREW CHART (CCC)

      The CCC provides information concerning access to the Aircraft interior, location of safety equipment, hazardous liquids, etc.


                                                                        Exh. F-5

3.5   GUIDELINES FOR CUSTOMER ORIGINATED CHANGES (GCOC)

      The GCOC provides production and presentation rules for the data covering Buyer originated changes on the Aircraft to be incorporated by the Seller in the Technical Publications as per Subclause 14.11 of the Agreement.

3.6   LIST OF RADIOACTIVE AND HAZARDOUS ELEMENTS (LRE)

      The LRE provides information on components and materials for which specific precautions have to be taken.

3.7   LIST OF APPLICABLE PUBLICATIONS (LAP)--C

      The LAP will record the Seller's various Airframe Technical Publications indicating the last valid revision number and issue date.

3.8   LIVESTOCK TRANSPORTATION MANUAL (LTM)

      The LTM details the facilities, equipment and procedures necessary for live animal transportation in aircraft of the Manufacturer of the type of the Aircraft.

3.9   SERVICE BULLETINS (SB)--C

      The Buyer will receive all Service Bulletins applicable to the Aircraft.

3.10  SERVICE BULLETIN INDEX (SBI)

      The SBI is a listing of all Service Bulletins issued in ATA 100 chapter sequence.

      The SBI provides details of SB number, SB title, associated modification number, issue status, Vendor SB number (if applicable) and affected fleet.

3.11  SERVICE INFORMATION LETTERS (SIL)

      SILs give information of a general nature and also about minor changes or inspections the Buyer may wish to apply under the Buyer's authority.

3.12  TRANSPORTABILITY MANUAL (TM)

      The TM gives cargo hold dimensions for currently available cargo Aircraft, transportation information and requirements for large Aircraft components. Component dimensions, weights and shelf life limitations are also given.


                                                                        Exh. F-6

3.13  SUPPLIER PRODUCT SUPPORT AGREEMENTS (SPSA)

      The SPSA is a collection of product support conditions negotiated by the Manufacturer with the suppliers of Aircraft equipment.

3.14  VENDOR INFORMATION MANUAL (VIM)

      The VIM provides Vendor contact information.

3.15  VENDOR INFORMATION MANUAL (GSE) (VIM/GSE)

      The VIM/GSE gives contact names and addresses of Ground Support Equipment
      (GSE) vendors and their product support organizations.

4.    OPERATIONAL MANUALS

4.1   ABNORMAL\EMERGENCY CHECK LIST\QUICK REFERENCE HANDBOOK (CL\ORH--C

      The CL is an extract from the FCOM presented as a booklet for quick in-flight use.

4.2   FAA APPROVED FLIGHT MANUAL (FM)--C

      The AFM provides Aircraft performance operating limitations and other flight data required by the relevant airworthiness authorities for certification. It includes the Configuration Deviation List (CDL).

4.3   FLIGHT CREW OPERATING MANUAL (FCOM)--C

      The FCOM provides Aircraft and systems descriptions, normal, abnormal and emergency procedures as well as operational performance.

4.4   MASTER MINIMUM EQUIPMENT LIST (MMEL)

      The MMEL defines the components and the related conditions under which, when the components are defective, the Aircraft may be cleared for flight. In addition, the MMEL. provides the necessary inFormation to establish the Buyer's own Minimum Equipment List (MEL).

4.5   PERFORMANCE ENGINEERING PROGRAM (PEP)

      The PEP consists of a Low Speed Performance data base and a High Speed Performance data base together with their respective programs. The Performance Engineering


                                                                        Exh. F-7

      Program may be used by the Buyer under the license conditions set forth in Appendix A to this Exhibit F.

      The Low Speed Performance programs consist of the Take-off and Landing Chart computation program (TLC) which permits the computation of:

      - regulatory take-off and landing performance,

      - noncertified take-off performance accounting for runway data and weather, together with the Tabulation and Interpolation program (TAB), issued with the AFM, which permits the reading, editing and interpolation of the tables listed in the AFM.

      The High Speed Performance programs arc the In Flight Performance computation program (IFP) which permits computaion of Aircraft performance for each flight phase and the Aircraft Performance Monitoring program (APM) which permits analysis of Aircraft cruise performance from data recorded during stabilized flight periods.

4.6   PERFORMANCE PROGRAM MANUAL (PPM)

      The PPM is the users' guide for the Performance Engineering Program (PEP).

4.7   Weight and Balance Manual (WBM) and
      WEIGHT AND BALANCE MANUAL SUPPLEMENTS--C

      The corresponding supplements:
      -Delivery Weighing Report,
      -Equipment List,
      will be delivered with each Aircraft.

5.    OVERHAUL DATA

5.1   CABLE FABRICATION MANUAL (CFM)
      The CFM contains all the data necessary to locate, identify, manufacture and test control cables used on the Aircraft. An appendix contains cable end fitting specification sheets, and detailed manufacturing instructions.

5.2   COMPONENT DOCUMENTATION STATUS (CDS)--C

      The CDS lists Component Maintenance Manuals in accordance with Subparagraphs 5.4 and 5.5 below.


                                                                        Exh. F-8

5.3   COMPONENT EVOLUTION LIST (CEL)

      The CEL is a noncustomized document listing all components on the Aircraft and also gives the evolution of each component.

      The information is provided in order of:
      - part number
      - FSCM
      - ATA reference.

5.4   COMPONENT MAINTENANCE MANUAL MANUFACTURER (CMMM)

      The CMMM contains all the data necessary to locate, identify and maintain Aircraft components manufactured by the Seller.

5.5   COMPONENT MAINTENANCE MANUAL VENDOR (CMMV)

      The Seller will to ensure that each Vendor of repairable components will deliver to the Buyer a Component Maintenance Manual Vendor with revision service.

6.    STRUCTURAL MANUALS

6.1   NONDESTRUCTIVE TESTING MANUAL (NTM)

      The NTM supplies Airframe data necessary to carry out nondestructive testing.

6.2   STRUCTURAL REPAIR MANUAL (SRM)

      The SRM contains descriptive information for identification and repair of the Airframe primary and secondary structure and will include substantial structural analysis.


                                                                        Exh. F-9

                                      FORM

AC    APERTURE CARD. Refers to 35mm film contained on punched aperture cards.

CD    CD-ROM.

D     FLOPPY DISK

F     MICROFILM. Refers to 16mm roll film in 3M type cartridges.

MP Refers to paper printed one side, unpunched quality will be suitable for further reproduction or microfilming.

MT    MAGNETIC TAPE

P1 PRINTED ONE SIDE. Refers to manuals in paper with print on one side of the sheets only.

P2 PRINTED BOTH SIDES. Refers to manuals with print on both sides of the sheets.

SMF SILVER MASTER FILM. Refers to thick diazo film suitable for further reproduction.

+     Denotes a combined A319/A320/A321 Technical Publication.

* Denotes Technical Publications will be supplied in SGML format if such format becomes available from the Manufacturer.

                                      TYPE

C     CUSTOMIZED. Refers to manuals which are customized to specific MSNs.

E     ENVELOPE. Refers to manuals which are not customized.

P     PRELIMINARY. Refers to preliminary data or manuals which may consist of:

      -either one time issue not maintained by revision service, or

      -preliminary issues maintained by revision service until final manual or data delivery, or

      -supply of best available data under final format with progressive completion through revision service.


                                                                       Exh. F-10

                                    DELIVERY

Manual delivery is expressed either as the number of days prior to delivery of the first Aircraft or as nil (0), which designates the date of delivery of the first Aircraft.

It is agreed that the number of days indicated will be rounded up to the next regular revision release date.

MANUALS AVAILABLE (HEADLINES)

1 - ENGINEERING DOCUMENTS
2 - MAINTENANCE & ASSOCIATED MANUALS
3 - MISCELLANEOUS PUBLICATIONS
4 - OPERATIONAL MANUALS AND DATA
5 - OVERHAUL DATA
6 - STRUCTURAL MANUALS


                                                                       Exh. F-11

--------------------------------------------------------------------------------
MANUALS AVAILABLE                        ABBR   FORM   TYPE   QTY.  REV   DELIV.
(DETAILED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1.    ENGINEERING DOCUMENTS

--------------------------------------------------------------------------------
+     Installation and Assembly          IAD           C            AN(1) 0
*     Drawings (including detail
      drawings)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Parts Usage (Effectivity)          PU            E            AN    0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Schedule (Drawing                  S             E            AN    0
*     Nomenclature)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Drawing Number Index               DNI           C            AN    0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Process and Material               PMS           E            AN    0
*     Specification
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Standard Manual                    SM            E            AN    0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Electrical Load Analysis           ELA           E      2     AN    0
--------------------------------------------------------------------------------
2.    MAINTENANCE & ASSOCIATED MANUALS

--------------------------------------------------------------------------------
+     APU Build-up Manual                ABM           E            AN    90
--------------------------------------------------------------------------------

----------
      (1) Revision service for the manufacture drawings is restricted to cover the Aircraft configuration at delivery.


                                                                       Exh. F-12

--------------------------------------------------------------------------------
MANUALS AVAILABLE                        ABBR   FORM   TYPE   QTY.  REV   DELIV.
(DETAILED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Aircraft Maintenance Manual        AMM           C            4     90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Aircraft Schematics Manual         ASM           C            4     90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Aircraft Wiring Manual             AWM           C            4     90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Aircraft Wiring Lists              AWL           C            4     90
--------------------------------------------------------------------------------
+     Consumable Material List           CML           E            AN    90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Component Location Manual          CLM                        4     90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Duct Repair Manual                 DRM           E            AN    90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Fuel Pipe Repair Manual            FPRM          E            AN    90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Illustrated Parts Catalog          IPC           C            4     90
      (Airframe)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Illustrated Parts Catalog          PIPC          C            4     90
      (Power Plant)(2)
--------------------------------------------------------------------------------

----------
(2)   Supplied by the Propulsion Systems manufacturer.


                                                                       Exh. F-13

--------------------------------------------------------------------------------
MANUALS AVAILABLE                        ABBR   FORM   TYPE   QTY.  REV   DELIV.
(DETAILED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
+     Illustrated Tool and Equipment     TEM           E            AN    360
*     Manual
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Maintenance Facility Planning      MFP           E            AN    90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Maintenance Facility Planning      MFP           E            AN    360
      Document
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Power Plant Build-up Manual(3)     PPBM          E            AN    90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Support Equipment Summary          SES           E            AN    360
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Time Limits and Maintenance        TLMC/         C            4     90
      Checks/Service Limits and          SLMC
      Maintenance Checks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Tool and Equipment Drawings        TED           E            AN    360
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Tool and Equipment Drawing Index   TEI           E            AN    360
*     Index
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Trouble Shooting Manual            TSM           C            4     90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Aircraft Documentation             ADRES         C            4     90
--------------------------------------------------------------------------------

----------
(3)   Supplied by the Propulsion Systems manufacturer.


                                                                       Exh. F-14

--------------------------------------------------------------------------------
MANUALS AVAILABLE                        ABBR   FORM   TYPE   QTY.  REV   DELIV.
(DETAILED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*     Retrieval System
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Computer Assisted Aircraft         CAATS         C            4     90
*     Troubleshooting
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Time Limits and Maintenance        TLMC          C            4     90
      Checks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3.    MISCELLANEOUS PUBLICATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Airplane Characteristics for       AC            E            AN    360
*     Airport Planning
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Aircraft Recovery Manual           ARM           E            AN    90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Crash Crew Chart                   CCC           E            AN    180
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Guidelines for Customer            GCOC          E            AN    0
      Originated Changes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     List of Radioactive and            LRE           E            AN    90
      Hazardous Elements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     List of Applicable Publications    LAP           C            4     90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                       Exh. F-15

--------------------------------------------------------------------------------
MANUALS AVAILABLE                        ABBR   FORM   TYPE   QTY.  REV   DELIV.
(DETAILED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
+     Livestock Transportation           LTM           E            AN    90
      Manual
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Service Bulletins                  SB            C            AN    0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Service Bulletin Index             SBI           E            AN    90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Service Information Letters        SIL           E            AN    0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Technical Publications             TPCI          C            AN    90
*     Combined Index
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Transportability Manual            TM            E            AN    90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Supplier Product Support           SPSA          E            AN    360
      Agreements (SPSA)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*     Vendor Information Manual          VIM           E            AN    360
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Vendor Information Manual          VIM\          E            AN    360
*     GSE                                GSE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4.    OPERATIONAL MANUALS AND DATA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                       Exh. F-16

--------------------------------------------------------------------------------
MANUALS AVAILABLE                        ABBR   FORM   TYPE   QTY.  REV   DELIV.
(DETAILED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
+     Check                              CL/QRH        C            AN    90
      List/Abnormal/Emergency/
      Quick Reference Handbook
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     FAA Approved Flight Manual         AFM           C            AN    0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Flight Crew Operating Manual       FCOM          C            AN    90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Master Minimum Equipment           MMEL          E            AN    90
      List
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Performance Engineering Program    PEP           E            AN    90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Performance Program Manual         PPM           E            AN    90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Weight and Balance Manual          WBM           C            AN     0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5.    OVERHAUL DATA

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Cable Fabrication Manual           CFM           E            AN    90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Component Documentation            CDS           C            AN    180
*     Status
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                       Exh. F-17

--------------------------------------------------------------------------------
MANUALS AVAILABLE                        ABBR   FORM   TYPE   QTY.  REV   DELIV.
(DETAILED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Component Evolution List(4)        CEL           E            AN    180
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Component Maintenance              CMMM          E            AN    180
*     Manual Airframe Manufacturer
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Component Maintenance              CMMV   P2     E      10    AN    180
      Manual Vendor
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.    STRUCTURAL MANUALS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Nondestructive Testing Manual      NTM           E            4     90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+     Structural Repair Manual           SRM           E            4     90
--------------------------------------------------------------------------------

----------
(4)   Component evaluation list.


                                                                       Exh. F-18

                                                         APPENDIX 1 TO EXHIBIT F

             LICENSE FOR USE OF THE PERFORMANCE ENGINEER'S PROGRAMS

1.    GRANT

      The Seller grants the Buyer the right to use the Performance Engineer's Program (PEP) in machine-readable form during the term of this license on a single computer.

      Use of the PEP in readable form will be limited to one (1) copy other than the copies contained in the single computer and copies produced for checkpoint and restart purposes or additional copies made with the consent of the Seller for a specific need.

2.    MERGING

      The PEP may be used and adapted in machine-readable form for the purpose of merging it into other program material of the Buyer but on termination of this Agreement; the PEP will be removed from the other program material with which it has been merged.

      The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies, which the Buyer makes of the PEP.

3.    PERSONAL LICENSE

      The above-described license is personal to the Buyer, non-transferable and non-exclusive.

4.    INSTALLATION

      It is the Buyer's responsibility to install the PEP and to perform any merging and checks. The Seller will however assist the Buyer's operations engineers in the initial phase following the delivery of the PEP until such personnel reach the familiarization level required to make inputs and correlate outputs.

5.    PROPRIETARY RIGHTS AND NONDISCLOSURE

5.1 The PEP and the copyright and other proprietary rights of whatever nature in the PEP are and will remain with the Seller. The PEP and its contents are designated as confidential.

5.2 The Buyer undertakes not to disclose the PEP or parts thereof and its contents to any third party without the prior written consent of the Seller. In so far as it is necessary to disclose aspects of the PEP to employees, such disclosure is permitted


                                                                Exh. F, App. 1-1
      only for the purpose for which the PEP is supplied and only to the employee who needs to know the same.

6.    CONDITIONS OF USE

6.1 The Seller does not warrant that the PEP will not contain errors. However, should the PEP be found to contain any error within thirty (30) days of delivery, the Buyer will notify the Seller promptly thereof and the Seller will take all proper steps to correct the same at its own expense.

6.2 The Buyer will ensure that the PEP is correctly used in appropriate machines as indicated in the Performance Programs Manual (PPM) and that staff are properly trained to use the same, to trace and correct running faults, to restart and recover after fault and to operate suitable checks for accuracy of input and output.

6.3 It is understood that the PPM is the user's guide of the PEP and the Buyer will undertake to use the PEP in accordance with the PPM.

6.4 THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS LICENCE ARE EXCLUSIVE AND IN SUBSTITUTION FOR. AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND THE RIGHTS, CLAIMS OR REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON CONFORMITY OR DEFECT IN THE PEP DELIVERED UNDER THIS LICENCE.

7.    DURATION

      The rights under this license will be granted to the Buyer as long as the buyer operates a Seller's Aircraft model to which the PEP refers. When the Buyer stops operating said Aircraft model, the Buyer will return the PEP and any copies thereof to the Seller, accompanied by a notice certifying that the Buyer has returned all existing copies.


                                                                Exh. F, App. 1-2

                                                         APPENDIX 2 TO EXHIBIT F

                           LICENSE FOR USE OF CD-ROM

1.    GRANT

1.1 The Seller grants the Buyer the right to use the Aircraft Documentation Retrieval System (ADRES) and/or the Computer Assisted Aircraft Trouble Shooting (CAATS) on CD-ROM for the term of this License. Use of ADRES and/or CAATS will be limited to the number of copies defined between the panics.

      FOR CLARIFICATION, IT IS HEREBY STATED RUM THE POWER PLANT IPC IS NOT PART OF THE ELECTRONIC IPC AND IS ONLY AVAILABLE ON OTHER MEDIA (PAPER OR
      FILM).

1.2 The above grant will be free of charge for as long as the revisions of CAATS and ADRES are free of charge in accordance with Clause 14. At the end of such period(s) license fees will be charged to the Buyer at the price stated in the then current Seller's Customer Services Catalog.

2.    TERM

      The rights under the License will be granted from the date of first delivery of ADRES and/or CAATS as long as the Buyer operates the Aircraft or until a replacement product will be provided by the Seller, whichever occurs first. Within thirty (30) days of termination, the Buyer will return ADRES and/or CAATS and all copies thereof to the Seller.

3.    REVISION SERVICE

      The Seller will provide revision service for ADRES and/or CAATS during the term. The revision service will be based on the revision service, which the Seller provides for the documentation in paper or film format.

      ADRES and/or CAATS CD-ROM will be revised concurrently with the paper and film deliveries. Temporary revisions will be provided in digital format under the form of 3-1/2 floppy disk. The retrieval software for such temporary revisions will be embodied on the CAATS and ADRES CD-ROM.

4     PERSONAL LICENSE

      The License is personal to the Buyer, nontransferable and nonexclusive. The Buyer will not permit any third party to use ADRES and/or CAATS. nor will it transfer or sublicense ADRES and/or CAATS to any third party, without prior written consent from the Seller.


                                                                Exh. F, App. 2-1

5.    INSTALLATION

      The Seller will provide the list of hardware on which ADRES and/or CAATS will be installed. The Buyer will be responsible for procuring such hardware and installing ADRES and/or CAATS.

6.    PROPRIETARY RIGHTS

      ADRES and/or CAATS are proprietary to the Seller and the copyright and all other proprietary rights in ADRES and/or CAATS are and will remain the property of the Seller.

7.    COPYRIGHT INDEMNITY

      The Seller will defend and indemnify the Buyer against any claim that the normal use of ADRES and/or CAATS infringes the intellectual property rights of any third party, provided that the Buyer

      (i)   immediately notifies the Seller of any such claim;
      (ii)  makes no admission or settlement of any claim;
      (iii) allows the Seller to have sole control of all negotiations for its settlement;
      (iv)  gives the Seller all reasonable assistance in connection therewith.

8.    CONFIDENTIALITY

      ADRES and/or CAATS and their contents are designated as confidential. The Buyer undertakes not to disclose ADRES and/or CAATS or parts thereof to any third party without the prior written consent of the Seller. In so far as it is necessary to disclose aspects of ADRES and/or CAATS to the employees, such disclosure is permitted solely for the purpose for which ADRES and/or CAATS are supplied and only to those employees who need to know the same.

9.    CONDITIONS OF USE

9.1 The Buyer will not make any copies of ADRES and/or CAATS, except for installation purposes.

9.2 The Seller does not warrant that the operation of ADRES and/or CAATS will be error free. In the event of an error occurring within thirty (30) days of delivery, the sole and exclusive liability of the Seller will be, at its expense, to correct ADRES and/or CAATS in the following revision.

9.3 THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS LICENCE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES,


                                                                Exh. F, App. 2-2

      OBLIGATIONS AND LIABILITIES OF THE SELLER AND THE RIGHTS, CLAIMS OR REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON CONFORMITY OR DEFECT IN THE ADRES AND/OR CAATS DELIVERED UNDER THIS LICENCE.

10.   TRAINING

      In addition to the user guide supplied with ADRES and/or CAATS, training and other assistance may be provided on the Buyer's request at conditions to be mutually agreed.

11.   REPLACEMENT OF PRODUCT

      For clarification purposes it is hereby expressly stared that ADRES and/or CAATS will be offered for a limited time period, not exceeding the term of this License. In the event that the Seller should offer a replacement product, the conditions for using such product will be subject to a separate agreement.


                                                                Exh. F, App. 2-3

                                                                       EXHIBIT G

                        AIRFRAME PRICE REVISION FORMULA

1.    BASE PRICE

      The Base Price of the Airframe is as quoted in Clause 3.1.1 of the Agreement.

2.    BASE PERIOD

      The above Base Price has been established in accordance with the averaged economic conditions prevailing in December 1997/January 1998/February 1998 and corresponding to theoretical delivery conditions prevailing in January 1999 as defined by ECIb and ICb index values indicated in Paragraph 4 of this Exhibit G.

      This Base Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit G.

      ECIb and ICb index values indicated in Paragraph 4 of this Exhibit G will not be subject to any revision of these indexes.

3.    REFERENCE INDEXES

      LABOR INDEX: Published quarterly by the US Department of Labor, Bureau of Labor Statistics, in "News" (Table 6: "Employment Cost Index for wages and salaries for private industry workers by industry and occupational group" (NOT SEASONALLY ADJUSTED), or such other names that may be from time to time used for the publication title and/or table. The index is found under aircraft manufacturing with a standard industrial classification code of SIC 3721 and hereinafter is referred to as "ECI-SIC-3721W" (Base month and year June l989 = 100).

      MATERIAL INDEX: "Industrial Commodities" (hereinafter referred to as "IC-Index"), published monthly by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer prices indexes and percent changes for commodity groupings and individual items, not seasonally adjusted) (Base year 1982 = 100) or such other names which may be from time to time used for the publication title and/or table.


                                                                        Exh. G-1

4.    REVISION FORMULA

      Pn    =     (Pb + F) ([****] ECIn/ECIb + [****] ICn/ICb)

      Where

      Pn    =     Revised Base Price of the Airframe.

      Pb    =     Base Price of the Airframe at economic conditions December
                  1997/January 1998/February 1998 averaged (January 1999 delivery conditions).

      F     =     (0.005 x N x Pb) Where N = The calendar year of delivery of the Aircraft minus 1999.

      ECIn  =     The arithmetic average of the latest published values
                  available at the date of Aircraft delivery for ECI-SIC-3721W for the 11th, 12th and 13th months prior to the month of delivery of the Aircraft (1 decimal), where the quarterly value for the third month of a quarter (March, June, September and December) will be deemed to apply for the two preceding months).

      ECIb  =     ECI-SIC-3721W for December 1997/January 1998/February 1998
                  averaged (= 134.7).

      ICn   =     The arithmetic average of the latest published values
                  available at the date of Aircraft delivery for the IC-Index for the 11th. 12th and 13th months prior to the month of delivery of the Aircraft (1 decimal),

      ICh   =     IC-Index for December 1997/January 1998/February 1998 averaged
                  (=126.1).

In determining the Revised Base Price at delivery of the Aircraft, each quotient will be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure. The final factor will he rounded to the nearest ten thousandth (4 decimals). After final computation, Pn will be rounded to the next whole number (0.5 or more rounded to 1).


                                                                        Exh. G-2
----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

5.    GENERAL PROVISIONS

5.1   SUBSTITUTION OF INDEXES

      In the event that:

      (i) the U.S. Department of Labor substantially revises the methodology of calculation of any of the indexes referred to hereabove, or

      (ii) the U.S. Department of Labor discontinues, either temporarily or permanently, any of the indexes referred to hereabove, or

      (iii) the data samples used to calculate any of the indexes referred to hereabove are substantially changed,

      the Seller will select a substitute index,

      Such substitute index will reflect as closely as possible the actual variations of the wages or of the material costs, as the case may be, used in the calculation of the original index.

      As a result of this selection of a substitute index, the Seller will make an appropriate adjustment to its price revision formula, allowing to combine the successive utilization of the original index and of the substitute index.

5.2   FINAL INDEX VALUES

      The Revised Base Price at the date of Aircraft delivery will be final and will not be subject to further adjustments of any kind and for any reason to the applicable indexes as published at the date of Aircraft delivery.


                                                                        Exh. G-3

                                                                       EXHIBIT H

      INTERNATIONAL AERO ENGINES PRICE REVISION FORMULA

1.    REFERENCE PRICE

      The Reference Price of the Propulsion Systems is as quoted in Clause 3.1.2 of the Agreement.

      This Reference Price is valid for Aircraft delivered no later than December 31, 2005, and is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit H.

2.    REFERENCE PERIOD

      The above Reference Price has been established in accordance with thc economic conditions prevailing in September 1996 (or January 1997 theoretical delivery conditions) as defined, according to International Aero Engines, by the HEb, MMPb and EPb index values indicated in Paragraph 4 of this Exhibit H.

3.    INDEXES

      LABOR INDEX: "Aircraft Engines and Engine Parts," Standard Industrial Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," (Table B-15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry) or such other names which may be from time to time used for the publication title and/or table.

      MATERIAL INDEX: "Metals and Metal Products" Code 10 (hereinafter referred to as "MMP-Index"), published monthly by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer prices indexes and percent changes for commodity groupings and individual items, not seasonally adjusted) (Base year 1982 = 100) or such other names which may be from time to time used for the publication title and/or table.

      ENERGY INDEX: "Fuels and Related Products and Power" Code 5 (hereinafter referred to as "EP-Index"), published monthly by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6:
      Producer prices indexes and percent changes for commodity groupings and individual items, not seasonally adjusted) (Base year 1982 = 100) or such other names which may be from time to time used for the publication title and/or table.


                                                                        Exh. H-1

4.    REVISION FORMULA

      Pn    =     Pb [([****] HEn)/HEb + ([****] MMPn)/MMPb + ([****] EPn)/EPb]

      Where

      Pn    =     Revised Reference Price of a set of two (2) Propulsion Systems
                  at delivery of the Aircraft.

      Pb    =     Reference Price at September 1996 economic conditions.

      HEn   =     HE SIC 3724 for the fourth month prior to the month of
                  delivery of the Aircraft.

      HEb   =     HE SIC 3724 for September 1996 (= 18.40)

      MMPn  =     MMP-Index for the fourth month prior to the month of delivery of the Aircraft.

      MMPb  =     MMP-Index for September 1996 (= 130.0)

      EPn   =     EP-Index for the fourth month prior to the month of delivery of the Aircraft.

      EPb   =     EP-Index for September 1996 (= 87.1)

      In determining the Revised Reference Price each quotient (([****]
      HEn)/HEb, ([****] MMPn)/MMPb, ([****] EPn)/EPb) will be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more the preceding decimal place will be raised to the next higher figure.

      After final computation, Pn will be rounded to the next whole number (0.5 or more rounded to 1).


                                                                        Exh. H-2

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

5.    GENERAL PROVISIONS

5.1 The Revised Reference Price at delivery of the Aircraft will be the final price and will not be subject to further adjustments in the indexes.

5.2 If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the Revised Reference Price will be computed.

5.3 If the US Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Exhibit H or discontinues any of these indexes, the Seller will, in agreement with International Aero Engines, the Propulsion Systems manufacturer, apply a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

5.4

      Appropriate revision of the formula will be made to accomplish this result.

5.4 Should the above escalation provisions become null and void by action of the US Government, the Reference Price will be adjusted to reflect increases in the cost of labor, material and fuel which have occurred from the period represented by the applicable Reference Price Indexes to the fourth month prior to the scheduled delivery of the Aircraft.

5.5 The Revised Reference Price at delivery of the Aircraft in no event will be less than the Reference Price defined in Paragraph 1 of this Exhibit H.


                                                                        Exh. H-3

                                Amendment No. 1

                         To the A320 Purchase Agreement
                           Dated as of April 20, 1999

                                    Between

                                 AVSA, S.A.R.L.

                                      And

                          JetBlue Airways Corporation

This amendment No. 1 (hereinafter referred to as the "Amendment") is entered into as of September 30th 1999, between AVSA, S.A.R.L., a societe a reponsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller"), and JetBlue Airways Corporation, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 6322 South 3000 East, Suite L-201, Salt Lake City, UT 84121, USA (hereinafter referred to as the "Buyer").

                                   WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement, dated as of April 20, 1999, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A320-200 aircraft (the "Aircraft") which, together with all Exhibits, Appendixes and Letter Agreements attached thereto is hereinafter called the "Agreement."

WHEREAS, the Seller and the Buyer have agreed to amend Clause 9 and Clause 21 of the Agreement.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS

1.    DEFINITIONS

      Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Amendment.

2.    CLAUSE 9

      The delivery schedule for the Firm Aircraft No 5 described in Clause 9.1.1 of the Agreement, which reads "[****] 2000" is hereby canceled and replaced by the following quoted provisions:

      QUOTE

      [****] 2000

      UNQUOTE

3.    CLAUSE 21

      The first line of Clause 21.1.1(11) of the Agreement, which reads "The Buyer fails to meet any one of the following conditions:" is hereby canceled and replaced by the following quoted provisions:

      QUOTE

      Any one of the following conditions obtains:

      UNQUOTE

4.    EFFECT OF THE AMENDMENT

      The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment shall constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment shall govern.

5.    CONFIDENTIALITY

      This Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                    Amdt 1-2

If the foregoing correctly sets forth our understanding, please indicate your acceptance by signing in the space provided below.

                                        Very truly yours,

                                        AVSA, S.A.R.L.


                                        By: /s/ Michele LASCAUX
                                            ------------------------------------

                                        Its: Director Contracts
                                             -----------------------------------

Accepted and Agreed,

JETBLUE AIRWAYS CORPORATION


By: /s/ Thomas E. Kelly
    --------------------------

Its: EXECUTIVE VICE PRESIDENT
     -------------------------


                                    Amdt 1-3

                                Amendment No. 2

                         To the A320 Purchase Agreement
                           Dated as of April 20, 1999

                                    Between

                                 AVSA, S.A.R.L.

                                      And

                          JetBlue Airways Corporation

This Amendment No. 2 (the "Amendment") is entered into as of March 13 2000, between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, rond-point Maurice Bellonte, 31700 Blagnac, France (the "Seller"), and JetBlue Airways Corporation, a corporation organized and existing under the laws of the State of Delaware, USA, having its principal corporate offices located at 80-02 Kew Gardens Road, 6th Floor, Kew Gardens, New York, 11415 USA (the "Buyer").

                                   WITNESSETH

WHEREAS, the Buyer and Seller have entered into an Airbus A320 Purchase Agreement dated as of April 20, 1999, which, together with all Exhibits, Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1 dated as of September 30, 1999 (the "Agreement"), covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A320-200 aircraft (the "Buyer's Aircraft"), under the terms and conditions set forth in said Agreement,

WHEREAS, the Buyer has leased or will lease from certain lessors Airbus Industrie A320 aircraft (the "Leased Aircraft"),

WHEREAS, the Buyer intends to install satellite television systems, which systems will include, but not be limited to, antennas, radomes, equipment racks, and cabin screens ("LiveTV") on certain of the Buyer's Aircraft and the Leased Aircraft (such Buyer's Aircraft and Leased Aircraft, the "Aircraft"),

WHEREAS, as a result of the Buyer's decision to install LiveTV on the Aircraft, the Buyer and Seller have agreed to set forth in this Amendment certain additional terms and conditions, amendments to Clause 12.2 of the Agreement and Letter Agreement No. 7 to the Agreement.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS

1.    DEFINITIONS

      Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned thereto in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Amendment.

2.    ADDITIONAL TERMS AND CONDITIONS

2.1   SELLER'S REPORT

2.1.1 The Buyer and Seller agree to certain terms and conditions under which the Seller has purchased or will purchase from the Manufacturer for sale to the Buyer structural substantiation reports (the "Reports") that are limited to the impact of LiveTV on the Aircraft structures around the:

            (i)   antenna radome attachments, and

            (ii)  electronic rack in the cargo hold.

2.1.2 The Buyer acknowledges that the Report is limited to an analysis of:

            (i)   stress,

            (ii)  fatigue life and damage/tolerance, and

            (iii) repercussions on the maintenance program.

2.1.3 The Seller's involvement in the FAA supplemental type certificate certifying the installation and operation of LiveTV (the "STC") is limited to the provision of the Reports.

2.1.4 The Buyer further acknowledges that in preparing the Reports, the Seller has relied on data provided by the Buyer, which the Seller has not independently verified.

2.2   PRICE AND PAYMENT

2.2.1 PRICE

      The price for the Report (the "Price") is USD [****].

2.2.2 PAYMENT TERMS


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

      Upon receipt of an invoice, the Buyer will pay the Price in immediately available funds in United States dollars to Credit Lyonnais, [****] for transfer by Credit Lyonnais to the Seller's account with Credit Lyonnais [****], or such other account as may be designated by the Seller.

2.3   INSTALLATION

      The Buyer and the Seller agree that the Seller will bear no responsibility whatsoever for any costs pertaining or related to the installation or operation of LiveTV.

3.    AMENDMENTS

3.1   CLAUSE 12.2

3.1.1 The Service Life Policy as described in Clause 12.2 of the Agreement is hereby amended by the addition of the following quoted provision as Clause 12.2.6:

      QUOTE

      12.2.6 The Buyer agrees that if a Failure occurs in an Item and the Seller determines that the cause of the Failure is attributable to any component of the satellite television systems, including, but not limited to, antennas, radomes, equipment racks, and cabin screens that are installed on the Aircraft ("LiveTV") or the installation thereof:

                  (i) the Seller will have no obligation whatsoever to design or furnish a correction or replace the Item, and

                  (ii) Clause 12.2.2 and Clause 12.2.3 will not apply to such Failure.

      UNQUOTE

3.2   LETTER AGREEMENT NO. 7

3.2.1 Clause 4.6 of Letter Agreement No. 7 to the Agreement, which lists the Excluded Delays to the dispatch reliability guarantee, is hereby amended by the addition of the following quoted provision as Section 10 and
      Section 11:

      QUOTE

      (10) Delays attributable to the malfunction of any component of the satellite television systems, including, but not limited to, antennas, radomes, equipment racks, and cabin screens that are installed on the Aircraft ("LiveTV").


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

      (11) Delays attributable to the performance of the Aircraft or Aircraft Systems due to the installation or operation of LiveTV.

      UNQUOTE

4.    WARRANTY AND INDEMNITY

4.1 THE SELLER MAKES NO WARRANTY OF ANY KIND OR NATURE WITH RESPECT TO THE REPORT SUPPLIED HEREUNDER, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO THE DESIGN, INSTALLATION, OPERATION OR EFFECT OF LIVETV.

      In consideration of the Seller's provision of the Report under this Amendment, the Buyer hereby forever releases the Seller, its affiliates, assigns, agents, representatives and employees from any and all obligations, claims, losses, liabilities, costs, expenses and damages with respect to the:

            (i)   issuance of the STC,

            (ii)  installation of LiveTV in or on the Aircraft,

            (iii) performance of LiveTV, and

            (iv) performance of the Aircraft as a result of the installation or operation of LiveTV.

4.2 The Buyer will indemnify and hold the Seller, its affiliates, agents, representatives and employees harmless from and against all losses, liabilities, costs, expenses and damages, including court costs and reasonable attorney's fees, arising from claims by third parties for personal injuries and/or death and/or property damage arising out of the:

            (i)   issuance of the STC,

            (ii)  installation of LiveTV in or on the Aircraft,

            (iii) performance of LiveTV, and

            (iv) performance of the Aircraft as a result of the installation or operation of LiveTV.

5.    EFFECT OF THE AMENDMENT

      The Agreement will be deemed to be amended to the extent herein provided, and except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment. Both parties agree that this Amendment will constitute an integral, nonseverable part of said Agreement, and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions in this Amendment will govern.

6.    CONFIDENTIALITY

      This Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.

7.    SEVERABILITY

      In the event that any provision of this Amendment should for any reason be held to be without effect, the remainder of this Amendment will remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law that renders any provision of this Amendment prohibited or unenforceable in any respect.

8.    HEADINGS

      All headings in this Amendment are for convenience of reference only and do not constitute a part of this Amendment.

9.    COUNTERPARTS

      This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

                                       AVSA, S.A.R.L.


                                       By:     /s/ Michele Lascaux
                                               ------------------------
                                               MICHELE LASCAUX

                                       Its:    Director Contracts
                                               ------------------------

                                       Date:   March 13, 2000
                                               ------------------------


                                       JETBLUE AIRWAYS CORPORATION


                                       By: /s/ T. E. Anderson
                                            -------------------------

                                       Its: VICE PRESIDENT
                                            -------------------------

                                       Date: March 18, 2000
                                            -------------------------

                                 Amendment No. 3

                         to the A320 Purchase Agreement
                           Dated as of April 20, 1999

                                     between

                                 AVSA, S.A.R.L.

                                       and

                           JetBlue Airways Corporation

This Amendment No. 3 (hereinafter referred to as the "Amendment") is entered into as of March 29, 2000, between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller"), and JetBlue Airways Corporation, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located 80-02 Kew Gardens Road, 6th Floor, Kew Gardens, New York 11415 USA (hereinafter referred to as the "Buyer").

                                   WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement, dated as of April 20, 1999, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A320-200 aircraft (the "Aircraft"), including twenty-five option aircraft (the "Option Aircraft"), which, together with all Exhibits, Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of September 30, 1999, and Amendment No. 2, dated as of March 13, 2000, is hereinafter called the "Agreement."

WHEREAS, the Buyer desires to exercise its option to firmly order certain Option Aircraft.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS


                                                                      AM No. 3-1

1.    DEFINITIONS

      Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms "herein" "hereof" and "hereunder" and words of similar import refer to this Amendment.

2.    DELIVERY SCHEDULE

2.1 The Buyer hereby exercises its option under Paragraph 2.1 of Letter-Agreement No. 4 to the Agreement to firmly order Option Aircraft Nos. 26, 27, 28, 47, 48, 49 and 50 (the "Firmly Ordered Option Aircraft"). Further, the Buyer and the Seller agree to [****].

2.2 In accordance with Paragraph 3.1 of Letter Agreement No. 4 to the Agreement, as a consequence of the Buyer's exercising its option to firmly order seven (7) Option Aircraft, the Seller offers the Buyer delivery positions for seven (7) A320 Additional Option Aircraft.

2.3 As a consequence of Paragraphs 2.1 and 2.2 above, the delivery schedule set forth in Clause 9.1.1 of the Agreement is hereby canceled and replaced by the following quoted provisions:

      QUOTE

            Firm Aircraft No 1                             [****]      2000
            Firm Aircraft No 2                             [****]      2000
            Firm Aircraft No 3                             [****]      2000
            Firm Aircraft No 4                             [****]      2000
            Firm Aircraft No 5                             [****]      2000
            Firm Aircraft No 6                             [****]      2000
            Firm Aircraft No 7                             [****]      2001
            Firm Aircraft No 8                             [****]      2001
            Firm Aircraft No 9                             [****]      2001
            Firm Aircraft No 10                            [****]      2001
            Firm Aircraft No 11                            [****]      2001
            Firm Aircraft No 12                            [****]      2001
            Firm Aircraft No 13                            [****]      2002

            Firmly Ordered Option Aircraft No 14           [****]      2002

            Firm Aircraft No 15                            [****]      2002

            Firmly Ordered Option Aircraft No 16           [****]      2002


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                      AM No. 3-2

            Firm Aircraft No 17                             [****]      2002
            Firm Aircraft No 18                             [****]      2002
            Firm Aircraft No 19                             [****]      2002
            Firm Aircraft No 20                             [****]      2002
            Firm Aircraft No 21                             [****]      2002
            Firm Aircraft No 22                             [****]      2002
            Firm Aircraft No 23                             [****]      2003
            Firm Aircraft No 24                             [****]      2003
            Firm Aircraft No 25                             [****]      2003
            Firm Aircraft No 26                             [****]      2003
            Firm Aircraft No 27                             [****]      2003

            Firmly Ordered Option Aircraft No 28            [****]      2004
            Firmly Ordered Option Aircraft No 29            [****]      2004
            Firmly Ordered Option Aircraft No 30            [****]      2004
            Firmly Ordered Option Aircraft No 31            [****]      2004
            Firmly Ordered Option Aircraft No 32            [****]      2004

            Option Aircraft No 33                           [****]      2003
            Option Aircraft No 34                           [****]      2003
            Option Aircraft No 35                           [****]      2003
            Option Aircraft No 36                           [****]      2003
            Option Aircraft No 37                           [****]      2003
            Option Aircraft No 38                           [****]      2004
            Option Aircraft No 39                           [****]      2004
            Option Aircraft No 40                           [****]      2004
            Option Aircraft No 41                           [****]      2004
            Option Aircraft No 42                           [****]      2004
            Option Aircraft No 43                           [****]      2005
            Option Aircraft No 44                           [****]      2005
            Option Aircraft No 45                           [****]      2005
            Option Aircraft No 46                           [****]      2005
            Option Aircraft No 47                           [****]      2005
            Option Aircraft No 48                           [****]      2005
            Option Aircraft No 49                           [****]      2005
            Option Aircraft No 50                           [****]      2005

            A320 Additional Option Aircraft No 51           [****]      2005
            A320 Additional Option Aircraft No 52           [****]      2005
            A320 Additional Option Aircraft No 53           [****]      2006
            A320 Additional Option Aircraft No 54           [****]      2006
            A320 Additional Option Aircraft No 55           [****]      2006


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                      AM No. 3-3

            A320 Additional Option Aircraft No 56           [****]      2006
            A320 Additional Option Aircraft No 57           [****]      2006

      UNQUOTE

2.4   [****]

3.    DEPOSIT

      In accordance with Paragraph 3 of Letter Agreement No. 4 to the Agreement, within thirty (30) days of signature of this Amendment, the Buyer will make a nonrefundable deposit of US$ [****] (US dollars--[****]) in respect of each of A320 Additional Option Aircraft Nos. 51 through 57.
      The Buyer's payment of these deposits will constitute acceptance of the delivery positions for these A320 Additional Option Aircraft.

4.    [****]

5.    EFFECT OF THE AMENDMENT

      The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                      AM No. 3-4

      Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

6.    CONFIDENTIALITY

      This Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.

7.    ASSIGNMENT

      Notwithstanding any other provision of this Amendment or of the Agreement, Paragraph 4 of this Amendment will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 7 will be void and of no force or effect.


                                                                      AM No. 3-5

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

                                       AVSA, S.A.R.L.


                                       By: /s/ Michele Lascaux
                                               ------------------------
                                               MICHELE LASCAUX

                                       Its:    Director Contracts
                                               ------------------------

                                       Date:   March 29, 2000
                                               ------------------------

JETBLUE AIRWAYS CORPORATION


By: /s/ T. E. Anderson
    -------------------------

Its: VICE PRESIDENT
     -------------------------

Date: March 29, 2000
      -------------------------


                                                                      AM No. 3-6

                                 Amendment No. 4

                         to the A320 Purchase Agreement
                           Dated as of April 20, 1999

                                     between

                                 AVSA, S.A.R.L.

                                       and

                           JetBlue Airways Corporation

This Amendment No. 4 (hereinafter referred to as the "Amendment") is entered into as of September 29th 2000, between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte 31700 Blagnac, France (hereinafter referred to as the "Seller"), and JetBlue Airways Corporation, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located 80-02 Kew Gardens Road, 6th floor, Kew Gardens, New York, 11415 USA (hereinafter referred to as the "Buyer").

WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement, dated as of April 20, 1999, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A320-200 aircraft (the "Aircraft"), which, together with all Exhibits, Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of September 30, 1999, Amendment No. 2, dated as of March 13, 2000, and Amendment No. 3, dated as of March 29, 2000, is hereinafter called the "Agreement".

WHEREAS, the Seller and the Buyer have agreed to amend Clause 9 of the Agreement.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS


                                                                      AM No. 4-1

1.    DEFINITIONS

      Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Amendment.

2.    DELIVERY SCHEDULE

2.1   The Buyer and the Seller agree to [****].

2.2 The seller will [****] subject to its industrial and commercial constraints to deliver August 2001 aircraft by the 10th of that month.

2.3 As a consequence of Paragraph 2.1 above, the delivery schedule set Forth in Clause 9.1.1 of the Agreement is hereby canceled and replaced by the following quoted provisions:

      QUOTE

CAC ID NR  AIRCRAFT                               DELIVERY

41 199     Firm Aircraft N0 1                     [****]     2000
41 200     Firm Aircraft N0 2                     [****]     2000
41 203     Firm Aircraft No 3                     [****]     2000
41 201     Firm Aircraft N0 4                     [****]     2000
41 202     Firm Aircraft No 5                     [****]     2000
41 204     Firm Aircraft No 6                     [****]     2000
41 205     Firm Aircraft No 7                     [****]     2001
41 206     Firm Aircraft No 8                     [****]     2001
41 210     Firm Aircraft No 9                     [****]     2001
41 207     Firm Aircraft No 10                    [****]     2001
41 208     Firm Aircraft No 11                    [****]     2001
41 209     Firm Aircraft No 12                    [****]     2001
41 211     Firm Aircraft No 13                    [****]     2002
41 224     Firmly Ordered Option Aircraft No 14   [****]     2002
41 212     Firm Aircraft No 15                    [****]     2002
41 225     Firmly Ordered Option Aircraft No 16   [****]     2002
41 213     Firm Aircraft No 17                    [****]     2002
41 214     Firm Aircraft No 18                    [****]     2002
41 215     Firm Aircraft No 19                    [****]     2002
41 216     Firm Aircraft No 20                    [****]     2002
41 217     Firm Aircraft No 21                    [****]     2002
41 218     Firm Aircraft No 22                    [****]     2002


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                      AM No. 4-2

41 219     Firm Aircraft No 23                    [****]     2003
41 220     Firm Aircraft No 24                    [****]     2003
41 221     Firm Aircraft No 25                    [****]     2003
41 222     Firm Aircraft No 26                    [****]     2003
41 223     Firm Aircraft No 27                    [****]     2003
41 226     Firmly Ordered Option Aircraft No 28   [****]     2004
41 245     Firmly Ordered Option Aircraft No 29   [****]     2004
41 246     Firmly Ordered Option Aircraft No 30   [****]     2004
41 247     Firmly Ordered Option Aircraft No 31   [****]     2004
41 248     Firmly Ordered Option Aircraft No 32   [****]     2004

41 227     Option Aircraft No 33                  [****]     2003
41 228     Option Aircraft No 34                  [****]     2003
41 229     Option Aircraft No 35                  [****]     2003
41 230     Option Aircraft No 36                  [****]     2003
41 231     Option Aircraft No 37                  [****]     2003
41 232     Option Aircraft No 38                  [****]     2004
41 233     Option Aircraft No 39                  [****]     2004
41 234     Option Aircraft No 40                  [****]     2004
41 235     Option Aircraft No 41                  [****]     2004
41 236     Option Aircraft No 42                  [****]     2004
41 237     Option Aircraft No 43                  [****]     2005
41 238     Option Aircraft No 44                  [****]     2005
41 239     Option Aircraft No 45                  [****]     2005
41 240     Option Aircraft No 46                  [****]     2005
41 241     Option Aircraft No 47                  [****]     2005
41 242     Option Aircraft No 48                  [****]     2005
41 243     Option Aircraft No 49                  [****]     2005
41 244     Option Aircraft No 50                  [****]     2005
69 719     A320 Additional Option Aircraft No 51  [****]     2005
69 720     A320 Additional Option Aircraft No 52  [****]     2005
69 721     A220 Additional Option Aircraft No 53  [****]     2006
69 722     A320 Additional Option Aircraft No 54  [****]     2006
69 723     A320 Additional Option Aircraft No 55  [****]     2006
69 724     A320 Additional Option Aircraft No 56  [****]     2006
69 725     A320 Additional Option Aircraft No 57  [****]     2006

      UNQUOTE


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                      AM No. 4-3

3.    EFFECT OF THE AMENDMENT

      The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

      Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

4.    CONFIDENTIALITY

      This Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.


                                                                      AM No. 4-4

      WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

                                       AVSA, S.A.R.L.


                                       By:     /s/ Francois Besnier
                                               ----------------------------
                                               FRANCOIS BESNIER

                                       Its:    AVSA CHIEF EXECUTIVE OFFICER
                                               ----------------------------

                                       Date:   September 29th, 2000
                                               ----------------------------

JETBLUE AIRWAYS CORPORATION


By: /s/ T. E. Anderson
    -------------------------

Its: VICE PRESIDENT
     -------------------------

Date: September 29, 2000
      ------------------------


                                                                      AM No. 4-5

                                 Amendment No. 5

                         to the A320 Purchase Agreement
                           Dated as of April 20, 1999

                                     between

                                 AVSA, S.A.R.L.

                                       and

                           JetBlue Airways Corporation

This Amendment No. 5 (hereinafter referred to as the "Amendment") is entered into as of November 7, 2000, between AVSA, S.A.R.L, a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller"), and JetBlue Airways Corporation, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located 80-02 Kew Gardens Road, 6th Floor, Kew Gardens, New York 11415 USA (hereinafter referred to as the "Buyer").

WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement, dated as of April 20, 1999, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A320-200 aircraft (the "Aircraft"), which, together with all Exhibits, Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of September 30, 1999, Amendment No. 2, dated as of March 13, 2000, Amendment No. 3, dated as of March 29, 2000, and Amendment No. 4, dated as of September 29, 2000, is hereinafter called the "Agreement."

WHEREAS, the Seller and the Buyer have agreed to amend some Clauses of the Agreement.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS


                                                                      AM No. 5-1

1.    DEFINITIONS

      Capitalized items used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Amendment.

2.    CLAUSE 0 - DEFINITIONS

      The definition of the term "Balance of the Final Contract Price" is deleted in its entirety and replaced by the following:

      QUOTE

      BALANCE OF THE FINAL CONTRACT PRICE - means the amount payable by the Buyer to the Seller on the Delivery Date for an Aircraft after deducting from the Final Contract Price for such Aircraft the amount of all Predelivery Payments received by the Seller from the Buyer in respect of such Aircraft on or before the Delivery Date for such Aircraft, [****].

      UNQUOTE

3.    [****]

3.1   PARAGRAPH 1

      The text of Paragraph 1 is hereby deleted in its entirety and replaced by the following quoted provisions:

      QUOTE

      [****]

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


JetBlue - A320 - AVSA                                                 AM No. 5-2

      [****].

      UNQUOTE

3.2   PARAGRAPH 4

      Paragraph 4 shall be renumbered Paragraph 6,

3.3   NEW PARAGRAPH 4

      The text of the new Paragraph 4 is hereby given in the following quoted provisions:

      QUOTE

      4.    PAYMENT IN FULL

            Payment in full of the Notes, including principal, interest, overdue interest, costs and expenses of collection and any and all other amounts due in connection therewith, is the payment with respect to promissory notes included in the definition of Balance of the Final Contract Price as that term is used in Clause 5.4 of the Agreement.

      UNQUOTE

3.4   NEW PARAGRAPH 5

      The text of the new Paragraph 5 is hereby given in the following quoted provision:

      QUOTE

      5.    TERMINATION EVENTS

            Failure to make any payment when due with respect to any Note, whether of principal, interest, default interest, costs and expenses of collection or of any and all other amounts due in connection therewith, is a failure or event of the nature referred to in Clause
            21.1.1 (7) and Clause 21.1.1 (8) of the Agreement.

      UNQUOTE

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                      AM No. 5-3

4.    EFFECT OF THE AMENDMENT

      The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

      Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

5.    CONFIDENTIALITY

      This Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.


                                                                      AM No. 5-4

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

                                       AVSA, S.A.R.L.


                                       By:     /s/ Francois Besnier
                                               ----------------------------
                                               FRANCOIS BESNIER

                                       Its:    AVSA CHIEF EXECUTIVE OFFICER
                                               ----------------------------

                                       Date:
                                               ----------------------------

JETBLUE AIRWAYS CORPORATION


By: /s/ [ILLEGIBLE]
    -------------------------

Its: VP & Treasurer
     -------------------------

Date: 11/7/00
      -------------------------


                                                                      AM No. 5-5

                                 Amendment No. 6

                         to the A320 Purchase Agreement
                           Dated as of April 20, 1999

                                     between

                                 AVSA, S.A.R.L.

                                       and

                           JetBlue Airways Corporation

This Amendment No. 6 (hereinafter referred to as the "Amendment") is entered into as of November 20, 2000, between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller"), and JetBlue Airways Corporation, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located 80-02 Kew Gardens Road, 6th Floor, Kew Gardens, New York, 11415 USA (hereinafter referred to as the "Buyer").

WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement, dated as of April 20, 1999, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A320-200 aircraft (the "Aircraft"), which, together with all Exhibits, Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of September 30, 1999, Amendment No. 2, dated as of March 13, 2000, Amendment No. 3, dated as of March 29, 2000, Amendment No. 4, dated as of September 29, 2000 and Amendment No. 5 dated as of November 07, 2000, is hereinafter called the "Agreement".

WHEREAS, the Seller and the Buyer have agreed to amend Clause 9 of the Agreement.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS


                                                                      AM No. 6-1

1.    DEFINITIONS

      Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Amendment.

2.    DELIVERY SCHEDULE

2.1   The Buyer and the Seller agree to [****].

2.2 As a consequence of Paragraph 2.1 above, the delivery schedule set forth in Clause 9.1.1 of the Agreement is hereby canceled and replaced by the following quoted provisions:

      QUOTE

CAC ID NR  AIRCRAFT                                 DELIVERY
41 199     Firm Aircraft No 1                       [****]      2000
41 200     Firm Aircraft No 2                       [****]      2000
41 203     Firm Aircraft No 3                       [****]      2000
41 201     Firm Aircraft No 4                       [****]      2000
41 202     Firm Aircraft No 5                       [****]      2000
41 204     Firm Aircraft No 6                       [****]      2000
41 205     Firm Aircraft No 7                       [****]      2001
41 206     Firm Aircraft No 8                       [****]      2001
41 210     Firm Aircraft No 9                       [****]      2001
41 207     Firm Aircraft No 10                      [****]      2001
41 208     Firm Aircraft No 11                      [****]      2001
41 209     Firm Aircraft No 12                      [****]      2001
41 210     Firm Aircraft No 13                      [****]      2001
41 211     Firm Aircraft No 14                      [****]      2002
41 212     Firm Aircraft No 15                      [****]      2002
41 218     Firm Aircraft No 16                      [****]      2002
41 224     Firmly Ordered Option Aircraft No 17     [****]      2002
41 225     Firmly Ordered Option Aircraft No 18     [****]      2002
41 213     Firm Aircraft No 19                      [****]      2002
41 214     Firm Aircraft No 20                      [****]      2002
41 215     Firm Aircraft No 21                      [****]      2002
41 216     Firm Aircraft No 22                      [****]      2002
41 217     Firm Aircraft No 23                      [****]      2002
41 219     Firm Aircraft No 24                      [****]      2003


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                      AM No. 6-2

41 220      Firm Aircraft No 25                       [****]    2003
41 221      Firm Aircraft No 26                       [****]    2003
41 222      Firm Aircraft No 27                       [****]    2003
41 223      Firm Aircraft No 28                       [****]    2003
41 226      Firmly Ordered Option Aircraft No 29      [****]    2004
41 245      Firmly Ordered Option Aircraft No 30      [****]    2004
41 246      Firmly Ordered Option Aircraft No 31      [****]    2004
41 247      Firmly Ordered Option Aircraft No 32      [****]    2004
41 248      Firmly Ordered Option Aircraft No 33      [****]    2004

41 227      Option Aircraft No 34                     [****]    2003
41 229      Option Aircraft No 35                     [****]    2003
41 230      Option Aircraft No 36                     [****]    2003
41 231      Option Aircraft No 37                     [****]    2003
41 232      Option Aircraft No 38                     [****]    2004
41 233      Option Aircraft No 39                     [****]    2004
41 234      Option Aircraft No 40                     [****]    2004
41 235      Option Aircraft No 41                     [****]    2004
41 236      Option Aircraft No 42                     [****]    2004
41 237      Option Aircraft No 43                     [****]    2005
41 238      Option Aircraft No 44                     [****]    2005
41 239      Option Aircraft No 45                     [****]    2005
41 240      Option Aircraft No 46                     [****]    2005
41 241      Option Aircraft No 47                     [****]    2005
41 242      Option Aircraft No 48                     [****]    2005
41 243      Option Aircraft No 49                     [****]    2005
41 244      Option Aircraft No 50                     [****]    2005
69 719      A320 Additional Option Aircraft No 51     [****]    2005
69 720      A320 Additional Option Aircraft No 52     [****]    2005
69 721      A320 Additional Option Aircraft No 53     [****]    2006
69 722      A320 Additional Option Aircraft No 54     [****]    2006
69 723      A320 Additional Option Aircraft No 55     [****]    2006
69 724      A320 Additional Option Aircraft No 56     [****]    2006
69 725      A320 Additional Option Aircraft No 57     [****]    2006

      UNQUOTE

3.    PREDELIVERY PAYMENTS

      As a result of the rescheduling set forth in Paragraph 2.1, the Buyer will make to the Seller on signature of this Amendment all Predelivery Payments then due.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                      AM No. 6-3

4.    EFFECT OF THE AMENDMENT

      The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

      Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

5.    CONFIDENTIALITY

      This Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.


                                                                      AM No. 6-4

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

                                       AVSA, S.A.R.L.


                                       By:     /s/ Francois Besnier
                                               ------------------------
                                               FRANCOIS BESNIER

                                       Its:    AVSA CHIEF EXECUTIVE OFFICER
                                               ------------------------

                                       Date:   November 20, 2000
                                               ------------------------

JETBLUE AIRWAYS CORPORATION


By: /s/ T. E. Anderson
    -------------------------
   Thomas E. Anderson

Its: VICE PRESIDENT
     -------------------------

Date: November 20, 2000
      -------------------------


                                                                      AM No. 6-5

                                 Amendment No. 7

                         to the A320 Purchase Agreement
                           Dated as of April 20, 1999

                                     between

                                 AVSA. S.A.R.L.

                                       and

                           JetBlue Airways Corporation

This Amendment No. 7 (hereinafter referred to as the "Amendment") is entered into as of January 25th, 2001, between AVSA, S.A.R.L. a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller"), and JetBlue Airways Corporation, a corporation organized and existing under the laws of the State of Delaware, United states of America, having its principal corporate offices located 80-02 Kew Gardens Road, 6th Floor, Kew Gardens, New York 11415 USA (hereinafter referred to as the "Buyer").

                                   WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement. dated as of April 20, 1999, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A320-200 aircraft (the "Aircraft"), including twenty-five option aircraft (the "Option Aircraft"), which, together with all Exhibits, Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of September 30,1999, Amendment No. 2, dated as of March 13, 2000, Amendment No. 3, dated as of March 29, 2000, Amendment No. 4, dated as of September 29, 2000, Amendment No. 5 dated as of November 07, 2000, and Amendment No. 6 dated as of November 20, 2000, is hereinafter called the "Agreement."

WHEREAS, the Buyer desires to exercise its option to firmly order certain Option Aircraft.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS

1.    DEFINITIONS

      Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Amendment.


                                                                      AM No. 7-1

2.    DELIVERY SCHEDULE

2.1 The Buyer hereby exercises its option under Paragraph. 2.1 of Letter Agreement No. 4 to the Agreement to firmly order Option Aircraft No. 34 (the "Firmly Ordered Option Aircraft"). The Buyer and the Seller agree to [****].

2.2 In accordance with Paragraph 3.1 of Letter Agreement No. 4 to the Agreement, as a consequence of the Buyer's exercising its option to firmly order one (1) Option Aircraft, the Seller offers the Buyer delivery position for one (1) A320 Additional Option Aircraft.

2.3 As a consequence of Paragraphs 2.1 and 2.2 above, the delivery schedule set forth in Clause 9.1.1 of the Agreement is hereby canceled and replaced by the following quoted provisions:

      QUOTE

CAC ID NR  AIRCRAFT                                  DELIVERY
41 199     Firm Aircraft No 1                        [****]       2000
41 200     Firm Aircraft No 2                        [****]       2000
41 203     Firm Aircraft No 3                        [****]       2000
41 201     Firm Aircraft No 4                        [****]       2000
41 202     Firm Aircraft No 5                        [****]       2000
41 204     Firm Aircraft No 6                        [****]       2000
41 205     Firm Aircraft No 7                        [****]       2001
41 206     Firm Aircraft No 8                        [****]       2001
41 210     Firm Aircraft No 9                        [****]       2001
41 207     Firm Aircraft No 10                       [****]       2001
41 208     Firm Aircraft No 11                       [****]       2001
41 209     Firm Aircraft No 12                       [****]       2001
41 228     Firmly Ordered Option Aircraft No 13      [****]       2001
41 211     Firm Aircraft No 14                       [****]       2002
41 212     Firm Aircraft No 15                       [****]       2002
41 218     Firm Aircraft NO 16                       [****]       2002
41 224     Firmly Ordered Option Aircraft No 17      [****]       2002
41 225     Firmly Ordered Option Aircraft No 18      [****]       2002
41 213     Firm Aircraft No 19                       [****]       2002
41 214     Firm Aircraft No 20                       [****]       2002
41 215     Firm Aircraft No 21                       [****]       2002
41 216     Firm Aircraft No 22                       [****]       2002
41 217     Firm Aircraft No 23                       [****]       2002
41 219     Firm Aircraft No 24                       [****]       2003
41 220     Firm Aircraft No 25                       [****]       2003
41 221     Firm Aircraft No 26                       [****]       2003
41 222     Firm Aircraft No 27                       [****]       2003
41 223     Firm Aircraft  No 28                      [****]       2003
41 226     Firmly Ordered Option Aircraft No 29      [****]       2004
41 245     Firmly Ordered Option Aircraft No 30      [****]       2004


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                      AM No. 7-2

41 246     Firmly Ordered Option Aircraft No 31      [****]       2004
41 247     Firmly Ordered Option Aircraft No 32      [****]       2004
41 248     Firmly Ordered Option Aircraft No 33      [****]       2004

41 227     Option Aircraft No 34                     [****]       2003
41 229     Option Aircraft No 35                     [****]       2003
41 230     Option Aircraft No 36                     [****]       2003
41 231     Option Aircraft No 37                     [****]       2003
41 232     Option Aircraft No 38                     [****]       2004
41 233     Option Aircraft No 19                     [****]       2004
41 234     Option Aircraft No 40                     [****]       2004
41 235     Option Aircraft No 4l                     [****]       2004
41 236     Option Aircraft No 42                     [****]       2004
41 237     Option Aircraft No 43                     [****]       2005
41 238     Option Aircraft No 44                     [****]       2005
41 239     Option Aircraft No 45                     [****]       2005
41 240     Option Aircraft No 46                     [****]       2005
41 241     Option Aircraft No 47                     [****]       2005
41 242     Option Aircraft No 43                     [****]       2005
41 243     Option Aircraft No 49                     [****]       2005
41 244     Option Aircraft No 50                     [****]       2005
69 719     A320 Additional Option Aircraft No 5l     [****]       2005
69 720     A320 Additional Option Aircraft No 52     [****]       2005
69 721     A320 Additional Option Aircraft No 53     [****]       2006
69 722     A320 Additional Option Aircraft No 54     [****]       2006
69 723     A320 Additional Option Aircraft No 55     [****]       2006
69 724     A320 Additional Option Aircraft No 56     [****]       2006
69 725     A320 Additional Option Aircraft No 57     [****]       2006
96 459     A320 Additional Option Aircraft No 58     [****]       2006

      UNQUOTE

2.4   The Buyer has requested that the Seller [****].

3.    PREDELIVERY PAYMENTS

      Upon signature of this Amendment, the Buyer will make to the Seller all the Predelivery Payments for the Firmly Ordered Option Aircraft. [****]


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                      AM No. 7-3

4.    DEPOSIT

      In accordance with Paragraph 3 of Letter Agreement No. 4 to the Agreement, within thirty (30) days of signature of this Amendment, the Buyer will make a nonrefundable deposit of US$ [****] (US dollars---[****]) in respect of the A320 Additional Option Aircraft No. 58. The Buyer's payment of this deposit will constitute acceptance of the delivery position for this A320 Additional Option Aircraft.

5.    EFFECT OF THE AMENDMENT

      The Agreement will be deemed amended to the extent extent provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral written, related to the subject matter of this Amendment.

      Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

6.    CONFIDENTIALITY

      This Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.

7.    ASSIGNMENT

      Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 7 will be void and of no force or effect.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                      AM No. 7-4

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

                                       AVSA, S.A.R.L.


                                       By:     /s/ Francois Besnier
                                               ------------------------
                                               FRANCOIS BESNIER

                                       Its:    AVSA CHIEF EXECUTIVE OFFICER
                                               ------------------------

                                       Date:   January 25, 2001
                                               ------------------------

JETBLUE AIRWAYS CORPORATION


By: /s/ T. E. Anderson
    -------------------------

Its: VICE PRESIDENT
     -------------------------

Date: January 18, 2001
      -------------------------


                                                                      AM No. 7-5

                                Amendment No. 8

                         to the A320 Purchase Agreement
                           Dated as of April 20, 1999

                                     between

                                 AVSA. S.A.R.L.

                                       and

                           JetBlue Airways Corporation

This Amendment No. 8 (hereinafter referred to as the "Amendment") is entered into as of May 3, 2001, between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller"), and JetBlue Airways Corporation, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located 80-02 Kew Gardens Road, 6th Floor, Kew Gardens, New York 11415 USA (hereinafter referred to as the "Buyer").

                               WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement, dated as of April 20, 1999, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A320-200 aircraft (the "Aircraft"), including twenty-five option aircraft (the "Option Aircraft), which, together with all Exhibits, Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of September 30, 1999, Amendment No. 2, dated as of March 13, 2000, Amendment No. 3, dated as of March 29, 2000, Amendment No. 4, dated as of September 29, 2000, Amendment No. 5 dated as of November 7, 2000, Amendment No. 6 dated as of November 20, 2000 and Amendment No. 7 dated as of January 29, 2001, is hereinafter called the "Agreement."

WHEREAS the Buyer desires to order thirty (30) incremental firmly ordered aircraft, five (5) incremental option aircraft with assigned delivery dates and thirteen (13) incremental option aircraft without delivery dates.


                                                                      AM No. 8-1

      WHEREAS the Buyer and the Seller agree to modify and supplement certain of the terms and conditions of the Agreement.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS

1.    DEFINITIONS

1.1 Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Amendment.

1.2 The definition of the term "Aircraft" is deleted in its entirety and replaced by the following:

      QUOTE

      AIRCRAFT - any or all firmly ordered aircraft, including the Firm Aircraft, or option aircraft, including the Option Aircraft, that have been converted to a firm order, to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon on delivery.

      UNQUOTE

2.    DELIVERY SCHEDULE

2.1 The Seller hereby offers for sale and the Buyer hereby orders thirty (30) incremental firmly ordered A320-200 aircraft (the "New Firm A320 Aircraft") (identified in the schedule below in Paragraph 2.4 as New Firm A320 Aircraft Nos. 25, 29 and 30, 32 and 33 and 39 through 63). The New Firm A320 Aircraft will be subject to the same terms and conditions as the Option Aircraft, except as otherwise stated in this Amendment.

2.2 In consideration of the Buyer's order for the New Firm A320 Aircraft, the Seller offers the Buyer and the Buyer hereby orders (i) five (5) incremental A320-200 option aircraft (the "A320 Incremental Option Aircraft") (identified in the schedule below in Paragraph 2.4 as Incremental Option Aircraft Nos. 89 through 93) and (ii) thirteen (13) incremental A320-200 additional option aircraft (the "A320 Incremental Additional Option Aircraft"). The Seller will offer the Buyer a delivery date for each A320 Incremental Additional Option Aircraft upon exercise of each of the A320 Incremental Option Aircraft. Except as otherwise stated in this Amendment, the A320 Incremental Option Aircraft will be subject to the same terms and conditions as the Option Aircraft, and the A320


                                                                      AM No. 8-2

      Incremental Additional Option Aircraft will be subject to the same terms and conditions as the A320 Additional Option Aircraft.

2.3   In addition, the text preceding the delivery schedule set forth in Clause
      9.1.1 of the Agreement is hereby canceled and replaced by the following quoted provisions:

      QUOTE

      9.1.1 Subject to Clauses 2,7,8,10 and 18, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within the following months (each a "Scheduled Delivery Month"). Where a year is specified below, the Seller will notify the Buyer of the quarter by thirty-six (36) months before the beginning of the year, and then notify the Buyer of the Scheduled Delivery Month by thirty-six (36) months before the beginning of the quarter.

      UNQUOTE

2.4 As a consequence of Paragraphs 2.1 through 2.3 above, the delivery schedule set forth in Clause 9.1.1 of the Agreement is hereby canceled and replaced by the following quoted provisions:

      QUOTE

Cac Id No.  Rank No.   Aircraft                          Delivery
----------  --------   --------                          --------
41 199      No. 1      Firm Aircraft                     [****]   2000
41 200      No. 2      Firm Aircraft                     [****]   2000
41 203      No. 3      Firm Aircraft                     [****]   2000
41 201      No. 4      Firm Aircraft                     [****]   2000
41 202      No. 5      Firm Aircraft                     [****]   2000
41 204      No. 6      Firm Aircraft                     [****]   2000
41 205      No. 7      Firm Aircraft                     [****]   2001
41 206      No. 8      Firm Aircraft                     [****]   2001
41 210      No. 9      Firm Aircraft                     [****]   2001
41 207      No. 10     Firm Aircraft                     [****]   2001
41 208      No. 11     Firm Aircraft                     [****]   2001
41 209      No. 12     Firm Aircraft                     [****]   2001
41 228      No. 13     Firmly Ordered Option Aircraft    [****]   2001
41 211      No. 14     Firm Aircraft                     [****]   2002
41 212      No. 15     Firm Aircraft                     [****]   2002
41 218      No. 16     Firm Aircraft                     [****]   2002
41 224      No. 17     Firmly Ordered Option Aircraft    [****]   2002


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                      AM No. 8-3

Cac Id No.  Rank No.   Aircraft                         Delivery
----------  --------   --------                         --------
 41 225      No. 18    Firmly Ordered Option Aircraft   [****]   2002
 41 213      No. 19    Firm Aircraft                    [****]   2002
 41 214      No. 20    Firm Aircraft                    [****]   2002
 41 215      No. 21    Firm Aircraft                    [****]   2002
 41 216      No. 22    Firm Aircraft                    [****]   2002
 41 217      No. 23    Firm Aircraft                    [****]   2002
 41 219      No. 24    Firm Aircraft                    [****]   2003
104 399      No. 25    New Firm A320 Aircraft           [****]   2003
 41 220      No. 26    Firm Aircraft                    [****]   2003
 41 221      No. 27    Firm Aircraft                    [****]   2003
 41 222      No. 28    Firm Aircraft                    [****]   2003
104 400      No. 29    New Firm A320 Aircraft           [****]   2003
104 401      No. 30    New Firm A320 Aircraft           [****]   2003
 41 223      No. 31    Firm Aircraft                    [****]   2003
104 402      No. 32    New Firm A320 Aircraft           [****]   2003
104 403      No. 33    New Firm A320 Aircraft           [****]   2003
 41 226      No. 34    Firmly Ordered Option Aircraft   [****]   2004
 41 245      No. 35    Firmly Ordered Option Aircraft   [****]   2004
 41 246      No. 36    Firmly Ordered Option Aircraft   [****]   2004
 41 247      No. 37    Firmly Ordered Option Aircraft   [****]   2004
 41 248      No. 38    Firmly Ordered Option Aircraft   [****]   2004
104 404      No. 39    New Firm A320 Aircraft           [****]   2004
104 405      No. 40    New Firm A320 Aircraft.          [****]   2004
104 406      No. 41    New Firm A320 Aircraft           [****]   2004
104 407      No. 42    New Firm A320 Aircraft           [****]   2004
104 408      No. 43    New Firm A320 Aircraft           [****]   2004
104 409      No. 44    New Firm A320 Aircraft           [****]   2005
104 410      No. 45    New Firm A320 Aircraft           [****]   2005
104 411      No. 46    New Firm A320 Aircraft           [****]   2005
104 412      No. 47    New Firm A320 Aircraft           [****]   2005
104 413      No. 48    New Firm A320 Aircraft           [****]   2005
104 414      No. 49    New Firm A320 Aircraft           [****]   2005
104 415      No. 50    New Firm A320 Aircraft           [****]   2005
104 416      No. 51    New Firm A320 Aircraft           [****]   2005
104 417      No. 52    New Firm A320 Aircraft           [****]   2005
104 418      No. 53    New Firm A320 Aircraft           [****]   2005
104 429      No. 54    New Firm A320 AIRCRAFT           [****]   2006
104 420      No. 55    New Firm A320 Aircraft           [****]   2006
104 421      No. 56    New Firm A320 Aircraft           [****]   2006
104 422      No. 57    New Firm A320 Aircraft           [****]   2006


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                      AM No. 8-4

Cac Id No.  Rank No. Aircraft                           Delivery
----------  -------- --------                           --------
104 423     No. 58   New Firm A320 Aircraft             [****]       2006
104 424     No. 59   New Firm A320 Aircraft             [****]       2007
104 425     No. 60   New Firm A320 Aircraft             [****]       2007
104 426     No. 61   New Firm A320 Aircraft             [****]       2007
104 427     No. 62   New Firm A320 Aircraft             [****]       2007
104 428     No. 63   New Firm A320 Aircraft             [****]       2007

 41 227     No. 64   Option Aircraft                    [****]       2004
 41 229     No. 65   Option Aircraft                    [****]       2004
 41 230     No. 66   Option Aircraft                    [****]       2004
 41 231     No. 67   Option Aircraft                    [****]       2004
 41 232     No. 68   Option Aircraft                    [****]       2005
 41 233     No. 69   Option Aircraft                    [****]       2005
 41 234     No. 70   Option Aircraft                    [****]       2006
 41 235     No. 71   Option Aircraft                    [****]       2006
 41 236     No. 72   Option Aircraft                    [****]       2006
 41 237     No. 73   Option Aircraft                    [****]       2006
 41 238     No. 74   Option Aircraft                    [****]       2006
 41 239     No. 75   Option Aircraft                    [****]       2006
 41 240     No. 76   Option Aircraft                    [****]       2006
 41 241     No. 77   Option Aircraft                    [****]       2007
 41 242     No  78   Option Aircraft                    [****]       2007
 41 243     No. 79   Option Aircraft                    [****]       2007
 41 244     No. 80   Option Aircraft                    [****]       2001
 69 719     No. 81   A320 Additional Option Aircraft    [****]       2007
 69 720     No. 82   A320 Additional Option Aircraft    [****]       2007
 69 721     No. 83   A320 Additional Option Aircraft    [****]       2007
 69 722     No. 84   A320 Additional Option Aircraft    [****]       2008
 69 723     No. 85   A320 Additional Option Aircraft    [****]       2008
 69 724     No. 86   A320 Additional Option Aircraft    [****]       2008
 69 725     No. 87   A320 Additional Option Aircraft    [****]       2008
 96 459     No. 88   A320 Additional Option Aircraft    [****]       2008
104 439     No. 89   Incremental A320 Option Aircraft   [****]       2008
104 440     No. 90   Incremental A320 Option Aircraft   [****]       2008
104 441     No. 91   Incremental A320 Option Aircraft   [****]       2008
104 442     No. 92   Incremental A320 Option Aircraft   [****]       2008
104 443     No. 93   Incremental A320 Option Aircraft   [****]       2008

      UNQUOTE


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                      AM No. 8-5

3.    PREDELIVERY PAYMENTS

      On signature of this Amendment, the Buyer will pay the Seller the Predelivery Payment identified as a "1st Payment" under Clause 5.2.3 of the Agreement for the New Firm A320 Aircraft bearing Rank No. 25 (in the schedule above in Paragraph 2.4). This New Firm A320 Aircraft is scheduled for delivery in a calendar quarter that begins [****] or fewer months from the date of signature of this Amendment.

4.    DEPOSIT

      On signature of this Amendment, the Buyer will pay the Seller a nonrefundable deposit of

      (i) US$ [****] (US dollars--[****]) for each of the twenty-nine (29) New Firm A320 Aircraft bearing Rank Nos. 29, 30, 32, 33 and 39 through 63 (in the schedule above in Paragraph 2.4); and

      (ii) US$ [****] (US dollars--[****]) for each of the Incremental A320 Option Aircraft bearing Rank Nos. 89 through 93 (in the schedule above in Paragraph 2.4).

5.    ADDITIONAL PURCHASE INCENTIVES

5.1 In consideration of the Buyer's order for the New Firm A320 Aircraft, in respect of each New Firm A320 Aircraft the Seller will provide the Buyer with:

      (i) An airframe credit of [****] (US dollars--[****]) (the "New Firm A320 Aircraft Airframe Credit Memorandum").

            The New Firm A320 Aircraft Airframe Credit Memorandum is quoted at January 1999 delivery conditions and is subject to escalation in accordance with the Airframe Price Revision Formula. Each New Firm A320 Aircraft Airframe Credit Memorandum will be available at delivery of the applicable Aircraft. At the Buyer's option, each New Firm A320 Aircraft Airframe Credit Memorandum will be (i) applied by the Seller against the Final Contract Price of the applicable Aircraft or (ii) applied by the Buyer against the purchase of product support related goods and services from the Seller or its Affiliates.

      (ii)  [****]


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                      AM No. 8-6

5.2 In addition, in respect of each Option Aircraft, A320 Additional Option Aircraft and Incremental A320 Option Aircraft bearing Rank Nos. 64 through 93 (in the schedule above in Paragraph 2.4) that is delivered as an A320-200 aircraft, the Seller will provide the Buyer with:

      (i)   [****]

      (ii)  [****]

5.3   Finally, the Seller will provide the Buyer with:

      (i)   [****]

      (ii)  [****]

      (iii) A credit of [****] (US dollars--[****]) [****]

      (iv)  A credit equal to [****]


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                      AM No. 8-7

            [****]

      (v)   Notwithstanding the terms of [****]

      (vi)  The Seller will discuss with the Buyer, [****]

      (vii) [****]

6.    EFFECT OF THE AMENDMENT

      The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

      Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

7.    CONFIDENTIALITY

      This Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.

8.    ASSIGNMENT

      Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 8 will be void and of no force or effect.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                      AM No. 8-8

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

                                       AVSA, S.A.R.L.


                                       By: /s/ Francois Besnier
                                           -----------------------------
                                            FRANCOIS BESNIER

                                       Its: AVSA CHIEF EXECUTIVE OFFICER
                                            ----------------------------

                                       Date: May 3, 2001
                                             ---------------------------

JETBLUE AIRWAYS CORPORATION


By: /s/ Thomas E. Anderson
    ----------------------

Its: VICE PRESIDENT
     ---------------------

Date: May 3, 2001
      --------------------


                                                                      AM No. 8-9

                                 Amendment No. 9

                         to the A320 Purchase Agreement
                           Dated as of April 20, 1999

                                     between

                                 AVSA, S.A.R.L.

                                       and

                           JetBlue Airways Corporation

This Amendment No. 9 (hereinafter referred to as the "Amendment") is entered into as of July 18, 2001, between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller"), and JetBlue Airways Corporation, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located 80-02 Kew Gardens Road, 6th Floor, Kew Gardens, New York 11415 USA (hereinafter referred to as the "Buyer").

                                   WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement, dated as of April 20, 1999, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A320-200 aircraft (the "Aircraft"), including twenty-five option aircraft (the "Option Aircraft"), which, together with all Exhibits, Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of September 30, 1999, Amendment No. 2; dated as of March 13, 2000, Amendment No. 3, dated as of March 29, 2000, Amendment No. 4, dated as of September 29, 2000, Amendment No. 5 dated as of November 7, 2000, Amendment No. 6 dated as of November 20, 2000, Amendment No. 7 dated as of January 29 2001 and Amendment No. 8 dated as of May 3, 2001, is hereinafter called the "Agreement."

WHEREAS the Buyer desires to exercise its option to firmly order an Option Aircraft


                                                                      AM No. 9-1

NOW, THEREFORE, IT IS AGREED AS FOLLOWS

1.    DEFINITIONS

1.1 Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Amendment.

2.    DELIVERY SCHEDULE

2.1 The Buyer hereby exercises its option under Paragraph 2.1 of Letter Agreement No. 4 to the Agreement to firmly order Option Aircraft No. 64 (the "New Firmly Ordered Option Aircraft"). The Buyer and the Seller agree to advance its delivery date from January 2004 to May 2002 and to renumber the Aircraft chronologically.

2.2 In accordance with Paragraph 3.1 of Letter Agreement No. 4 to the Agreement, as a consequence of the Buyer's exercising its option to firmly order one (1) Option Aircraft, the Seller offers the Buyer a delivery position for one (1) A320 Additional Option Aircraft at the original date of the Option Aircraft.

2.3 As a consequence of Paragraphs 2.1 and 2.2 above, the delivery schedule set forth in Clause 9.1.1 of the Agreement is hereby canceled and replaced by the following quoted provisions:

      QUOTE

Cac Id No.    Rank No.    Aircraft                            Delivery
----------    --------    --------                            --------

41 199        No. 1       Firm Aircraft                       [****]          2000
41 200        No. 2       Firm Aircraft                       [****]          2000
41 203        No. 3       Firm Aircraft                       [****]          2000
41 201        No. 4       Firm Aircraft                       [****]          2000
41 202        No. 5       Firm Aircraft                       [****]          2000
41 204        No. 6       Firm Aircraft                       [****]          2000
41 205        No. 7       Firm Aircraft                       [****]          2001
41 206        No. 8       Firm Aircraft                       [****]          2001
41 210        No. 9       Firm Aircraft                       [****]          2001
41 207        No. 10      Firm Aircraft                       [****]          2001
41 208        No. 11      Firm Aircraft                       [****]          2001


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                      AM No. 9-2

Cac Id No.    Rank No.    Aircraft                            Delivery
----------    --------    --------                            --------

41 209        No. 12      Firm Aircraft                       [****]          2001
41 228        No. 13      Firmly Ordered Option Aircraft      [****]          2001
41 211        No. 14      Firm Aircraft                       [****]          2002
41 212        No. 15      Firm Aircraft                       [****]          2002
41 218        No. 16      Firm Aircraft                       [****]          2002
41 224        No. 17      Firmly Ordered Option Aircraft      [****]          2002
41 227        No. 18      New Firmly Ordered Option Aircraft  [****]          2002
41 225        No. 19      Firmly Ordered Option Aircraft      [****]          2002
41 213        No. 20      Firm Aircraft                       [****]          2002
41 214        No. 21      Firm Aircraft                       [****]          2002
41 215        No. 22      Firm Aircraft                       [****]          2002
41 216        No. 23      Firm Aircraft                       [****]          2002
41 217        No. 24      Firm Aircraft                       [****]          2002
41 219        No. 25      Firm Aircraft                       [****]          2003
104 399       No. 26      New Firm A320 Aircraft              [****]          2003
41 220        No. 27      Firm Aircraft                       [****]          2003
41 221        No. 28      Firm Aircraft                       [****]          2003
41 222        No. 29      Firm Aircraft                       [****]          2003
104 400       No. 30      New Firm A320 Aircraft              [****]          2003
104 401       No. 31      New Firm A320 Aircraft              [****]          2003
41 223        No. 32      Firm Aircraft                       [****]          2003
104 402       No. 33      New Firm A320 Aircraft              [****]          2003
104 403       No. 34      New Firm A320 Aircraft              [****]          2003
41 226        No. 35      Firmly Ordered Option Aircraft      [****]          2004
41 245        No. 36      Firmly Ordered Option Aircraft      [****]          2004
41 246        No. 37      Firmly Ordered Option Aircraft      [****]          2004
41 247        No. 38      Firmly Ordered Option Aircraft      [****]          2004
41 248        No. 39      Firmly Ordered Option Aircraft      [****]          2004
104 404       No. 40      New Firm A320 Aircraft              [****]          2004
104 405       No. 41      New Firm A320 Aircraft              [****]          2004
104 406       No. 42      New Firm A320 Aircraft              [****]          2004
104 407       No. 43      New Firm A320 Aircraft              [****]          2004
104 408       No. 44      New Firm A320 Aircraft              [****]          2004
104 409       No. 45      New Firm A320 Aircraft              [****]          2005
104 410       No. 46      New Firm A320 Aircraft              [****]          2005
104 411       No. 47      New Firm A320 Aircraft              [****]          2005
104 412       No. 48      New Firm A320 Aircraft              [****]          2005
104 413       No. 49      New Firm A320 Aircraft              [****]          2005
104 414       No. 50      New Firm A320 Aircraft              [****]          2005
104 415       No. 51      New Firm A320 Aircraft              [****]          2005


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                     AM No. 9-3

Cac Id No.    Rank No.    Aircraft                            Delivery
----------    --------    --------                            --------

104 416       No. 52      New Firm A320 Aircraft              [****]             2005
104 417       No. 53      New Firm A320 Aircraft              [****]             2005
104 418       No. 54      New Firm A320 Aircraft              [****]             2005
104 419       No. 55      New Firm A320 Aircraft              [****]             2006
104 420       No. 56      New Firm A320 Aircraft              [****]             2006
104 421       No. 57      New Firm A320 Aircraft              [****]             2006
104 422       No. 58      New Firm A320 Aircraft              [****]             2006
104 423       No. 59      New Firm A320 Aircraft              [****]             2006
104 424       No. 60      New Firm A320 Aircraft              [****]             2007
104 425       No. 61      New Firm A320 Aircraft              [****]             2007
104 426       No. 62      New Firm A320 Aircraft              [****]             2007
104 427       No. 63      New Firm A320 Aircraft              [****]             2007
104 428       No. 64      New Firm A320 Aircraft              [****]             2007

TBD           No. 65      A320 Additional Option Aircraft     [****]             2004
41 229        No. 66      Option Aircraft                     [****]             2004
41 230        No. 67      Option Aircraft                     [****]             2004
41 231        No. 68      Option Aircraft                     [****]             2004
41 232        No. 69      Option Aircraft                     [****]             2005
41 233        No. 70      Option Aircraft                     [****]             2005
41 234        No. 71      Option Aircraft                     [****]             2006
41 235        No. 72      Option Aircraft                     [****]             2006
41 236        No. 73      Option Aircraft                     [****]             2006
41 237        No. 74      Option Aircraft                     [****]             2006
41 238        No. 75      Option Aircraft                     [****]             2006
41 239        No. 76      Option Aircraft                     [****]             2006
41 240        No. 77      Option Aircraft                     [****]             2006
41 241        No. 78      Option Aircraft                     [****]             2007
41 242        No. 79      Option Aircraft                     [****]             2007
41 243        No. 80      Option Aircraft                     [****]             2007
41 244        No. 81      Option Aircraft                     [****]             2007
69 719        No. 82      A320 Additional Option Aircraft     [****]             2007
69 720        No. 83      A320 Additional Option Aircraft     [****]             2007
69 721        No. 84      A320 Additional Option Aircraft     [****]             2007
69 722        No. 85      A320 Additional Option Aircraft     [****]             2008
69 723        No. 86      A320 Additional Option Aircraft     [****]             2008
69 724        No. 87      A320 Additional Option Aircraft     [****]             2008
69 725        No. 88      A320 Additional Option Aircraft     [****]             2008
96 459        No. 89      A320 Additional Option Aircraft     [****]             2008
104 439       No. 90      Incremental A320 Option Aircraft    [****]             2008


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                      AM No. 9-4

Cac Id No.    Rank No.    Aircraft                            Delivery
----------    --------    --------                            --------

104 440       No. 91      Incremental A320 Option Aircraft    [****]        2008
104 441       No. 92      Incremental A320 Option Aircraft    [****]        2008
104 442       No. 93      Incremental A320 Option Aircraft    [****]        2008
104 443       No. 94      Incremental A320 Option Aircraft    [****]        2008

      UNQUOTE

3.    PREDELIVERY PAYMENTS

      Upon signature of this Amendment, the Seller will allocate, as Predelivery Payments for the Firmly Ordered Option Aircraft, the Predelivery Payments paid by the Buyer in April 2001 for CAC Id No. 41 220 and in June 2001 for CAC Id No. 41 221. [****]

4.    DEPOSIT

      In accordance with Paragraph 3 of Letter Agreement No. 4 to the Agreement, within thirty (30) days of signature of this Amendment, the Buyer will make a nonrefundable deposit of US$ [****] (US dollars--[****]) in respect of the A320 Additional Option Aircraft. The Buyers payment of this deposit will constitute acceptance of the delivery position for this A320 Additional Option Aircraft.

5.    EFFECT OF THE AMENDMENT

      The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

      Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                      AM No. 9-5

6.    CONFIDENTIALITY

      This Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.

7.    ASSIGNMENT

      Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 7 will be void and of no force or effect.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

                                       AVSA, S.A.R.L.


                                       By: /s/ Francois Besnier
                                           -----------------------------
                                            FRANCOIS BESNIER

                                       Its: AVSA CHIEF EXECUTIVE OFFICER
                                            ----------------------------

                                       Date: July 18, 2001
                                             ---------------------------

JETBLUE AIRWAYS CORPORATION


By: /s/ Thomas E. Anderson
    ----------------------

Its: VICE PRESIDENT
     ---------------------

Date: July 18, 2001
      --------------------


                                                                      AM No. 9-6

                                                 2 ROND POINT MAURICE BELLONTE
[GRAPHIC APPEARS HERE]---------------------------31700 BLAGNAC FRANCE
AVSA
                                                TELEPHONE : +33/(0)5 61 30 40 12
                                                TELECOPY  : +33/(0)5 61 30 40 11





                                Amendment No. 10

                         to the A320 Purchase Agreement
                           Dated as of April 20, 1999

                                     between

                                 AVSA, S.A.R.L.

                                       and

                           JetBlue Airways Corporation






This Amendment No. 10 (hereinafter referred to as the "Amendment") is entered into as of November 6, 2001, between AVSA, S.A.R.L., a societe a responsabilite Iimitee organized and existing under the laws of the Republic of France, having its registered office located at 2, RondPoint Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller"), and JetBlue Airways Corporation, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located 80-02 Kew Gardens Road, 6th Floor, Kew Gardens, New York 11415 USA (hereinafter referred to as the "Buyer").

WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement, dated as of April 20, 1999, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A320-200 aircraft (the "Aircraft"), including twenty-five option aircraft (the "Option Aircraft"), which, together with all Exhibits, Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of September 30, 1999, Amendment No. 2, dated as of March 13, 2000, Amendment No. 3, dated as of March 29, 2000, Amendment No. 4, dated as of September 29, 2000, Amendment No. 5 dated as of November 7, 2000, Amendment No. 6 dated as of November 20, 2000, Amendment No. 7 dated as of January 29 2001, Amendment No. 8 dated as of May 3, 2001 and Amendment No. 9 dated as of July 18, 2001, is hereinafter called the "Purchase Agreement."

WHEREAS, the Seller and the Buyer have agreed to amend certain provisions of the Purchase Agreement.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

      1.    DEFINITIONS

      Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Purchase Agreement. The terms "herein," "hereof' and "hereunder" and words of similar import refer to this Amendment

      2.    PREDELIVERY PAYMENT [****]

2.1   [****]

2.2   [****]

2.3   [****]

2.4   [****]


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

2.5   [****]

2.6   [****]

2.7   [****]

      3.    CONDITIONS OF PREDELIVERY PAYMENT [****]

      The right granted to the Buyer in Clause 2 hereof is subject to the satisfaction by the Buyer of each of the following conditions precedent on or prior to the date of such [****] as contemplated hereby:

3.1   REPRESENTATIONS AND WARRANTIES.

      The Buyer represents as set forth in this Clause 3.1 on the date hereof and also as of each [****] of Predelivery Payments, as though such representation and warranties had been made on and as of each such date.

      3.1.1 CORPORATE POWER AND AUTHORIZATION.

            The execution, delivery and performance by the Buyer of this Amendment and the Purchase Agreement as amended hereby, (a) have been duly authorized by all requisite corporate action on the part of the Buyer; and (b) will not violate (i) any provision of law, any order of any court or other agency of government or the Certificate of Incorporation, as amended, or bylaws of the Buyer or (ii) any material indenture, agreement or other instrument to which the Buyer is a party, or by which it or any of its property is bound, or be in conflict with, result in a breach of, or constitute a default under, any such material indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or



----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

            encumbrance of any nature whatsoever, except for the "Collateral" (as defined in the Security Agreement dated as of April 20, 1999 between Seller and Buyer (formerly known as New Air Corporation) (the "Security Agreement")), or upon any of the Aircraft to be delivered under the Security Agreement. No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with any governmental body, authority, bureau or agency is required, or if required has been obtained, in connection with the execution, delivery and performance by the Buyer of this Amendment, the Purchase Agreement as amended hereby, and the Security Agreement.

      3.1.2 ASSIGNMENT OF RIGHTS,

            (a) The Buyer owns the Collateral and has not granted any lien or security interest to any third party in the Collateral

            (b) The Buyer's jurisdiction of incorporation is Delaware, and the location of the Buyer's chief executive office is Kew Gardens, New York.

      3.1.3 LITIGATION.

            Except as disclosed in publicly filed documents of the Buyer, there is no action, suit, investigation or proceeding (whether or not purportedly on behalf of the Buyer or any of its Affiliates) pending or to the knowledge of any senior officer of the Buyer threatened against or affecting the Buyer or any of its Affiliates in law or in equity or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which may be reasonably expected to result in any material adverse change in the business, operations, properties or assets or in the condition, financial or otherwise, of the Buyer. The Buyer is not in default with respect to any material mortgage, bond, indenture, loan agreement, lease, guarantee or other financial instrument. The Buyer is not in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, the penalty for violation of which would have a material adverse effect on the Buyer's business, operations, properties or assets, or on the condition, financial or otherwise, of the Buyer.

      3.1.4 CITIZENSHIP.

            The Buyer is a citizen of the United States as defined in 49 U.S.C. Section 1301(16).

      3.1.5 SECURITY AGREEMENT.

            The Security Agreement is in full force and effect and is hereby confirmed and the Secured Obligations (as such expression is defined thereunder) will include the obligations of Seller with respect to the Deferred PDPs and Deferred PDP Fees.

3.2   CONDITIONS PRECEDENT.

      3.2.1 REPRESENTATIONS AND WARRANTIES.

            The representations and warranties of the Buyer set forth in Clause
            3.1 shall be true and correct on and as of such date.

      3.2.2 NO DEFAULT.

            There shall be no default or event or circumstance which, with notice or lapse of time or both, would become a Termination Event under the Purchase Agreement or an Event of Default under the Security Agreement.


      3.2.3 AMENDMENT TO A320 PROMISSORY NOTE AGREEMENT.

            The Buyer will have executed an amendment to the A320 Promissory Note Agreement dated as of April 20, 1999.

      4.    CREDIT MEMORANDA

      The Seller and the Buyer hereby agree to modify the allocation of the Additional Purchase Incentives described in Paragraph 5 of Amendment No. 8 to the Purchase Agreement by not applying them to the Aircraft ranked 18, 26 and 30 but, instead, to apply them to the following Aircraft (as identified in Amendment No. 9 to the Purchase Agreement):


           CAC Id No.            Rank No.                      Delivery Date
           ----------            --------                      -------------

           41 208                    11                        [****] 2001
           41 209                    12                        [****] 2001
           41 228                    13                        [****] 2001


      5.    REALLOCATION OF PREDELIVERY PAYMENTS

      Notwithstanding any other provisions of this Amendment 10 or any other agreements between the Buyer and the Seller, the Seller reserves the right to reallocate, at any time, any and all cash Redelivery Payments received from the Buyer, so as to have, with respect to each Aircraft to be delivered during the following [****] months, a minimum cash predelivery payment amount equivalent to [****] ([****]%) of the Predelivery Payment Reference Price (the "[****] Percent Rule"). Should any Aircraft not comply with the [****] Percent Rule, the Seller will inform the Buyer of the situation in writing and request that the Buyer make a cash payment to bring the delinquent Aircraft in line with the [****] Percent Rule. Should the Buyer fail to make such payment within five (5) Working Days, the Seller may elect, at its sole discretion, to reschedule the Delivery Date of such Aircraft. Seller will promptly notify Buyer of any reallocation of Predelivery Payments.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

      6.    AMENDMENT TO LETTER AGREEMENT NO. [****]

      [****]


      7.    EFFECT OF THE AMENDMENT

      The Purchase Agreement (including, for the avoidance of doubt, Letter Agreement No. 5) will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

      8.    CONFIDENTIALITY

      This Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Purchase Agreement.

      9.    GOVERNING LAW

      THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      10.   ASSIGNMENT

      Notwithstanding any other provision of this Amendment or of the Purchase Agreement, this Amendment and the rights and obligations of the Buyer hereunder shall not be assigned or transferred in any manner independently of the Purchase Agreement without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Clause 9 shall be void and of no force or effect.



----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their respective officers or agents on the dates written below.

                                                      AVSA, S.A.R.L.


                                                      By: /s/ Michele LaScaux
                                                         -----------------------
                                                             Michele LASCAUX

                                                      Its: Director Contracts
                                                          ----------------------

                                                      Date: November 6, 2001
                                                           ---------------------



JETBLUE AIRWAYS CORPORATION


By: /s/ T.E. Anderson
   ----------------------

Its: Vice President
    ---------------------

Date: November 6, 2001
     --------------------


                                    EXHIBIT A

  CAC Id No.     Rank No.        Contractual Due Date       Rescheduled Due Date
  ----------     --------        --------------------       --------------------

  41 216           23               [****] 2001                [****] 2001
  41 217           24               [****] 2001                [****] 2001
  41 223           32               [****] 2001                [****] 2002
  104 402          33               [****] 2001                [****] 2002
  104 403          34               [****] 2001                [****] 2002


[****]



----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                 2 ROND POINT MAURICE BELLONTE
[GRAPHIC APPEARS HERE]---------------------------31700 BLAGNAC FRANCE
AVSA
                                                TELEPHONE : +33/(0)5 61 30 40 12
                                                TELECOPY  : +33/(0)5 61 30 40 11


                                Amendment. No. 11

                         to the A320 Purchase Agreement
                           Dated as of April 20, 1999

                                     between

                                 AVSA, S.A.R.L.

                                       and

                           JetBlue Airways Corporation

This Amendment No. 11 (hereinafter referred to as the "Amendment") is entered into as of December 31, 2001, between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, RondPoint Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller"), and JetBlue Airways Corporation, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located 80-02 Kew Gardens Road, 6th Floor, Kew Gardens, New York 11415 USA (hereinafter referred to as the "Buyer").

                                   WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement, dated as of April 20, 1999, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A320-200 aircraft (the "Aircraft"), including twenty-five option aircraft (the "Option Aircraft"), which, together with all Exhibits, Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of September 30, 1999, Amendment No. 2, dated as of March 13, 2000, Amendment No. 3, dated as of March 29, 2000, Amendment No. 4, dated as of September 29, 2000, Amendment No. 5 dated as of November 7, 2000, Amendment No. 6 dated as of November 20, 2000, Amendment No. 7 dated as of January 29 2001, Amendment No. 8 dated as of May 3, 2001, Amendment No. 9 dated as of July 13, 2001 and Amendment No. 10 dated as of November 16, 2001 is hereinafter called the "Agreement."

WHEREAS the Buyer desires to exercise its option to firmly order ten (10) option aircraft (the "Amendment No. 11 Exercised Options")


JETBLUE-A320 -AVSA                                                   AM No. 11-1


S.A.R.L. AU CAPITAL DE 235 000 000 F-R.C.S. TOULOUSE B 330 928 672-CODE APE 514S

NOW, THEREFORE IT TS AGREED AS FOLLOWS

1.    DEFINITIONS

1.1 Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Amendment.

2.    DELIVERY SCHEDULE

2.1 The Buyer hereby exercises its option under Paragraph 2.1 of Letter Agreement No. 4 to the Agreement to firmly order:

            (i) Option Aircraft Nos. 71, 72, 73, 74 and 75, and to advance their delivery date to respectively [****] 2002, [****] 2002, [****] 2003, [****] 2003 and [****] 2003;

            (ii) A320 Additional Option Aircraft No. 65 and Option Aircraft Nos. 66 and 67 with delivery months remaining the same (i.e. [****] 2004, [****] 2004 and [****] 2004);

            (iii) Option Aircraft Nos. 69 and 70 within the same delivery year
                  (i.e. in 2005).

      As a result of the option exercise and the rescheduling of Aircraft, the Buyer and the Seller agree to renumber the Aircraft chronologically.

2.2 In accordance with Paragraph 3.1 of Letter Agreement No. 4 to the Agreement, as a consequence of the BUYER'S EXERCISING ITS option to firmly order ten (10) Option Aircraft, the Seller offers the Buyer delivery positions for ten (10) A320 additional option AIRCRAFT, allocated as follows: five (5) in 2006 and five (5) in 2009 (the "Amendment No. 11 Additional Option").

2.3 The Buyer and the Seller will use best reasonable efforts to start the Ground Checks for the delivery of Aircraft; Nos. 25 and 26 (as identified in this Amendment) on [****], 2002 and [****], 2002 respectively.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


JetBlue - A320 - AVSA                                                AM No. 11-2

2.4 As a consequence of Paragraphs 2.1 and 2.2 above, the delivery schedule set forth in Clause 9.1.1 of the Agreement is hereby canceled and replaced by the following quoted provisions:


       QUOTE

CAC Id No.     Rank No.      Aircraft                                         Delivery
----------     --------      --------                                         --------

 41 199         No. 1        Firm Aircraft                               [****]          2000
 41 200         No. 2        Firm Aircraft                               [****]          2000
 41 203         No. 3        Firm Aircraft                               [****]          2000
 41 201         No. 4        Firm Aircraft                               [****]          2000
 41 202         No. 5        Firm Aircraft                               [****]          2000
 41 204         No. 6        Firm Aircraft                               [****]          2000
 41 205         No. 7        Firm Aircraft                               [****]          2001
 41 206         No. 8        Firm Aircraft                               [****]          2001
 41 210         No. 9        Firm Aircraft                               [****]          2001
 41 207         No. 10       Firm Aircraft                               [****]          2001
 41 208         No. 11       Firm Aircraft                               [****]          2001
 41 209         No. 12       Firm Aircraft                               [****]          2001
 41 228         No. 13       Firmly Ordered Option Aircraft              [****]          2001
 41 211         No. 14       Firm Aircraft                               [****]          2002
 41 212         No. 15       Firm Aircraft                               [****]          2002
 41 218         No. 16       Firm Aircraft                               [****]          2002
 41 224         No. 17       Firmly Ordered Option Aircraft              [****]          2002
 41 227         No. 18       Firmly Ordered Option Aircraft              [****]          2002
 41 225         No. 19       Firmly Ordered Option Aircraft              [****]          2002
 41 213         No. 20       Firm Aircraft                               [****]          2002
 41 214         No. 21       Firm Aircraft                               [****]          2002
 41 234         No. 22       Amendment No. 11 Exercised Option           [****]          2002
 41 215         No. 23       Firm Aircraft                               [****]          2002
 41 216         No. 24       Firm Aircraft                               [****]          2002
 41 217         No. 25       Firm Aircraft                               [****]          2002
 41 235         No. 26       Amendment No. 11 Exercised Option           [****]          2002
 41 219         No. 27       Firm Aircraft                               [****]          2003
 41 236         No. 28       Amendment No. 11 Exercised Option           [****]          2003
104 399         No. 29       New Firm A320 Aircraft                      [****]          2003
 41 237         No. 30       Amendment No. 11 Exercised Option           [****]          2003
 41 220         No. 31       Firm Aircraft                               [****]          2003
 41 221         No. 32       Firm Aircraft                               [****]          2003


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

JetBlue - A32D - AVSA                                                AM No. 11-3


CAC Id No.     Rank No.      Aircraft                                         Delivery
----------     --------      --------                                         --------

 41 238         No. 33       Amendment No. 11 Exercised Option           [****]          2003
 41 222         No. 34       Firm Aircraft                               [****]          2003
104 400         No. 35       New Firm A320 Aircraft                      [****]          2003
104 401         No. 36       New Firm A320 Aircraft                      [****]          2003
 41 223         No. 37       Firm Aircraft                               [****]          2003
104 402         No. 38       New Firm A320 Aircraft                      [****]          2003
104 403         No. 39       New Firm A320 Aircraft                      [****]          2003
 41 226         No. 40       Firmly Ordered Option Aircraft              [****]          2004
111 579         No. 41       Amendment No. 11 Exercised Option           [****]          2004
 41 245         No. 42       Firmly Ordered Option Aircraft              [****]          2004
 41 246         No. 43       Firmly Ordered Option Aircraft              [****]          2004
 41 229         No. 44       Amendment No. 11 Exercised Option           [****]          2004
 41 247         No. 45       Firmly Ordered Option Aircraft              [****]          2004
 41 248         No. 46       Firmly Ordered Option Aircraft              [****]          2004
104 404         No. 47       New Firm A320 Aircraft                      [****]          2004
104 405         No. 48       New Firm A320 Aircraft                      [****]          2004
 41 230         No. 49       Amendment No. 11 Exercised Option           [****]          2004
104 406         No. 50       New Firm A320 Aircraft                      [****]          2004
104 407         No. 51       New Firm A320 Aircraft                      [****]          2004
104 408         No. 52       New Firm A320 Aircraft                      [****]          2004
104 409         No. 53       Nee Firm A320 Aircraft                      [****]          2005
 41 232         No. 54       Amendment No. 11 Exercised Option           [****]          2005
104 410         No. 55       New Firm A320 Aircraft                      [****]          2005
104 411         No. 56       New Firm A320 Aircraft                      [****]          2005
 41 233         No. 57       Amendment No. 11 Exercised Option           [****]          2005
104 412         No. 58       New Firm A320 Aircraft                      [****]          2005
104 413         No. 59       New Firm A320 Aircraft                      [****]          2005
104 414         No. 60       New Firm A320 Aircraft                      [****]          2005
104 415         No. 61       New Firm A320 Aircraft                      [****]          2005
104 416         No. 62       New Firm A320 Aircraft                      [****]          2005
104 417         No. 63       New Firm A320 Aircraft                      [****]          2005
104 418         No. 64       New Firm A320 Aircraft                      [****]          2005
104 419         No. 65       New Firm A320 Aircraft                      [****]          2006
104 420         No. 66       New Firm A320 Aircraft                      [****]          2006
104 421         No. 67       New Firm A320 Aircraft                      [****]          2006
104 422         No. 68       New Firm A320 Aircraft                      [****]          2006
104 423         No. 69       New Firm A320 Aircraft                      [****]          2006
104 424         No. 70       New Firm A320 Aircraft                      [****]          2007
104 425         No. 71       New Firm A320 Aircraft                      [****]          2007
104 426         No. 72       New Firm A320 Aircraft                      [****]          2007


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

JetBlue - A320 - AVSA                                                AM No. 11-4


CAC Id No.     Rank No.      Aircraft                                         Delivery
----------     --------      --------                                         --------

 104 427        No. 73       New Firm A320 Aircraft                      [****]          2007
 104 428        No. 74       New Firm A320 Aircraft                      [****]          2007

 41231          No. 75       Option Aircraft                             [****]          2004
 tbd            No. 76       Amendment No. 11 Additional Option          [****]          2006
 tbd            No. 77       Amendment No. 11 Additional Option          [****]          2006
 tbd            No. 78       Amendment No. 11 Additional Option          [****]          2006
 tbd            No. 79       Amendment No. 11 Additional Option          [****]          2006
 tbd            No. 80       Amendment No. 11 Additional Option          [****]          2006
 41 239         No. 81       Option Aircraft                             [****]          2006
 41 240         No. 82       Option Aircraft                             [****]          2006
 41 241         No. 83       Option Aircraft                             [****]          2007
 41 242         No. 84       Option Aircraft                             [****]          2007
 41 243         No. 35       Option Aircraft                             [****]          2007
 41 244         No. 86       Option Aircraft                             [****]          2007
 69 719         No. 87       A32U Additional Option Aircraft             [****]          2007
 69 720         No. 88       A320 Additional Option Aircraft             [****]          2007
 69 721         No. 89       A320 Additional Option Aircraft             [****]          2007
 69 722         No. 90       A320 Additional Option Aircraft             [****]          2008
 69 723         No. 91       A320 Additional Option Aircraft             [****]          2008
 69 724         No. 92       A320 Additional Option Aircraft             [****]          2008
 69 725         No. 93       A320 Additional Option Aircraft             [****]          2008
 96 459         No. 94       A320 Additional Option Aircraft             [****]          2008
104 439         No. 95       Incremental A320 Option Aircraft            [****]          2008
104 440         No. 96       Incremental A320 Option Aircraft            [****]          2008
104 441         No. 97       Incremental A320 Option Aircraft            [****]          2003
104 442         No. 93       Incremental A320 Option Aircraft            [****]          2008
104 143         No. 99       Incremental A320 Option Aircraft            [****]          2003
 tbd            No. 100      Amendment No. 11 Additional Option          [****]          2009
 tbd            No. 101      Amendment No. 11 Additional Option          [****]          2009
 tbd            No. 102      Amendment No. 11 Additional Option          [****]          2009
 tbd            No. 103      Amendment No. 11 Additional Option          [****]          2009
 tbd            No. 104      Amendment No. 11 Additional Option          [****]          2009

             UNQUOTE


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

JetBlue - A320 - AVSA                                                AM No. 11-5

3.    PREDELIVERY PAYMENTS

      The Seller agrees that:

3.1 with respect to Amendment No. 11 Exercised Option CaC Id No. 41 234 and 41 235 due for delivery respectively in [****] 2002 and in [****]
      2002, already paid Predelivery Payments [****]

      [****]

3.2 With respect to Amendment No. 11 Exercised Option to be delivered in 2003 (CaC Id No. 41236, 41 237 and 41 238), the Predelivery. Payments schedule as set forth in the Agreement will apply. Consequently, upon execution hereof, an amount of USD [****] will be due by the Buyer to the Seller.

3.3 With respect to Amendment No. 11 Exercised Option to be delivered in 2004 (Cac Id No. 111 579 41 229 and 41 230) and 2005 (Cac. Id No. 41 232 and
      41 233), the first Predelivery Payment (i.e. [****]% of the Predelivery Payment Reference Price) [****] and the remaining [****]% Predelivery Payments will be as set forth in the Agreement.

3.4 In addition to the above and in accordance with the attached Predelivery Payments Schedule, upon signature of the Amendment the Buyer will notify to the Seller in writing of his choice to [****]


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

JetBlue - A320 - AVSA                                                AM No. 11-6

4.    DEPOSIT

      In accordance with Paragraph 3 of Letter Agreement No. 4 to the Agreement, within thirty (30) days of signature of this Amendment, the Buyer will make a nonrefundable deposit of US$ [****] (US dollars-[****] in respect of each of the ten (10) Amendment No. 11 Additional Options. The Buyer's payment of this deposit WILL constitute acceptance of the delivery years for these A320 additional option aircraft.

5.    PURCHASE INCENTIVES

      In consideration of the Buyer's exercise of ten (10) option aircraft, the Seller hereby agrees to provide the Buyer with a USD [****] (United States Dollars [****]) Credit Memorandum at delivery conditions prevailing in January 1999. [****]



                      CAC Id No.                              Delivery Date
                      ----------                              -------------

                      41 218                                  [****] 2002
                      41 224                                  [****] 2002
                      41 225                                  [****] 2002
                      41 213                                  [****] 2002
                      41 214                                  [****] 2002
                      41 215                                  [****] 2002
                      41 216                                  [****] 2002
                      41 217                                  [****] 2002

6.    OTHER MATTERS

6.1 It is hereby agreed that the Seller Will make available to the Buyer free of charge, for each Aircraft delivery, up to four (4) rental cars.

6.2   [****]

6.3 In order to address the specification and vendor requirements already outlined by the Buyer regarding the enlarged overhead stowage bins for the Aircraft, the Seller will


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

JetBlue - A320 - AVSA                                                AM No. 11-7
      proactively explore with the Buyer all ways in which a mutually beneficial solution can be achieved,

6.4   [****]

7.    EFFECT OF THE AMENDMENT

      The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

      Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this. Amendment will govern.

      This Amendment will become effective upon execution thereof and receipt by the Seller of the Predelivery Payments referred to in Paragraph 3 above.

8.    CONFIDENTIALITY

      Thus Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.

9.    ASSIGNMENT

      Notwithstanding any other provision of this Amendment or of the Agreement; this Amendment will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 9 will be void and of no force or effect.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

JetBlue - A320 - AVSA                                                AM No. 11-8

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers ox agents on the dates written below.

                                              AVSA, S.A.R.L.


                                              By: /s/ Francois Besnier
                                                 ----------------------
                                                  FRANCOIS BESNIER

                                              Its: AVSA CHIEF EXECUTIVE OFFICER
                                                  ------------------------------

                                              Date: January 9, 2002
                                                   -----------------------------



JETBLUE AIRWAYS CORPORATION


By: /s/ T.E. Anderson
   --------------------------

Its: Vice President
    -------------------------

Date: January 9, 2002
     ------------------------






JetBlue - A320 - AVSA                                                AM No. 11-9

                                  LETTER AGREEMENT NO. 1

                                                     As of April 20, 1999

New Air Corporation
6322 South 3000 East
Suite L-20l
Salt Lake City, UT 84121

Re: SPARE PARTS

Dear Ladies and Gentlemen:

      New Air Corporation (the "Buyer") and AVSA, S.A.R.L, (the "Seller"), have entered into an Airbus A320 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

      Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.


                                                                           LA1-1

CONTENTS

CLAUSES

1 -         GENERAL

2 -         INITIAL PROVISIONING

3 -         STORES

4 -         DELIVERY

5 -         PRICE

6 -         PAYMENT PROCEDURES AND CONDITIONS

7 -         TITLE

8 -         PACKAGING

9 -         DATA RETRIEVAL

10 -        BUY-BACK

11 -        WARRANTIES

12 -        LEASING

13 -        TERMINATION

14 -        ASSIGNMENT


                                                                           LA1-2

1.    GENERAL

1.1   MATERIAL

      This Letter Agreement covers the terms and conditions for the services offered by the Seller to the Buyer ("Material Support") in respect of Aircraft spare parts itemized below in Paragraphs 1.1(a) through 1.1(f) ("Material") and is intended by the parties to be and will constitute an agreement of conditional sale of all Material furnished to the Buyer by the Seller pursuant hereto, except as to Material leased to the Buyer pursuant to Clause 12 of this Letter Agreement.

      The Material will comprise:

      (a) Seller Parts (industrial proprietary components, equipment, accessories or parts of the Manufacturer manufactured to the detailed design of the Manufacturer or a subcontractor of it and bearing official part numbers of the Manufacturer or material for which the Seller has exclusive sales rights in the United States).

      (b)   Supplier Parts classified as rotable line replacement units.

      (e)   Supplier Parts classified as expendable line maintenance parts.

      (d)   Ground support equipment (GSE) and special-to-type tools.

      (e)   Hardware and standard material.

      (f)   Consumables and raw material as a package.

      It is expressly understood that Seller Parts will not include parts manufactured pursuant to a parts manufacturing authority.

      Material covered under Paragraphs 1.1(e) and 1.1(f) are available only as a package when supplied as part of the initial provisioning of Material.

1.2   SCOPE OF MATERIAL SUPPORT

1.2.1 The Material Support to be provided by the Seller under the conditions hereunder covers the following:

      (a) all Material purchased by the Buyer from the Seller during the Initial Provisioning Period (defined below in Paragraph 2) (the "Initial Provisioning") and all items in Paragraphs 1.1(a) through 1.1(d) for purchases additional to the Initial Provisioning, and


                                                                           LA1-3

      (b) the Seller's leasing of Seller Parts to the Buyer for the Buyer's use on its Aircraft in commercial air transport service as set forth in Paragraph 12 of this Letter Agreement.

1.2.2 Propulsion Systems, including associated parts and spare parts therefore, are not covered under this Letter Agreement and will be subject to direct negotiations between the Buyer and the relevant Propulsion Systems manufacturer(s).

1.2.3 During a period commencing on the date hereof and continuing as long as at least five (5) aircraft of the type of the Aircraft are operated by airlines in commercial air transport service (the "Term"), the Seller will maintain or cause to be maintained such stock of Seller Parts as the Seller deems reasonable and will furnish at reasonable prices Seller Parts adequate to meet the Buyer's needs for repairs and replacements on the Aircraft. Such Seller Parts will be sold and delivered in accordance with Paragraphs 4 and 5 of this Letter Agreement, upon receipt of the Buyer's orders.

      The Seller will use its reasonable efforts to obtain a similar service from all Suppliers of parts that are originally installed on the Aircraft and not manufactured by the Seller.

1.3   Purchase Source of Material

      The Buyer agrees to purchase from the Seller's designee ASCO the Seller Parts required for the Buyer's own needs during the Term, provided that this Paragraph 1.3 will not in any way prevent the Buyer from resorting to the stocks of Seller Parts of other airlines operating aircraft of the type of the Aircraft or from purchasing items equivalent to Seller Parts from said airlines, distributors or dealers, on the condition that said Seller Parts have been designed and manufactured by, or obtained from, the Seller, and provided also that this Paragraph 1.3 will not prevent the Buyer from exercising its rights under Paragraph 1.4 of this Letter Agreement.

1.4   Manufacture of Material by the Buyer

1.4.1 The provisions of Paragraph 1.3 of this Letter Agreement notwithstanding, the Buyer may manufacture or have manufactured for its own use or may purchase from any other source whatsoever Seller Parts in the following cases:

      (a) after expiration of the Term, if at such time the Seller is out of stock of a required Seller Part;


                                                                           LA1-4

      (b) at any time, to the extent Seller Parts are needed to effect AOG repairs on any Aircraft delivered under the Agreement and are not available from the Seller within a lead time shorter than or equal to the time in which the Buyer can provide said Seller Parts, provided the Buyer will sell or lease such Seller Parts only if they are assembled in an Aircraft that is sold or leased;

      (c) in the event that the Seller fails to fulfill its obligations with respect to any Seller Parts pursuant to Paragraph 1.2 above within a reasonable period after written notice thereof from the Buyer; and

      (d) when, with respect to certain Seller Parts, the Seller has granted, under the Illustrated Parts Catalog supplied in accordance with this Letter Agreement, the right of local manufacture of Seller Parts.

1.4.2 The rights granted to the Buyer in Paragraph 1.4.1 will not in any way be construed as a license, nor will they in any way obligate the Buyer to pay any license fee, royalty or obligation whatsoever, nor will they in any way be construed to affect the rights of third parties.

1.4.3 The Seller will provide the Buyer with all technical data reasonably necessary to manufacture Seller Parts, in the event the Buyer is entitled to do so pursuant to Paragraph 1.4.1 of this Letter Agreement. The proprietary rights to such technical data will be subject to the terms of Clause 14.10.1 of the Agreement.

1.5   SPARE PARTS FIELD REPRESENTATIVE

      The Seller hereby agrees to provide free of charge one (1) spare parts field representative for up to [****] months, to assist with the initial provisioning of Material.

1.6   LANGUAGE

1.6.1 Words and expressions used in this Letter Agreement will have the same meanings as they do in the rest of the Agreement, unless otherwise stated in this Letter Agreement.

1.6.2 Technical and trade items used but not defined herein or in the Agreement will be defined as generally accepted in the aircraft manufacturing industry.

2.    INITIAL PROVISIONING

      The period up to and expiring on the ninetieth (90th) day after delivery of the last Aircraft will hereinafter be referred to as the Initial Provisioning Period.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA1-5

2.       SELLER-SUPPLIED DATA

         The Seller will prepare and supply to the Buyer the following documents:

2.1.1    INITIAL PROVISIONING DATA

         The Seller will provide the Buyer initial provisioning data provided for in Chapter 2B of ATA 200 Revision 23 ("Initial Provisioning Data") in a form, format and within a time period to be mutually agreed upon.

         A free of charge revision service will be effected every ninety (90) days, up to the end of the Initial Provisioning Period, or until the configuration of the Buyer's delivered Aircraft is included.

         In any event, the Seller will ensure that Initial Provisioning Data are released to the Buyer in time to allow the necessary evaluation time by the Buyer and the on-time delivery of ordered Material.

2.1.2    SUPPLEMENTARY DATA

         The Seller will provide the Buyer with Local Manufacture Tables (X-File), as part of the Illustrated Parts Catalog (Additional Cross-Reference Tables), which will be a part of the Initial Provisioning Data Package.

2.1.3    INITIAL PROVISIONING DATA FOR EXERCISED OPTIONS

2.1.3.1 All Option Aircraft converted to a firm order, pursuant to the terms and conditions of Letter Agreement No. 4 to the Agreement, will be included in the revision to the provisioning data that is issued after option exercise, if such revision is not scheduled to be issued within four (4) weeks from the date of option exercise. If the option exercise date does not allow the Seller four (4) weeks' preparation time, the Aircraft concerned will be included in the next scheduled revision.

2.1.3.2 The Seller will, from the date of option exercise until three (3) months after delivery of each Aircraft, submit to the Buyer details of particular Supplier components being installed on each Aircraft and will recommend the quantity to order. A list of such Supplier components will be supplied at the time of the provisioning data revision as specified above.

2.1.3.3 The Seller will deliver to the Buyer T-files for particular Supplier components, as applicable, in time to allow the Buyer's planning of repair and overhaul tasks.


                                                                           LA1-6

2.1.3.4 At delivery of each Option Aircraft converted to a firm order, the data with respect to Material will at least cover such Aircraft's technical configuration as known six (6) months before Aircraft delivery and will be updated to reflect the final build status of such Aircraft. Such update will be included in the data revisions issued three (3) months after delivery of such Aircraft.

2.2      SUPPLIER-SUPPLIED DATA

2.2.1    GENERAL

         Suppliers will prepare and issue T-files in the English language for those Supplier components for which the Buyer has elected to receive data.

         Said data (initial issue and revisions) will be transmitted to the Buyer through the Seller. The Seller will review the compliance of such data with relevant ATA requirements, but will not be responsible for the substance of such data. The Seller will use its best efforts to ensure that such data will be adequate to enable the Buyer to undertake in-house repair and/or overhaul of such components.

         In any event, the Seller will exert its reasonable efforts to supply Initial Provisioning Data to the Buyer in time to allow the necessary evaluations by the Buyer and on-time deliveries.

2.2.2    INITIAL PROVISIONING DMA

         Initial Provisioning Data for Supplier products provided for in Chapter 2B of ATA 200 Revision 23 will be furnished as mutually agreed upon during a Preprovisioning Meeting (defined below), with free of charge revision service assured up to the end of the Initial Provisioning Period, or until it reflects the configuration of the delivered Aircraft.

2.3      PREPROVISIONING MEETING

2.3.1 The Seller will organize a meeting (i) at its Material Support Center in Hamburg, Germany ("MSC"), (ii) at ASCO or (iii) at a place to be mutually agreed, in order to formulate an acceptable schedule and working procedure to accomplish the Initial Provisioning of Material
        (the "Preprovisioning Meeting").

2.3.2    The date of the Preprovisioning Meeting will be mutually agreed upon.


                                                                           LA1-7

2.4   INITIAL PROVISIONING TRAINING

      The Seller will furnish, at the Buyers request and at no charge, training courses related to the Seller's provisioning documents, purchase order administration and handling at ASCO and MSC.

2.5   INITIAL PROVISIONING CONFERENCE

      The Seller will organize an Initial Provisioning conference at MSC or ASCO that will include Supplier participation, as agreed upon during the Preprovisioning Meeting (the "Initial Provisioning Conference"). Such conference will take place as mutually agreed and practicable.

2.6   INITIAL PROVISIONING DATA COMPLIANCE

2.6.1 Initial Provisioning Data generated by the Seller and supplied to the Buyer will comply with the latest configuration of the Aircraft to which such data relate, as known three (3) months before the data are issued. Said data will enable the Buyer to order Material conforming to its Aircraft as required for maintenance and overhaul.

      This provision will not cover parts embodying those Buyer modifications that are unknown to the Seller, and parts embodying modifications neither agreed to nor designed by the Seller.

2.6.2 During the Initial Provisioning Period, Material will conform with the latest configuration standard of the affected Aircraft and with the Initial Provisioning Data transmitted by the Seller. Should the Seller default in this obligation, it will immediately replace such parts and/or authorize return shipment at no transportation cost to the Buyer. The Buyer will make reasonable efforts to minimize such cost, in particular by using its own airfreight system for transportation at no charge to the Seller. The Seller, in addition, will use its reasonable efforts to cause Suppliers to provide a similar service for their items.

2.7   DELIVERY OF INITIAL PROVISIONING MATERIAL

2.7.1 To support the operation of the Aircraft, the Seller will use its reasonable efforts to deliver Initial Provisioning Material in Paragraph 1.1(a) of this Letter Agreement against the Buyer's orders from the Seller and according to the following schedule, provided the orders are received by the Seller in accordance with published lead time:

      Each block of Aircraft referred to in the schedule below will be defined as five (5) Aircraft to be delivered in sequence.


                                                                           LA1-8

      (a) At least fifty percent (50%) of the ordered quantity of each Line Replacement or Line Maintenance item three (3) months before delivery of the first Aircraft of each block of Aircraft for which the Buyer has placed Initial Provisioning orders for Material defined above in Paragraph 1.1(a).

      (b) At least seventy-five percent (75%) of the ordered quantity of each Line Replacement or Line Maintenance item one (1) month (for items identified as line station items, two (2) months) before delivery of the first Aircraft of each block of Aircraft for which the Buyer has placed Initial Provisioning orders for Material defined above in Paragraph 1.1(a).

      (c) Fifty percent (50%) of the ordered quantity of each item except as specified in Paragraphs 2.7.1 (a) and 2.7.1 (b) above at delivery of the first Aircraft of each block of Aircraft for which the Buyer has placed Initial Provisioning orders for Material defined above in Paragraph 1.1(a).

      (d) One hundred percent (100%) of the ordered quantity of each item, including line station items, three (3) months after delivery of the first Aircraft of each block of Aircraft for which the Buyer has placed Initial Provisioning orders for Material, as defined above in Paragraph 1.1(a). If said one hundred percent (100%) cannot be accomplished, the Seller will endeavor to have such items available at its facilities for immediate supply, in case of an AOG.

2.7.2 In the event that less than eighty-five percent (85%) of the Buyer's orders of Initial Provisioning Material defined above in Paragraph 1.1(a), supporting each block of Aircraft (the "IP Block"), is delivered by the Seller to the Buyer in accordance with the provisions set forth above in Paragraph 2.7.1(d) for reasons other than Excusable Delay as defined in Clause 10 of the Agreement, then the Seller will provide the Buyer with a credit equal to (i) eighty-five percent (85%) minus the actual percentage of the IP Block delivered, up to a maximum of ten percent (10%), multiplied by (ii) the aggregate value of the undelivered portion of the IP Block ordered by the Buyer from the Seller in accordance with all published lead times.

      Such credit will be made available by the Seller to the Buyer upon mutual agreement of the computation.

2.7.3 The Buyer may, subject to the Seller's agreement, cancel or modify Initial Provisioning orders placed with the Seller with no cancellation charge as follows:

      (a) "Long Lead-Time Material" (lead time exceeding twelve (12) months) not later than six (6) months before scheduled delivery of said Material,


                                                                           LA1-9

            (b) normal lead time Material not later than three (3) months before scheduled delivery of said Material,

            (c) Buyer-specific Material and Material in Paragraphs 1.1(b) through 1.1(f) no later than the quoted lead time before scheduled delivery of said Material.

2.7.4 Should the Buyer cancel or modify any orders for Material outside the time limits defined above in Paragraph 2.7.3, the Seller will have no liability for the cancellation or modification, and the Buyer will reimburse the Seller for any direct cost incurred in connection therewith.

3.          STORES

3.1         ASCO SPARES CENTER

            The Seller has established and will maintain or cause to be maintained, as long as at least five (5) aircraft of the type of the Aircraft are operated by US airlines in commercial air transport service (the "US Term"), a US store adjacent to Dulles International Airport, known as the ASCO Spares Center, located in Ashburn, Virginia ("ASCO Spares Center"). The ASCO Spares Center will be operated twenty-four (24) hours/day, seven (7) days/week, all year for the handling of AOG and critical orders for Seller Parts.

3.2         MATERIAL SUPPORT CENTER, GERMANY

            The Manufacturer has set up and will maintain or cause to be maintained during the Term a store of Seller Parts at MSC. MSC will be operated twenty-four (24) hours/day, seven (7) days/week, all year.

3.3         OTHER POINTS OF SHIPMENT

            The Seller reserves the right to effect deliveries from distribution centers other than the ASCO Spares Center or MSC and from any of the production facilities of the Associated Contractors.

4.          DELIVERY

4.1         GENERAL

            The Buyer's purchase orders will be administered in accordance with ATA Specification 2000.


                                                                         LA1-10

      The provisions of this Paragraph 4 do not apply to Initial Provisioning Data and Material.

4.2   LEAD TIMES

4.2.1 In general, the lead times are (and, unless otherwise agreed, will at all times be) in accordance with the definition in the "World Airline and Suppliers Guide" (latest edition).

4.2.2 Material will be dispatched within the lead times quoted in the published Seller's price catalog for Material described in Paragraph 1.1(a), and within the Supplier's or supplier's lead time augmented by the Seller's own order and delivery processing time (such in-house processing time not to exceed fifteen (15) days) for Material described in Paragraphs 1.1(b) through 1.l(d).

4.2.3 Expedite Service

      The Seller operates a twenty-four (24) hour-a-day, seven (7) day-a-week expedite service to supply the relevant Seller Parts available in the Seller's stock, workshops and assembly line, including high-cost long-lead-time items, to the international airport nearest the location of such items (the "Expedite Service").

      The Expedite Service is operated in accordance with the "World Airline and Suppliers Guide." Accordingly, the Seller will notify the Buyer of the action taken to effect the Expedite Service as follows:

      (a)   four (4) hours after receipt of an AOG order,

      (b) twenty-four (24) hours after receipt of a critical order (imminent AOG or work stoppage),

      (e)   seven (7) days after receipt of an expedite order from the Buyer.

      The Seller and its subcontractors will deliver Seller Parts requested on expedite basis against normal orders previously placed by the Buyer or upon requests by telephone or telex by the Buyer's representatives, such requests to be confirmed by the Buyer's subsequent order for such Seller Parts within a reasonable time.

4.3   DELIVERY STATUS

      The Seller agrees to report to the Buyer the status of supplies against orders on a monthly basis or on a mutually agreed timeframe.


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

4.4   EXCUSABLE DELAY

      Clause 10.1 of the Agreement will apply to this Letter Agreement.

4.5   SHORTAGES, OVERSHIPMENTS, NONCONFORMANCE IN ORDERS

4.5.1 Within thirty (30) days after receipt of Material delivered pursuant to a purchase order, the Buyer will advise the Seller of any alleged shortages or overshipments with respect to such order and of all nonconformance to specification of parts in such order inspected by the Buyer.

      In the event that the Buyer has not reported such alleged shortages, overshipments or nonconformance within the above defined period, the Buyer will be deemed to have accepted the deliveries.

4.5.2 In the event that the Buyer reports overshipments or nonconformance to the specifications within the period defined above in Paragraph 4.5.1, then, if the Seller accepts such reports, the Seller will either replace the Material concerned or credit the Buyer for Material returned. In such case, transportation charges will be borne by the Seller.

      The Buyer will endeavor to minimize such costs, particularly by using its own airfreight system for transportation at no charge to the Seller.

4.6   CESSATION OF DELIVERIES

      The Seller reserves the right to stop or otherwise suspend deliveries if the Buyer fails to meet its obligations under Paragraphs 6 and 7 of this Letter Agreement.

5.    PRICE

5.1   The Material Prices will be:

5.1.1 FCA the ASCO Spares Center for deliveries from the ASCO Spares Center.

5.1.2 FCA any place specified by the Seller for deliveries from other Seller or Supplier facilities.

5.2   VALIDITY OF PRICES

5.2.1 The prices are the Seller's published prices in effect on the date of receipt of the order (subject to reasonable quantities and delivery time) and will be exclusively expressed in US dollars. Payment will be made by the Buyer to the Seller in US dollars as set forth below in Paragraph 6.1.


                                                                          LA1-12

5.2.2 Prices of Seller Parts will be in accordance with the then current Seller's Spare Parts Price List. Prices will be firm for each calendar year. The Seller, however, reserves the right to revise the prices of Seller Parts during the course of the calendar year in the following cases:

      (i)   significant revision in manufacturing costs,

      (ii) a significant revision in Manufacturer's purchase price of materials (including significant variation of exchange rates),

      (iii) significant error in estimation of expression of any price.

5.2.3 Prices of Material as defined above in Paragraphs 1.1(b) through 1.1(d) will be the valid list prices of the Supplier or supplier augmented by the Seller's handling charge. The percentage of the handling charge will vary with the Material's value and will be determined item by item.

5.2.4 The Seller warrants that, should the Buyer purchase from the Seller one hundred percent (100%) of the recommended Initial Provisioning of Material defined above in Paragraphs 1.1(b) through 1.1(d), the average handling charge on the total package will not exceed fifteen percent (15%). This average handling charge will be increased to eighteen percent (18%) in the event that all orders have not been placed nine (9) months prior to delivery of the first Aircraft.

5.2.5 Prices of Material as defined above in Paragraphs 1.1(e) and 1.1(f) will be the Seller's purchase prices augmented by a variable percentage of handling charge.

6.    PAYMENT PROCEDURES AND CONDITIONS

6.1   MEANS OF PAYMENT

      Payment will be made in immediately available funds in US dollars.

6.2   TIME OF PAYMENT

      Payment will be made by the Buyer to the Seller within thirty (30) days from the date of invoice.


                                                                          LA1-13

6.3   BANK ACCOUNTS

      The Buyer will make all payments hereunder in full without setoff, counterclaim, deduction or withholding of any kind to the accounts listed below, unless otherwise directed by the Seller:

      (a)   For wire transfer, in favor of Airbus Service Company:

            [****]

      (h)   For direct deposit (lockbox), in favor of Airbus Service Company:

            [****]

6.4   TAXES

      All payments due the Seller hereunder will be made in full without setoff or counterclaim and without deduction or withholding of any kind. Consequently, the Buyer will assure that the sums received by the Seller under this Letter Agreement will be equal to the full amounts expressed to be due the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer will pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding will equal the amounts that would have been received in the absence of such deduction or withholding.

6.5 If any payment due the Seller is not received in accordance with the time period provided above in Paragraph 6.2, the Seller will have the right to claim from the Buyer and the Buyer will promptly pay to the Seller interest on the unpaid amount at a rate equal to one and one-half percent (1.5%) per month to be calculated from (and including) the due date to (but excluding) the date payment is received by the Seller. The Seller's claim to such interest will not prejudice any other rights the Seller may have under this Letter Agreement.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                          LA1-14

6.6   CREDIT ASSURANCE

      The Seller and the Buyer agree that the Seller has the right to request and the Buyer will upon such request provide the Seller with sufficient financial means in due time in order to assure the Seller of full payment of the Buyer's current and/or expected payment obligations.

6.6.1 The Seller's right to request credit assurance from the Buyer will be limited to the following case:

      (i) The Seller has received purchase orders from the Buyer for Initial Provisioning Material, and

      (ii) the Seller has received purchase and/or service orders exceeding the Buyer's average two (2) month's turnover with the Seller, and

      (iii) the Buyer is indebted to the Seller for overdue invoices.

6.6.2 The Seller will accept any one of the following financial means as credit assurance:

      (i) Irrevocable and confirmed letter of credit, raised by banks of international standing and reputation. The conditions of such letter of credit will be pertinent to Aircraft support activities and will be set forth by the Seller.

      (ii) Bank guarantee raised by banks of international standing and reputation. The conditions of such bank guarantee will be mutually agreed upon prior to acceptance by the Seller.

      (iii) Stand-by letter of credit raised by banks of international standing and reputation. The conditions of such letter of credit will be mutually agreed upon prior to acceptance by the Seller.

7.    TITLE

      Title to any Material purchased under this Letter Agreement will remain with the Seller until full payment of the invoices and any interest thereon has been received by the Seller.

      The Buyer will undertake that Material to which title has not passed to the Buyer will be kept free from any debenture, mortgage or any similar charge or claim in favor of any third party.


                                                                          LA1-15

8.      PACKAGING

        All material will be packaged in accordance with ATA 300 specification, Category III for consumable/expendable Material and Category II for rotables. Category I containers will be used if requested by the Buyer and the difference between Category I and Category II packaging costs will be paid by the Buyer together with payment for the respective Material.

9.      DATA RETRIEVAL

        The Buyer undertakes to provide periodically to the Seller, as the Seller may reasonably request, during the Term, a quantitative list of the parts used for maintenance and overhaul of the Aircraft. The range and contents of this list will be established by mutual agreement between the Seller and the Buyer.

10.     BUY-BACK

10.1    BUY-BACK OF OBSOLETE MATERIAL

        The Seller agrees to buy back unused Seller Parts that may become obsolete before delivery of the first Aircraft to the Buyer as a result of mandatory modifications required by the Buyer's or Seller's airworthiness authorities, subject to the following:

        (a) the Seller Parts involved will be those which the Seller directs the Buyer to scrap or dispose of and which cannot be reworked or repaired to satisfy the revised standard;

        (b) the Seller will grant the Buyer a credit equal to the purchase price paid by the Buyer for any such obsolete parts, such credit being limited to quantities ordered in the Initial Provisioning recommendation;

        (c) the Seller will use its reasonable efforts to obtain for the Buyer the same protection from Suppliers.

10.2    BUY-BACK OF SURPLUS MATERIAL

10.2.1  The Seller agrees that at any time after one (1) year and within three
        (3) years after delivery of the first Aircraft to the Buyer, the Buyer will have the right to return to the Seller, at a credit of one hundred percent (100%) of the original purchase price paid by the Buyer, unused and undamaged Material set forth above in Paragraphs 1.1(a) and 1.1(b) originally purchased from the Seller under the terms hereof, provided
        (i) that the selected protection level does not exceed ninety-six percent


                                                                          LA1-16

        (96%) with a turnaround time of forty-five (45) days, (ii) that said Material does not exceed the provisioning quantities recommended by the Seller in the Initial Provisioning recommendations, does not have a limited shelf life nor contain any shelf-life limited components with less than ninety percent (90%) of their shelf life remaining when returned to the Seller, and (iii) that the Material is returned with the Seller's original documentation and any such documentation (including tags, certificates) required to identify, substantiate the condition of and enable the resale of such Material.

10.2.2 The Seller's agreement in writing is necessary before any Material in excess of the Seller's recommendation may be considered for buy-back.

10.2.3 It is expressly understood and agreed that the rights granted to the Buyer under this Paragraph 10.2 will not apply to Material that may become obsolete at any time or for any reason other than as set forth in Paragraph 10.1 above.

10.2.4 Further, it is expressly understood and agreed that all credits referred to above in Paragraph 10.1(b) will be provided by the Seller to the Buyer exclusively by means of credit notes to be entered into the Buyer's account with the Seller for Material.

10.3 All transportation costs for the return of obsolete and surplus Material under this Paragraph 10, including any applicable insurance and customs duties or other related expenditures, will be borne by the Buyer.

10.4 The Seller's obligation to repurchase surplus and obsolete Material depends upon the Buyer's demonstration, by the Buyer's compliance with the requirements set forth in Paragraph 9 of this Letter Agreement, that such Material does not exceed the Initial Provisioning requirements. Failure by the Buyer, after due notice from the Seller, to periodically submit such data within the period specified above in Paragraph 10.1 for the buy-back of surplus Material will discharge the Seller forthwith from all obligations under this Paragraph 10.

11.     WARRANTIES

        The Seller has negotiated and obtained the following warranties for Seller Parts from the Manufacturer with respect to the Seller Parts, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby assigns to the Buyer, and the Buyer hereby accepts, all of the rights and obligations of the Seller under the said warranties for Seller Parts delivered to the Buyer pursuant to this Letter Agreement, and the Seller subrogates to the Buyer all such rights and obligations in respect of such Seller Parts. The Seller hereby warrants to the Buyer that it has all the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and


                                                                          LA1-17
        that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer.

        It is understood that in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Letter Agreement, except that the term Seller refers to the Manufacturer and the term Buyer means the Seller.

QUOTE

11.1      SELLER PARTS

          Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts as defined above in Paragraph 1.1(a) will at the time of delivery to the Buyer:

          (a)   be free from defects in material,

          (b) be free from defects in workmanship, including, without limitation, processes of manufacture,

          (c) be free from defects in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design.

11.2      WARRANTY PERIOD

11.2.1.1 The warranty period for defects in new Seller Parts is thirty-six (36) months after delivery of such Seller Parts to the Buyer (the "Warranty Period").

11.2.1.2 The warranty period for used Seller Parts delivered by and/or repaired by the Seller is twelve (12) months after delivery of such parts to the Buyer.

11.3      BUYER'S REMEDY AND SELLER'S OBLIGATION

          The Buyer's remedy and Seller's obligation and liability under this Paragraph 11 are limited to the repair, replacement or correction, at the Seller's expense and option, of any defective Seller Part.

          The Seller, at its option, may furnish a credit to the Buyer for the future purchase of Seller Parts equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Seller Part.

          The provisions of Clauses 12.1.5, 12.1.6 and 12.1.7 of the Agreement will, as applicable, also apply to this Paragraph 11.


                                                                          LA1-18

11.4 EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY AND DUPLICATE REMEDIES

      The Buyer and the Seller recognize and agree that the Exclusivity of Warranties and General Limitations of Liability provisions and the Duplicate Remedies provisions contained in Clause 12 of the Agreement will also apply to the foregoing warranties provided for in this Paragraph 11.

UNQUOTE

      In consideration of the assignment and subrogation by the Seller under this Paragraph 11 in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained.

      EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY AND DUPLICATE REMEDIES

      THIS PARAGRAPH 11 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS LETTER AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY SELLER PART DELIVERED UNDER THIS LETTER AGREEMENT.

      THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS PARAGRAPH 11 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS LETTER AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY SELLER PART DELIVERED UNDER THIS LETTER AGREEMENT, INCLUDING BUT NOT LIMITED TO:

      (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;


                                                                          LA1-19

      (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE;

      (3)   ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

      (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, INCLUDING ACTIONS FOR NEGLIGENCE, RECKLESSNESS, INTENTIONAL TORTS, IMPLIED WARRANTY IN TORT AND/OR STRICT LIABILITY;

      (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE, OR ANY OTHER STATE OR FEDERAL STATUTE;

      (6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

      (7)   ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

            (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

            (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

            (c)   LOSS OF PROFITS AND/OR REVENUES;

            (d)   ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

      THE ABOVE LIMITATIONS WILL NOT BE INTERPRETED TO IMPAIR THE WARRANTIES GRANTED TO THE BUYER HEREUNDER.

      THE WARRANTIES PROVIDED BY THIS LETTER AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS PARAGRAPH 11 SHOULD FOR


                                                                          LA1-20

      ANY REASON BE HELD UNLAWFUL, OR OTHERWISE, UNENFORCEABLE, THE REMAINDER OF THE PARAGRAPH 11 WILL REMAIN IN FULL FORCE AND EFFECT.

      The remedies provided to the Buyer under this Paragraph 11 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Paragraph 11 for any such particular defect for which remedies are provided under this Paragraph 11; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Paragraph 11 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. The Buyer's rights and remedies herein for nonperformance of any obligation or liability of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a connection or replacement for any covered part subject to a defect or nonperformance covered by this Paragraph 11, and the Buyer will not have any right to require specific performance by the Seller.

      NEGOTIATED AGREEMENT

      The Buyer and the Seller agree that this Paragraph 11 has been the subject of discussion and negotiation and is fully understood by the parties, and that the price of the Aircraft and the other mutual agreements of the parties set forth in the Agreement were arrived at in consideration of, INTER ALIA, the Exclusivity of Warranties and General Limitations of Liability provisions and Duplicate Remedies provisions set forth in Paragraph 11.4 above.

12.   LEASING

12.1  APPLICABLE TERMS

      The terms and conditions of this Paragraph 12 will apply to the Lessor's (as defined below) stock of Seller Parts listed in Appendix "A" to this Paragraph 12 ("Leased Parts") and will form a part of each lease of any Leased Part by the Buyer from the Seller after the date hereof. Except for the description of the Leased Part, the Lease Term, the Leased Part delivery and return locations and the Lease Charges (defined below in Paragraph 12.4), all other terms and conditions appearing on any order form or other document pertaining to Leased Parts will be deemed inapplicable, and in lieu thereof the terms and conditions of this Paragraph 12 will prevail. For purposes of this Paragraph 12, the term "Lessor" refers to the Seller and the term "Lessee" refers to the Buyer. Parts not included in Appendix "A" to this Paragraph 12 may be supplied under a separate lease agreement between the Seller and the Buyer.


                                                                          LA1-21

12.2        LEASE PROCEDURE: SPARE PARTS LEASED

            At the Lessee's request by telephone (to be confirmed promptly in writing), telegram, letter or other written instrument, the Lessor will lease Leased Parts, which will be made available in accordance with Paragraph 4.2.3 of this Letter Agreement, to the Lessee as substitutes for parts withdrawn from an Aircraft for repair or overhaul. Each lease of Leased Parts will be evidenced by a lease document ("Lease") issued by the Lessor to the Lessee no later than seven (7) business days after delivery of the Leased Part.

12.3        LEASE TERM: RETURN

            The term of the lease ("Lease Term") will commence on the date of dispatch of the Leased Part to the Lessee or its agent at the Lessor's facility and will end on the date of receipt at the Lessor's facility of the Leased Part or exchanged part in a serviceable condition. The Lease Term will not exceed thirty (30) days after such date of dispatch, unless extended by written agreement between Lessor and Lessee within such thirty (30)-day period (such extension not to exceed an additional thirty (30) days). Notwithstanding the foregoing, the Lease Term will end in the event, and upon the date, of exercise of the Lessee's option to either purchase or exchange the Leased Part, as provided herein.

12.4        LEASE CHARGES AND TAXES

            The Lessee will pay the Lessor (a) a daily rental charge for the Lease Term in respect of each Leased Part equal to one-three-hundred-sixty-fifth (1/365) of the Catalog Price of such Leased Part, as set forth in the Seller's Spare Parts Price List in effect on the date of commencement of the Lease Term, (b) any reasonable additional costs which may be incurred by the Lessor as a direct result of such Lease, such as inspection, test, repair, overhaul and repackaging costs as required to place the Leased Part in satisfactory condition for lease to a subsequent customer, (c) all transportation and insurance charges and (d) any taxes, charges or customs duties imposed upon the Lessor or its property as a result of the lease, sale, delivery, storage or transfer of any Leased Part (the "Lease Charges"). All payments due hereunder will be made in accordance with Paragraph 6 of this Letter Agreement.

            In the event that the Leased Part has not been returned to the Lessor's designated facilities within the time period provided in Paragraph 12.3 above, the Lessor will be entitled, in addition to any other remedy it may have at law or under this Paragraph 12, to charge to the Lessee, and the Lessee will pay, all of the charges referred to in this Paragraph 12.4 accruing for each day after the end of the Lease


                                                                          LA1-22

            Term and for as long as such Leased Part is not returned to the Lessor and as though the Lease Term were extended to the period of such delay.

12.5        TITLE

            Title to each Leased Part will remain with the Lessor at all times unless the Lessee exercises its option to purchase it in accordance with Paragraph 12.8 of this Letter Agreement, in which case title will pass to the Lessee in accordance with Paragraph 7 of this Letter Agreement.

12.6        RISK OF LOSS

            Except for normal wear and tear, each Leased Part will be returned to the Lessor in the same condition as when delivered to the Lessee. However, the Lessee will not without the Lessor's prior written consent repair, modify or alter any Leased Part. Risk of loss or damage to each Leased Part will remain with the Lessee until such Leased Part is redelivered to the Lessor at the return location specified in the applicable Lease. If a Leased Part is lost or damaged beyond repair, the Lessee will be deemed to have exercised its option to purchase the part in accordance with Paragraph 12.8 of this Letter Agreement, as of the date of such loss or damage.

12.7        RECORD OF FLIGHT HOURS

            All flight hours accumulated by the Lessee on each Leased Part during the Lease Term will be documented by the Lessee. Records will be delivered to the Lessor upon return of such Leased Part to the Lessor. In addition, all documentation pertinent to inspection, maintenance and/or rework of the Leased Part as maintained serviceable in accordance with the standards of the Lessor will be delivered to the Lessor upon return of the Leased Part to the Lessor on termination of the Lease.

            Such documentation will include but not be limited to evidence of incidents such as hard landings, abnormalities of operation and corrective action taken by the Lessee as a result of such incidents.

12.8        OPTION TO PURCHASE

12.8.1 The Lessee may at its option, exercisable by written notice given to the Lessor, elect during or at the end of the Lease Term to purchase the Leased Part. If the Leased Part is new, the then current purchase price for such Leased Part as set forth in the Seller's Spare Parts Price List will be paid by the Lessee to the Lessor. If the Leased Part is used, [****] of the then current purchase price for such Leased Part will be paid by the Lessee to the Lessor. Such option


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                          LA1-23
            will be contingent upon the Lessee's providing the Lessor with evidence satisfactory to the Lessor that the original part fitted to the Aircraft is beyond economical repair. Should the Lessee exercise such option, [****] ([****]) of the Lease rental charges already invoiced pursuant to Paragraph 12.4 (a) will be credited to the Lessee against the said purchase price of the Leased Part.

12.8.2 In the event of purchase, the Leased Part will be warranted in accordance with Clause 11 of this Letter Agreement as though such Leased Part were a Seller Part; provided, however, that (i) the Seller will prorate the full Warranty Period granted to the Buyer according to the actual usage of such Leased Part and (ii) in no event will such Warranty Period be less than six (6) months from the date of purchase of such Leased Part. A warranty granted under this Paragraph 12.8.3 will be in substitution for the warranty granted under Paragraph 12.9 at the commencement of the Lease Term.

12.9        WARRANTIES

            The Lessor has negotiated and obtained the following warranties from the Manufacturer with respect to the Leased Parts, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Lessor hereby assigns to the Lessee, and the Lessee hereby accepts, all of the rights and obligations of the Lessor under the said warranties, and the Lessor subrogates to the Lessee all such rights and obligations of the Lessor in respect of Leased Parts during the Lease Term. The Lessor hereby warrants to the Lessee that it has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Lessee and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Lessee.

            It is understood that in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Letter Agreement, except that the term Lessor refers to the Manufacturer and the term Lessee refers to the Lessor.

QUOTE

12.9.1 The Lessor warrants that each Leased Part will at the time of delivery thereof:

            (a)   conform to the applicable specification for such part,

            (b)   be free from defects in material and

            (c) be free from defects in workmanship, including without limitation processes of manufacture.


                                                                          LA1-24
----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

12.9.2      SURVIVAL OF WARRANTIES

            With respect to each Leased Part, the warranty set forth above in Paragraph 12.9.1 will survive delivery only upon the conditions and subject to the limitations set forth below in Paragraphs 12.9.3 through 12.9.8.

12.9.3      WARRANTY AND NOTICE PERIODS

            The Lessee's remedy and the Lessor's obligation and liability under this Paragraph 12.9, with respect to each defect, are conditioned upon (i) the defect having become apparent to the Lessee within the Lease Term and (ii) the Lessor's warranty administrator having received written notice of the defect from the Lessee within sixty
            (60) days after the defect became apparent to the Lessee.

12.9.4      RETURN AND PROOF

            The Lessee's remedy and the Lessor's obligation and liability under this Paragraph 12.9, with respect to each defect, are also conditioned upon:

            (a) the return by the Lessee as soon as practicable to the return location specified in the applicable Lease, or such other place as may be mutually agreeable, of the Leased Part claimed to be defective, and

            (b) the submission by the Lessee to the Lessor's warranty administrator of reasonable proof that the claimed defect is due to matter embraced within the Lessor's warranty under this Paragraph 12.9 and that such defect did not result from any act or omission of the Lessee, including but not limited to any failure to operate or maintain the Leased Part claimed to be defective or the Aircraft in which it was installed in accordance with applicable governmental regulations and the Lessor's applicable written instructions.

12.9.5      REMEDIES

            The Lessee's remedy and the Lessor's obligation and liability under this Paragraph 12.9 with respect to each defect are limited to the repair of such defect in the Leased Part in which the defect appears, or, as mutually agreed, to the replacement of such Leased Part with a similar part free from defect.

            Any replacement part furnished under this Paragraph 12.9.5 will for the purposes of this Letter Agreement be deemed to be the Leased Part so replaced.


                                                                          LA1-25

12.9.6      SUSPENSION AND TRANSPORTATION COSTS

12.9.6.1 If a Leased Part is found to be defective and is covered by this warranty, the Lease Term and the Lessee's obligation to pay rental charges as provided in Paragraph 12.4(a) of this Letter Agreement will be suspended from the date on which the Lessee notifies the Lessor of such defect until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part, provided, however, that the Lessee has withdrawn such defective Leased Part from use, promptly after giving such notice to the Lessor. If the defective Leased Part is replaced, such replacement will be deemed to no longer be a Leased Part under the Lease as of the date on which such part was received by the Lessor at the return location specified in the applicable Lease.

            If a Leased Part is found to be defective on first use by the Lessee and is coveted by this warranty, rental charges as provided in Paragraph 12.4(a) will not accrue and will not be payable by the Lessee until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part.

12.9.6.2 All transportation and insurance costs associated with the return of the defective Leased Part to the Lessor and the return of the repaired, corrected or replacement part to the Lessee will be borne by the Lessor.

12.9.7      WEAR AND TEAR

            Normal wear and tear and the need for regular maintenance and overhaul will not constitute a defect or nonconformance under this Paragraph 12.9.

12.9.8 EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY AND DUPLICATE REMEDIES

            The Lessee and the Lessor recognize and agree that the Exclusivity of Warranties and General Limitations of Liability provisions and the Duplicate Remedies provisions contained in Clause 12 of the Agreement will also apply to the foregoing warranties provided for in this Paragraph 12.9.

UNQUOTE

            In consideration of the assignment and subrogation by the Seller under this Paragraph 12.9 in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained.


                                                                          LA1-26

            EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY AND DUPLICATE REMEDIES

            THIS PARAGRAPH 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO TUE BUYER, WHETHER UNDER THIS LETTER AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY LEASED PART DELIVERED UNDER THIS LETTER AGREEMENT.

            THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS PARAGRAPH 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS LETTER AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY LEASED PART DELIVERED UNDER THIS LETTER AGREEMENT, INCLUDING BUT NOT LIMITED TO:

            (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

            (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

            (3)   ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

            (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, INCLUDING ACTIONS FOR NEGLIGENCE, RECKLESSNESS, INTENTIONAL TORTS, IMPLIED WARRANTY IN TORT AND/OR STRICT LIABILITY;

            (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE, OR ANY OTHER STATE OR FEDERAL STATUTE;


                                                                          LA1-27

            (6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

            (7)   ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

                  (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

                  (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

                  (c)   LOSS OF PROFITS AND/OR REVENUES;

                  (d)   ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

            THE ABOVE LIMITATIONS WILL NOT BE INTERPRETED TO IMPAIR THE WARRANTIES GRANTED TO THE BUYER HEREUNDER.

            THE WARRANTIES PROVIDED BY THIS LETTER AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS PARAGRAPH 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS PARAGRAPH 12 WILL REMAIN IN FULL FORCE AND EFFECT.

            The remedies provided to the Buyer under this Paragraph 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy which provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Paragraph 12 for any such particular defect for which remedies are provided under this Paragraph 12; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Paragraph 12 which constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. The Buyer's rights and remedies for nonperformance of any obligation or liability of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement


                                                                          LA1-28
            for any covered part subject to a defect or nonperformance covered by this Paragraph 12, and the Buyer will not have any right to require specific performance by the Seller.

            NEGOTIATED AGREEMENT

            The Buyer and the Seller agree that this Paragraph 12.9 has been the subject of discussion and negotiation and is fully understood by the parties, and that the price of the Aircraft and the other mutual agreements of the parties set forth in the Agreement were arrived at in consideration of, inter alia, the Exclusivity of Warranties provisions and General Limitations of Liability provisions set forth in Paragraph 12.9.8 above.


                                                                          LA1-29

                                                       APPENDIX "A" TO CLAUSE 12

                            SELLER PARTS LEASING LIST

                                 (LEASED PARTS)

AILERONS

AUXILIARY POWER UNIT (APU) DOORS

CARGO DOORS

PASSENGER DOORS

ELEVATORS

FLAPS

LANDING GEAR DOORS

RUDDER

TAIL CONE

WING SLATS

SPOILERS

AIRBRAKES

WING TIPS


                                                                          LA1-30

13.         TERMINATION

            Any termination under Clause 10, 11 or 21 of the Agreement or Letter Agreements thereto will discharge all obligations and liabilities of the parties hereunder with respect to such undelivered Material, services, data or other items to be purchased hereunder that are applicable to those Aircraft as to which the Agreement has been terminated. Termination under this Paragraph 13 notwithstanding new and unused Material in excess of the Buyer's requirements due to such Aircraft cancellation will be repurchased by the Seller as provided in Paragraph 10.2 of this Letter Agreement.

14.         ASSIGNMENT

            Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 14 will be void and of no force or effect.


                                                                          LA1-31

      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                   Very truly yours,

                                   AVSA, S.A.R.L.


                                   By: /s/ [ILLEGIBLE]
                                       ------------------------------

                                   Its:
                                        -----------------------------

                                   Date:
                                         ----------------------------


Accepted and Agreed

New Air Corporation


By: /s/ David Neeleman
   -----------------------------

Its: CEO
     ---------------------------

Date: 4/20/99
      --------------------------


                                                                          LA1-32

                             LETTER AGREEMENT NO. 2

                                                            As of April 20, 1999

New Air Corporation
6322 South 3000 East
Suite L-201
Salt Lake City, UT 84121

Re: SPECIFICATION

Dear Ladies and Gentlemen:

      New Air Corporation (the "Buyer") and AVSA, S.A.R.L., (the "Seller"), have entered into an Airbus A320 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

      Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.    AIRCRAFT MTOW

      In order for the Buyer to be able to fly all the missions contemplated in the Buyer's slot-exemption application to the U.S. Department of Transportation (the "Missions") with maximum passengers (max pax), [****]


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA2-1

      [****]

2.    LIQUID CRYSTAL DISPLAYS

      The Seller grants the Buyer the option to have Aircraft delivered with liquid crystal displays (LCDs) in place of cathode ray tubes (CRTs) when they are available for implementation on A320-200 aircraft on the assembly line. [****] Incorporation of LCDs into aircraft in production is currently scheduled for 2001.

3.    STEEL BRAKES

      The Seller grants the Buyer the option to have Aircraft delivered with Allied Signal convertible steel brakes, when they are available for A320-200 aircraft on the assembly line. These brakes will be available for the Aircraft under terms and conditions to be agreed between the Buyer and the Seller.

4.    ASSIGNMENT

      Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA2-2

      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                   Very truly yours,

                                   AVSA, S.A.R.L.


                                   By:   illegible
                                       ------------------------------

                                   Its: _____________________________

                                   Date: ____________________________


Accepted and Agreed

New Air Corporation


By:  /s/ David Neeleman
    ----------------------------

Its:    CEO
     ---------------------------

Date:  4-20-99
      --------------------------


                                                                           LA2-3

                             LETTER AGREEMENT NO. 3

                                                            As of April 20, 1999

New Air Corporation
6322 South 3000 East
Suite L-201
Salt Lake City, UT 84121

Re: MISCELLANEOUS

Dear Ladies and Gentlemen:

      New Air Corporation (the "Buyer") and AVSA, S.A.R.L., (the "Seller"), have entered into an Airbus A320 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

      Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.    AVSA CREDIT MEMORANDA

1.1   AIRFRAME CREDIT MEMORANDUM

      The Seller offers the Buyer an airframe credit of [****] (US dollars-- [****], in respect of each Aircraft (the "Airframe Credit Memorandum").

      The Airframe Credit Memorandum is quoted at January 1999 delivery conditions and is subject to escalation in accordance with the Airframe Price Revision Formula. Each Airframe Credit Memorandum will be available at delivery of the applicable Aircraft. At the Buyer's option, each Airframe Credit Memorandum


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA3-1
      will be (i) applied by the Seller against the Final Contract Price of the applicable Aircraft or (ii) applied by the Buyer against the purchase of product support related goods and services from the Seller or its Affiliates.

1.2   SUPPLEMENTAL CREDIT MEMORANDUM

      The Seller offers the Buyer a supplemental airframe credit of [****] (US dollars-- [****] in respect of each Firm Aircraft
      (the "Supplemental Airframe Credit Memorandum").

      The Supplemental Airframe Credit Memorandum is quoted at January 1999 delivery conditions and is subject to escalation in accordance with the Airframe Price Revision Formula. Each Supplemental Credit Memorandum will be available at delivery of the applicable Firm Aircraft. At the Buyer's option, each Supplemental Credit Memorandum will be (i) applied by the Seller against the Final Contract Price of the applicable Firm Aircraft or
      (ii) applied by the Buyer against the purchase of product support related goods and services from the Seller or its Affiliates.

2.    [****]

3.    TAXES

      The Buyer and the Seller agree that the following paragraph will replace in its entirety Clause 3.3.2 of the Agreement.

      QUOTE

      3.3.2       [****]


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA3-2

                  [****]

      UNQUOTE

4.    INITIAL DELIVERIES

      [****]

5.    ASSIGNMENT

      Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA3-3

      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                   Very truly yours,

                                   AVSA, S.A.R.L.


                                   By:   illegible
                                       ------------------------------

                                   Its: _____________________________

                                   Date: ____________________________


Accepted and Agreed

New Air Corporation


By:   /s/ David Neeleman
    ----------------------------

Its:     CEO
     ---------------------------

Date:   4-20-99
      --------------------------


                                                                           LA3-4

                             LETTER AGREEMENT NO. 4

                                                            As of April 20, 1999

New Air Corporation
6322 South 3000 East
Suite L-201
Salt Lake City, UT 84121

Re: FLEXIBILITY RIGHTS

Dear Ladies and Gentlemen:

      New Air Corporation (the "Buyer") and AVSA, S.A.R.L., (the "Seller"), have entered into an Airbus A320 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

      Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.    [****]


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA4-1

2.    OPTION AIRCRAFT

2.1   OPTION EXERCISE

      The Buyer may exercise its option to purchase each Option Aircraft scheduled for Delivery in any given calendar year quarter by giving written notice to the Seller by [****] months before the start of that quarter and by, concurrent with this notice, paying the Seller the first Predelivery Payment as set forth below in Paragraph 2.5. In respect of each Option Aircraft for which the Buyer lets lapse its right to option exercise, the Buyer and the Seller will have no more rights or obligations.

2.2   DELIVERY

      The Seller will have the Option Aircraft Ready for Delivery at the Delivery Location in accordance with Clause 9.1.1 of the Agreement.

2.3   BASE PRICE

      The Base Price of the Option Aircraft will be the same as for the Firm Aircraft, the terms and conditions of which are set forth in Clause 3 of the Agreement.

2.4   CREDIT MEMORANDUM

      The Seller will provide the Buyer with an Airframe Credit Memorandum for each Option Aircraft equal to and subject to the same terms and conditions as for the Firm Aircraft, as set forth in Paragraph 1.1 of Letter Agreement No. 3 to the Agreement.

2.5   PREDELIVERY PAYMENTS

      The first Predelivery Payment for each Option Aircraft converted to a firm order will be paid on the Buyer's written notification to the Seller of its exercise of the option to purchase such Option Aircraft, as set forth in the schedule set forth in Clause 5.2.3 of the Agreement. Subsequent Predelivery Payments for Option Aircraft converted to a firm order will also be paid as set forth in Clause 5.2.3 of the Agreement.

2.6   OTHER MATTERS

      It is understood that terms specifically applicable only to Firm Aircraft do not apply to Option Aircraft, even when an Option Aircraft is converted into a firm order.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA4-2

3.    ADDITIONAL AIRCRAFT

3.1 The Seller will offer the Buyer delivery positions for A320 Additional Option Aircraft equal to the number of Option Aircraft for which the Buyer exercises its purchase right, in accordance with Paragraph 2 above. The Seller will advise the Buyer of these delivery positions when the option to firmly order Option Aircraft is exercised as set forth above in Paragraph 2.2. The Buyer will accept the delivery position by making a nonrefundable deposit of [****] (US dollars-- [****]), within [****] days of the Seller's advise regarding delivery positions.

3.2 Once a delivery position for an A320 Additional Option Aircraft has been allocated to the Buyer and the Buyer has paid the corresponding deposit, then the terms and conditions applicable to Option Aircraft set out in the Agreement will be extended to apply for such A320 Additional Option Aircraft, and such A320 Additional Option Aircraft will be deemed to be Option Aircraft, so long as delivery for the A320 Additional Option Aircraft is scheduled by December 31, [****].

3.3 In respect of each A320 Additional Option Aircraft for which the Buyer lets lapse its right to option exercise, the Buyer and the Seller will have no more rights or obligations.

4.    CONVERSION

4.1   CONVERSION RIGHT

      The Seller grants the Buyer the right to convert Option Aircraft to A319-100 model aircraft (the "A319 Aircraft") or A321-200 model aircraft (the "A321 Aircraft") under the following terms (the "Conversion Right"):

      (i) The Buyer will exercise Conversion Rights for Option Aircraft scheduled for Delivery in any given calendar year quarter by giving written notice to the Seller by [****] months before the start of that quarter.

      (ii) The Seller does not guarantee that the delivery date for a converted aircraft will be the same as the delivery date for the Option Aircraft from which it is converted.

      (iii) The Buyer's exercise of a Conversion Right for an Option Aircraft will also constitute exercise of the option to firmly order such Option Aircraft, in accordance with Paragraph 1 of this Letter Agreement.

      (iv) Each Option Aircraft may be the subject of a Conversion Right once only.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA4-3

      (v) Each Conversion Right is subject to the agreement of the Propulsion Systems manufacturer.

4.2   SPECIFICATION

      In the event that the Buyer exercises a Conversion Right, the specification applicable to the A319 Aircraft and A321 Aircraft will be as follows:

      (i) The A319 Aircraft will be built in accordance with the A319-100 Standard Specification No. J.000.01000, Issue 4, dated January 30, 1998, published by the Manufacturer, which includes an MTOW of 64 metric tons.

      (ii) The A321 Aircraft will be built in accordance with the A321-200 Standard Specification No. E.000.02000, Issue 5, dated January 30, 1998, published by the Manufacturer, modified to include an MTOW of 93 metric tons.

      (iii) The propulsion systems for the A319 Aircraft will be either the IAE V2522-A5 or IAE V2524-A5 powerplants; and the propulsion systems for the A321 Aircraft will be the IAE V2533-A5.

4.3   PRICE

      In the event that the Buyer exercises a Conversion Right under Paragraph
      4.1 above, [****]

4.4   OTHER MATTERS

      On exercise of a Conversion Right pursuant to Paragraph 4.1, the Agreement and all Letter Agreements to the Agreement will apply to the A319 Aircraft and A321 Aircraft MUTATIS MUTANDIS, unless otherwise agreed herein.

4.5   AMENDMENT

      In the event that a Conversion Right is exercised in accordance with Paragraph 4.1 above, an amendment to the Agreement will be executed within thirty (30) days of the Buyer's exercise of its Conversion Right. The amendment will include pricing and all other applicable terms and conditions corresponding to A319 Aircraft and/or A321 Aircraft, based on the terms and conditions of this Paragraph 4.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA4-4

5.    ASSIGNMENT

      Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.


                                                                           LA4-5

      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                   Very truly yours,

                                   AVSA, S.A.R.L.


                                   By:   illegible
                                       ------------------------------

                                   Its:
                                        -----------------------------

                                   Date:
                                         ----------------------------


Accepted and Agreed

New Air Corporation


By:   /s/ David Neeleman
    ----------------------------

Its:   CEO
    ----------------------------

Date:    4-20-99
    ----------------------------


                                                                           LA4-6

                             LETTER AGREEMENT NO. 5

                                                            As of April 20, 1999

New Air Corporation
6322 South 3000 East
Suite L-201
Salt Lake City, UT 84121

Re:   [****]

Ladies and Gentlemen:

      New Air Corporation (the "Buyer") and AVSA, S.A.R.L., (the "Seller"), have entered into an Airbus A320 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

      Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.    [****]


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA5-1

2.    [****]

2.1   [****]

3.    [****]

4.    ASSIGNMENT

      Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA5-2

      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                   Very truly yours,

                                   AVSA, S.A.R.L.


                                   By:    illegible
                                       ------------------------------

                                   Its:
                                       ------------------------------

                                   Date:
                                         ----------------------------


Accepted and Agreed

New Air Corporation


By:    /s/ David Neeleman
    ----------------------------

Its:    CEO
     ---------------------------

Date:   4-20-99
      --------------------------


                                                                           LA5-3

                             LETTER AGREEMENT NO. 6

                                                            As of April 20, 1999

New Air Corporation
6322 South 3000 East
Suite L-201
Salt Lake City, UT 84121

Re: PRODUCT SUPPORT

Dear Ladies and Gentlemen:

      New Air Corporation (the "Buyer") and AVSA, S.A.R.L., (the "Seller"), have entered into an Airbus A320 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

      Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.    PRODUCT SUPPORT CREDIT

      In consideration of the Buyer's purchase of the Aircraft, the Seller will make available to the Buyer a credit memorandum of US [****] (US dollars-- [****]) for goods and services to be purchased from ASCO (including spare parts and training goods and services) (the "Product Support Credit"). [****]


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA6-1

      In the event that (i) the Seller terminates the Agreement in respect of any or all Firm Aircraft pursuant to its rights under the Agreement or
      (ii) the Buyer breaches its obligation to take delivery of all Firm Aircraft under the Agreement, the Buyer will reimburse to the Seller a dollar amount equal to the used portion of the Product Support Credit.

2.    [****]

3.    WARRANTY

      [****]

4.    [****]

      For each Option Aircraft firmly ordered by the Buyer pursuant to Paragraph 2 of Letter Agreement No. 4 to the Agreement, the Seller will [****]

5.    [****]

6.    SPARE PARTS PRICES

      [****]


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA6-2

      [****]

7.    ASSIGNMENT

      Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 7 will be void and of no force or effect.

----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                                          LA 6-3

      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                   Very truly yours,

                                   AVSA, S.A.R.L.


                                   By:    illegible
                                       ------------------------------

                                   Its:
                                        -----------------------------

                                   Date:
                                         ----------------------------


Accepted and Agreed

New Air Corporation


By:   /s/ David Neeleman
    ----------------------------

Its:    CEO
     ---------------------------

Date:    4-20-99
      --------------------------


                                     LA6-4

                             LETTER AGREEMENT NO. 7

                                                            As of April 20, 1999

New Air Corporation
6322 South 3000 East
Suite L-201
Salt Lake City, UT 84121

Re:   DISPATCH RELIABILITY GUARANTEE

Ladies and Gentlemen:

      New Air Corporation (the "Buyer") and AVSA, S.A.R.L., (the "Seller"), have entered into an Airbus A320 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 7 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

      Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

      The Seller, under its arrangement with the Manufacturer, has negotiated and obtained the following dispatch reliability guarantee from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby guarantees to the Buyer the performance by the Manufacturer of its obligations under this dispatch reliability guarantee and hereby assigns to the Buyer, and the Buyer hereby accepts, all of the rights and obligations of the Seller as aforesaid under the said dispatch reliability guarantee, and the Seller subrogates to the Buyer all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that it has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer.

      It is understood that in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Letter Agreement, except that the term Seller refers to the Manufacturer and the term Buyer means the Seller.


                                     LA7-1

      QUOTE

1.    SCOPE, COMMENCEMENT, DURATION, DEFINITIONS

      This dispatch reliability guarantee (the "Guarantee") extends to the Aircraft fleet, will commence with delivery of the first Aircraft and will remain in force for a period of [****] (the "Term"), unless the Guarantee is extended two (2) years beyond the Term under the terms of Paragraph 3.2 below. ETOPS flights are not included in this Guarantee. It is agreed that for the purposes of this Letter Agreement only, [****]

      All terms used in this Guarantee and not defined in this Paragraph 1 or in Paragraph 2 are defined below in Paragraph 4.

2.    SUSPENSION OF GUARANTEE

      The provisions of the Guarantee will be suspended during any computation period during which:

            Rf LESS THAN Ro - 1.0%

            Where:

            Ro is the Dispatch Reliability as computed by the Manufacturer and published in the "Quarterly Service Report," of the world fleet of aircraft of the same type as the Aircraft, but excluding the Aircraft, during a computation period, expressed as a percentage.

            Rf is the Dispatch Reliability as computed by the Manufacturer and published in the "Quarterly Service Report," of the Aircraft fleet during the same computation period, expressed as a percentage.

3.    GUARANTEE

3.1   FIRST YEAR OF TERM

      The Seller guarantees that, from the first three-month Computation Period following delivery of the first Aircraft, the Achieved Dispatch Reliability Level will be at least [****]. This level will be maintained until the end of the first year of operation of the Aircraft fleet following delivery of the first Aircraft.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA7-2

3.2   REMAINING YEARS OF GUARANTEE

      Provided that the Buyer's personnel complete a mutually agreed course of training, the Seller guarantees that from the first three-month Computation Period after the beginning of the second year of operation of the first Aircraft and the end of the Term, the Achieved Dispatch Reliability Level will be at least [****]. In the event that the Buyer demonstrates that the Achieved Dispatch Reliability Level is less than [****] in any Computation Period during the fourth year of operation, then the Seller will extend the Term of this Guarantee by two (2) years.

4.    DEFINITIONS

4.1   ACHIEVED DISPATCH RELIABILITY LEVEL COMPUTATION AND COMPUTATION PERIOD

      "Achieved Dispatch Reliability Level" is the actual Dispatch Reliability obtained by the Aircraft fleet in regular revenue service and adjusted to the clauses of this Guarantee.

      Achieved Dispatch Reliability Level, expressed as a percent, will be computed monthly ("Computation") on the basis of a three-month moving average period ("Computation Period") as follows:

                              Total number of Revenue Flights without
      Achieved                Chargeable Delays or Cancellations
      Dispatch                during the Computation Period                x 136
      Reliability =           -------------------------------------------
      Level                   Total number of Revenue Flights
                              during the Computation Period

4.2   AIRCRAFT INHERENT MALFUNCTION

      An "Aircraft Inherent Malfunction" is a condition whereby maintenance action confirms that the operation of a system or component is outside its specific limit.

4.3   CANCELLATION

      A "Cancellation" is a Revenue Flight that does not take place. The cancellation of any or all of the flight legs of a multi-leg flight constitutes only one (1) Cancellation.

4.4   CHARGEABLE DELAY

      A "Chargeable Delay" is a delay that occurs when, for reasons other than those defined under "Excluded Delay," a primary Aircraft Inherent Malfunction causes either:


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA7-3

      (i) an originating Revenue Flight to depart more than fifteen (15) minutes later than the scheduled departure time, or

      (ii) a revenue-through-service or turnaround flight to remain on the ground more than fifteen (15) minutes longer than the allowable ground time.

4.5   DISPATCHED

      An Aircraft will be deemed to have been "Dispatched" when it leaves the gate for a Revenue Flight.

4.6   EXCLUDED DELAY

      An "Excluded Delay" is any Delay that is not a Chargeable Delay and any delay in scheduled departure due to the causes listed below. Excluded Delays are excluded from this Guarantee.

      (1)   SERVICING - NO CORRECTIVE MAINTENANCE PERFORMED

            Struts
            Oil
            Hydraulic fluid
            Lubrication
            All servicing activities that do not require the mechanic to physically adjust or replace or defer structural repair and replace hardware/software
            Fueling related
            Deicing
            Water and waste
            Sanitizing / flushing
            Moisture and condensation
            Printer paper replacement
            Routine cleaning
            Tire pressure servicing

      (2)   PRECAUTIONARY MAINTENANCE - NO CORRECTIVE MAINTENANCE PERFORMED

            Installing/continuing placard
            Hydraulic leaks - within limits
            Fuel leak - within limits
            Manual closing or cycling passenger/crew/cargo door
            Decals/paint/appearance items
            Passenger amenity lamps
            Tires - worn past limits
            Brakes - worn past limits
            Resetting circuit breakers - no corrective maintenance performed


                                                                           LA7-4

      (3)   SCHEDULED MAINTENANCE ACTIVITIES
            COMPLETION OF SCHEDULED / PLANNED WORK CONTENT OF SCHEDULED:
                  Maintenance checks
                  Maintenance set-ups

      (4)   PARTS DELAYS AND CANCELLATIONS

      (5)   EXTERNAL FORCE DAMAGE: AIRCRAFT DAMAGE/LIGHTNING STRIKES, ETC.

      (6)   KNOWN PERSONNEL ERROR

      (7)   SECONDARY DELAY/CANCELLATION:
                  For any given day, a delay or cancellation of a scheduled flight caused by the same problem that caused the original delay or cancellation.

      (8) Delays caused by systems or components being designated as "Go if" in the Minimum-Equipment List (MEL) as approved by the Buyer's airworthiness authorities for the Buyer's operation of the Aircraft.

      (9)   Delays attributable to the Propulsion Systems.

4.7   GUARANTEED DISPATCH RELIABILITY LEVEL

      The guarantee levels set forth above in Paragraph 3.

4.8   REVENUE FLIGHT

      A "Revenue Flight" is a flight that is either listed in the Buyer's timetable or a scheduled charter flight of the Aircraft.

5.    OBLIGATIONS

5.1   BUYER'S AND SELLER'S OBLIGATIONS

      The Buyer's and Seller's specialists will mutually agree on the details of a Chargeable Delay reporting procedure by three (3) months before delivery of the first Aircraft.

5.2   BUYER'S OBLIGATIONS

      (a) The Buyer will regularly submit Chargeable Delay data on a monthly basis not later than fifteen (15) days after the end of the reporting month. Such data must contain detailed information on delays and Cancellations


                                                                           LA7-5
            to allow the Seller to assess the nature of system or component malfunctions.

      (b) At any time but not later than one (1) month after a Computation, if the Achieved Dispatch Reliability Level is below the Guaranteed Dispatch Reliability Level, the Buyer will notify the Seller and will request the Seller to take corrective actions. In such event, all necessary additional detailed operational and engineering information will be provided by the Buyer in order to allow the Seller to determine the necessary action.

      (c) The Buyer will incorporate in and apply to the Aircraft the procedures and modifications recommended by the Seller in order to improve the Achieved Dispatch Reliability Level. Said modifications will be incorporated and such procedures will be applied as soon as is reasonably possible, consistent with the Buyer's maintenance program, following receipt of instructions and parts (if applicable) by the Buyer, provided that:

            (i) the effect of such a procedure or modification is substantiated to the Buyer's satisfaction, and

            (ii) application of such a procedure or modification is economical and practical as determined by the Buyer's customary analysis practice.

            In the event of a disagreement between the Seller and the Buyer as to the effectiveness of procedures or modifications proposed by the Seller to increase the achieved level, the Buyer will demonstrate to the Seller that pursuant to its analysis, such a modification or procedure is not effective.

            Notwithstanding the Buyer's obligations above, the Buyer may, at its option, decline to install such modification or decline to follow the revised procedures referred to above. If the Buyer so declines, the Seller may adjust the Guaranteed Dispatch Reliability Level downwards by an amount consistent with the improvement in the Achieved Dispatch Reliability Level, based on reasonable substantiation to the Buyer and on other operators, experience, if any, that the reliability benefits of such modification or such revised procedures are expected to cause.

      (d) Furthermore, the Buyer agrees to set its Aircraft fleet technical dispatch reliability goals as shown in the Buyer's regular reliability report (or equivalent) at a level equal to or greater than the Guaranteed Dispatch Reliability Level, so that both the Buyer's and the Seller's technical staff can aggressively pursue attainment of the Guaranteed Dispatch Reliability Level.


                                                                           LA7-6

5.3   SELLER'S OBLIGATIONS

      During the Term, the Seller will provide technical and operational analyses of delays and cancellations and will develop corrections intended to reduce delays and, in the event that the Achieved Dispatch Reliability Level is below the Guaranteed Dispatch Reliability Level the Seller will, not later than six (6) months where practicable after notification by the Buyer and at no charge to the Buyer:

      (a) provide modified Manufacturer's items, either hardware of software, to improve the Achieved Dispatch Reliability Level,

      (b) make recommendations concerning the Aircraft operation and maintenance programs, publications, and policies to improve the Achieved Dispatch Reliability Level,

      (c) assist the Buyer to cause Vendors to take action to improve the Achieved Dispatch Reliability Level.

6.    ADJUSTMENT

      Any design, certification, regulatory, organizational structure or Aircraft operation changes outside the Seller's control that may have an effect upon the operation and dispatch characteristics of the Aircraft will be cause for reevaluation or adjustment of this Guaranteed Dispatch Reliability Level by mutual agreement between the Buyer and the Seller.

7.    ACHIEVED DISPATCH RELIABILITY LEVEL REVIEW MEETINGS

      An Achieved Dispatch Reliability Level review meeting between the Seller's and the Buyer's representatives will be scheduled at the end of each six
      (6) month period of Aircraft operation, or at some other period to be mutually agreed. Representatives of the Buyer and the Seller will participate in the meeting and will

      (a)   review current Achieved Dispatch Reliability Level,

      (b) eliminate unsupported or non-Aircraft-inherent delay claims from delay records to compute Achieved Dispatch Reliability Level,

      (c)   consider corrective action, if required,

      (d) review the Buyer's incorporation of modifications as stated in Paragraph 5.2 of this Letter Agreement and requirements, if any, for reduction of the Guaranteed Dispatch Reliability Level,


                                                                           LA7-7

      (e) review possible design, certification, regulatory, organizational structure or Aircraft operation changes and requirements, if any, necessitating adjustment of the Guaranteed Dispatch Reliability Level.

8.    REMEDIES

8.1 At the end of each Computation Period, the Buyer and the Seller will jointly compare the Achieved Dispatch Reliability Level with the Guaranteed Dispatch Reliability Level. For each Computation Period during which a shortfall is found in the Achieved Dispatch Reliability Level, the Seller will credit the Buyer's account with ASCO, in the amount of US$ [****] (US dollars--[****]) per percentage point of shortfall or, in the case of a fraction of a percentage point, with a prorated portion of this dollar amount.

8.2 For each Computation Period during which the Achieved Dispatch Reliability Level exceeds the Guaranteed Dispatch Reliability Level, the Seller may apply against existing or future credits issued by the Seller in accordance with Paragraph 8.1 above the amount of US$ [****](US dollars--[****] per percentage point of exceedance or, in the case of a fraction of a percentage point, with a prorated portion of this dollar amount. If at any time during the Term the amounts offset against existing or future credits exceed existing or future Credits, the credit balance in the Seller's favor will be carried forward into subsequent calendar quarters until fully exhausted. However, at no time will the Buyer be required to make payments to the Seller for credit balances in the Seller's favor.

8.3 The Seller and the Buyer acknowledge and agree that the maximum liability of the Seller under this Guarantee for damages (and not as penalty) will be US$ [****](US dollars--[****].

8.4 Remedies under this Guarantee will be exclusive and will not be cumulative with any other Guarantee provided by the Seller, the Propulsion Systems manufacturer or any other Aircraft related vendor.

9.    LIABILITY LIMITATION

      The Seller's liability for failure to meet the Guarantee values will be governed solely by the terms of this Guarantee.

      UNQUOTE

      ASSIGNMENT

      In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA7-8
      hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that all the provisions of Clause 12 of the Agreement, including without limitation the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies therein contained, will apply to the foregoing dispatch reliability guarantee.

      Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.


                                                                           LA7-9

      If the foregoing correctly sets forth our understanding. please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                   Very truly yours,

                                   AVSA, S.A.R.L.


                                   By:     illegible
                                       ------------------------------

                                   Its:
                                        -----------------------------

                                   Date:
                                         ----------------------------


Accepted and Agreed

New Air Corporation


By:    /s/ David Neeleman
    ----------------------------

Its:   CEO
     ---------------------------

Date:   4-20-99
      --------------------------


                                                                          LA7-10

                             LETTER AGREEMENT NO. 8

                                                            As of April 20, 1999

New Air Corporation
6322 South 3000 East
Suite L-201
Salt Lake City, UT 84121

Re:   MAXIMUM PARTS COST GUARANTEE

Ladies and Gentlemen:

      New Air Corporation (the "Buyer") and AVSA, S.A.R.L., (the "Seller"), have entered into an Airbus A320 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

      Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

The Seller, under its arrangement with the Manufacturer, has negotiated and obtained the following maximum parts cost guarantee from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby guarantees to the Buyer the performance by the Manufacturer of its obligations under this maximum parts cost guarantee and hereby assigns to the Buyer, and the Buyer hereby accepts, all of the rights and obligations of the Seller as aforesaid under the said maximum parts cost guarantee, and the Seller subrogates to the Buyer all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that it has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer.


                                                                           LA8-1

      It is understood that in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Letter Agreement, except that the term Seller refers to the Manufacturer and the term Buyer means the Seller.

      QUOTE

1.    GUARANTEE

      The Maximum Parts Cost Guarantee covers structural parts and systems listed in Appendix 1 and will include only such parts, subassemblies or assemblies which are scrapped in the process of maintaining, restoring or overhauling those A320 Aircraft components categorized as "Rotable" or "Repairable" items.

1.1   DURATION

      The Maximum Parts Cost Guarantee will cover a [****] year period commencing with delivery of the first A320 Aircraft.

1.2   GUARANTEE

      The Seller guarantees that for the first [****] commencing with delivery of the first A320 Aircraft to the Buyer the Maximum Parts Cost per flying hour for the maintenance, restoration, and overhaul of the structural parts and systems defined in Appendix 1 hereto (the "Guaranteed Material Consumption Cost") will not exceed an average of US [****] (US dollars--[****]) for the A320 Aircraft in January 1999 delivery conditions. On each anniversary of January 1999, this figure will be revised in accordance with the Airframe Price Revision Formula.

1.3   ADJUSTMENTS

      The Maximum Parts Cost Guarantee is based on an estimated A320 Aircraft average flight time of 1.4 hours and an average A320 Aircraft usage rate of 3400 (three thousand four hundred) flying hours per year. Should the A320 Aircraft average flight time be different from the estimated 1.4 hours, adjustments will be made in accordance with the following formula:

                           C(G) = (X+YT(F))/T(F) where

      C(G)  is the guaranteed MPC per flying hours, in US dollars,

      X     is US$ [****] for the A320 Aircraft per flight cycle,

      Y     is US$ [****] for the A320 Aircraft per flight hour, and

      T(F)  is the A320 Aircraft average flight time in hours.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA8-2

      Should the A320 Aircraft average usage rate be different 3400 (three thousand four hundred) flying hours by more than ten percent (10%), the Maximum Parts Cost Guarantee value will be readjusted by mutual agreement.

1.4   REPORTING

      The Buyer undertakes to set up, on execution of the A320 Purchase Agreement, a Consumed Material Cost Accounting System for administration of this Maximum Parts Cost Guarantee. Reporting and administrative procedures to implement this Maximum Parts Cost Guarantee will be mutually agreed between the Buyer and the Seller no later than three (3) months prior to delivery of the first A320 Aircraft.

1.5 Within one hundred twenty (120) days after the expiration of this Maximum Parts Cost Guarantee the results of the system Consumed Material Cost will be summarized. Should the Adjusted Material Consumption Cost per flying hour (as defined by "C(AN) - C(WN)" below) be equal to or above one hundred and ten percent (110%) of the Guaranteed Material Consumption Cost as calculated in accordance with Subparagraph 1.2 above, then, within ninety (90) days, the Seller will credit the Buyer with an amount L as defined in the equation below, multiplied by the number of flying hours accumulated by the A320 Aircraft in the eight-year Maximum Parts Cost Guarantee period.

                        L = 0.5 3(R)(N=I) (C(AN) - C(WN) - C(GN))

                        where:

      L: Seller's liability in US dollars per flying hour, summed over the [****] Maximum Parts Cost Guarantee period,

      C(AN): actual direct consumed material purchase price over the A320 Aircraft fleet in US dollars per flying hour for each of the [****] in the Maximum Parts Cost
                        Guarantee period as measured by the Buyer's Consumed Material Cost Accounting System and as agreed to by the Seller,

      C(WN): value of relevant settlements made under the terms of all other applied warranties and guarantees under the A320 Purchase Agreement in US dollars per flying hour (the Buyer is expected to have pursued and obtained maximum benefit from all such other warranties and guarantees offered by the Seller and the Vendors), in the corresponding year of the Maximum Parts Cost Guarantee period,

      C(AN) - C(WN):    Adjusted Material Consumption Cost in US dollars per
                        flying hour,


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA8-3

      C(GN): Guaranteed Maximum Parts Cost per flying hour in US dollars for each of the [****] in the Maximum
                        Parts Cost Guarantee period.

      With respect to maintenance or repairs subcontracted by the Buyer to, and performed by, third parties, the actual direct cost or consumed material will be deemed to be twenty-five percent (25%) of the price to the Buyer of such maintenance or repairs, if an insufficient breakdown of such maintenance or repair costs is supplied.

2. This Maximum Parts Cost Guarantee will only apply to parts costs arising from proper operations, excluding parts costs due to maintenance resulting from:

      -     force majeure,
      -     acts of third parties,
      -     consequential damages,
      -     modifications not related to a decrease in consumed material costs,
      -     negligence, incidental or accidental damage,
      - refurbishing work other than in accordance with normal maintenance practice,
      - costs occurring during periods of disruption in operations as indicated below in Paragraph 8,
      -     modifications not approved by the Seller.

      In addition, the following costs are specifically excluded:

      - cost of taxes, duties, transportation, interest, overheads, burden or other charges which ate not the Seller's responsibility,

      -     cost of consumable fluids, compounds, paints and cleaning material,

      -     all handling fees,

3. The Buyer will perform its maintenance operations in strict compliance with the A320 Aircraft Maintenance and Overhaul Manuals and other written instructions by the Seller, the Vendors and the regulatory authorities.

      The Seller's representatives are hereby authorized by the Buyer to visit the Buyer's premises to check the application of the Seller's maintenance procedures and to audit parts cost accounting.

4. If the Seller issues a Service Bulletin that tends to reduce the Adjusted Material Consumption Cost and the Buyer does not agree to incorporate this Service Bulletin or agrees to do so only at a later date, then the Seller will have the right to deduct from the Adjusted Material Consumption Cost the benefits expected from the incorporation of such modification on the A320 Aircraft.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA8-4

5. If during the Maximum Parts Cost Guarantee period, the Buyer contemplates changes in its Consumed Material Cost Accounting System or maintenance procedures, the Buyer will notify the Seller at least ninety (90) days prior to their implementation. The Seller reserves the right to adjust the Guaranteed Material Consumption Cost if in the Seller's Opinion such changes affect the basis for the Maximum Parts Cost Guarantee.

      Should the Seller so decide, the Seller will notify the Buyer in writing thirty (30) days prior to implementing such a decision.

6. Reporting of the Buyer's account will occur no later than three (3) months following each of the Buyer's accounting years and the Buyer will put at the Seller's disposal any documents, records, books, scrapping tags, etc. necessary for accounting checks relevant for the purpose of the Maximum Parts Cost Guarantee.

7. Should the Buyer's Consumed Material Cost Accounting System not provide for accurate cost reporting of material consumption cost the Maximum Parts Cost Guarantee value set forth above in Subparagraph 1.2 will be mutually reviewed and agreed between the Buyer and the Seller.

8. This Maximum Parts Cost Guarantee will be subject to normal maintenance practices under normal maintenance conditions by good airline operations standards.

9. Notwithstanding Subparagraph 1.5 above, the liability for damages (and not as penalty) of the Seller under this Maximum Parts Cost Guarantee will not exceed a credit of [****] (US dollars--[****]) per Aircraft. The
      Seller will make this credit available to the Buyer by way of a credit to the Buyer's account with Airbus Service Company. Inc.

10.   LIABILITY LIMITATION

      The Seller's liability for failure to meet the guarantee values will be governed solely by the terms of this Maximum Parts Cost Guarantee.

      UNQUOTE

      ASSIGNMENT

      In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that all the provisions of Clause 12 of the Agreement, including without limitation the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies therein contained, will apply to the foregoing maximum parts cost guarantee.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA8-5

      Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect,


                                                                           LA8-6

      If the foregoing correctly sets forth our understanding. please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                   Very truly yours,

                                   AVSA, S.A.R.L.


                                   By:     illegible
                                       ------------------------------

                                   Its:
                                        -----------------------------

                                   Date:
                                         ----------------------------


Accepted and Agreed

New Air Corporation


By:   /s/ David Neeleman
    ----------------------------

Its:   CEO
     ---------------------------

Date:   4-20-99
      --------------------------


                                                                           LA8-7

                   APPENDIX I TO MAXIMUM PARTS COST GUARANTEE

FOLLOWING SYSTEMS ARE COVERED BY THE MAXIMUM PARTS COST GUARANTEE

SYSTEM      SYSTEM NAME            SYSTEM/SUBSYSTEM EXCLUSIONS
NUMBER      -----------            ---------------------------
------
21-00       Air Conditioning       None

22-00       Auto Flight            None

23-00       Communications         23-33 Passenger Entertainment (Music)
                                   23-34 Passenger Information System
                                   23-35 Pax Facilities--Air-to-Ground Telephone
                                   23-36 Passenger Entertainment (Video)
                                   23-37 Pax Facilities--AM/FM Radio System
                                   23-38 Passenger Services System

24-30       Electrical Power       None

25-00       Equipment/Furnishings  All

26-00       Fire Protection        None

27-00       Flight Control         None

28-00       Fuel System            None

29-00       Hydraulic Power        None

30-00       Ice and Rain           None

31-00       Instruments            None

32-00       Landing Gear           32-40 Brakes and Wheels*

33-00       Lights                 None

34-00       Navigation             None

35-00       Oxygen                 None


                                                                           LA8-8

                   APPENDIX I TO MAXIMUM PARTS COST GUARANTEE

FOLLOWING SYSTEMS ARE COVERED BY THE MAXIMUM PARTS COST GUARANTEE

SYSTEM NO.     SYSTEM NAME                  SYSTEM/SUBSYSTEM EXCLUSIONS
----------     -----------                  ---------------------------
36-00          Pneumatic                    None

38-00          Water/Waste                  None

52-00          Doors                        None

53-00          Fuselages                    None

54-00          Nacelles/Pylons              None
               Structure

55-00          Stabilizers                  None

56-00          Windows                      None

57-00          Wing                         None

71-00          Power Plant General          All

73-00          Engine Fuel and Control      All

74-00          Ignition                     All

75-00          Air                          All

76-00          Engine Controls              All

77-00          Engine Indicating            All

78-00          Exhaust                      All

79-00          Oil                          All

80-00          Starting                     All


                                                                           LA8-9

All

-     Buyer Furnished Equipment,

- Seller Furnished Equipment which was changed from Buyer Furnished Equipment at the Buyer's request,

-     Optional Equipment,

are excluded from the Maximum Parts Cost Guarantee.

* The Seller has arranged that, upon request of the Buyer, the brake and wheel manufacturer(s) will provide a brake and wheel parts cost guarantee to the Buyer.


                                                                          LA8-10

                             LETTER AGREEMENT NO. 9

                                                            As of April 20, 1999

New Air Corporation
6322 South 3000 East
Suite L-201
Salt Lake City, UT 84121

Re: PERFORMANCE GUARANTEES

Dear Ladies and Gentlemen:

        New Air Corporation (the "Buyer") and AVSA, S.A.R.L., (the "Seller"), have entered into an Airbus A320 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 9 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

        The Seller has negotiated and obtained the following performance guarantees from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby assigns to the Buyer and the Buyer hereby accepts all the rights and obligations of the Seller under the said performance guarantees and the Seller subrogates to the Buyer all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that it has all the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer.

        It is understood that in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Letter Agreement, except that the term Seller refers to the Manufacturer and the term Buyer means the Seller.


                                                                           LA9-1

QUOTE

1.      AIRCRAFT CONFIGURATION

        The guarantees defined below (the "Guarantees") are applicable to the Aircraft as described in the Standard Specification, Document
        D.000.02000 Issue 5, dated January 30, 1998, as amended by SCNs for the fitting of the Propulsion Systems (the "Specification" for the purpose of this Letter Agreement) without taking into account any further changes thereto as provided in the Agreement.

        Notwithstanding the foregoing the Seller will have the right to increase the design weights above the weights defined in the Specification in order to satisfy the Guarantees, provided that such increases do not limit the operational capabilities of the Aircraft.

2.      GUARANTEED PERFORMANCE

2.1.    TAKE-OFF

        FAR take-off field length at an Aircraft gross weight of 162,038 lb at the start of ground run at sea level pressure altitude in ISA+27 DEG. F conditions will be not more than a guaranteed value of [****] feet.

2.2.    SECOND SEGMENT CLIMB

        The Aircraft will meet FAR regulations for one engine inoperative climb after take-off. undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performance guaranteed above in Paragraph 2.1.

2.3     LANDING FIELD LENGTH

        FAR certified landing field length at an Aircraft gross weight of 142,197 lb at sea level pressure altitude with zero wind and slope will be not more than a guaranteed value of [****] feet.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA9-2

2.4.    SPECIFIC RANGE

2.4.1. The average nautical miles per pound of fuel under the conditions defined below will be not less than a guaranteed value of [****] nm/lb.

              WEIGHT       ALTITUDE      MACH     TEMPERATURE
              157,630 lb   33,000 ft     0,78     ISA

              148,810 lb   33,000 ft     0.78     ISA

              139,990 lb   33,000 ft     0.78     ISA

2.4.2. The average nautical miles per pound of fuel under the conditions defined below will not be less than a guaranteed value of [****] nm/lb.

              WEIGHT       ALTITUDE      MACH     TEMPERATURE
              157,630 lb   35,000 ft     0.78     ISA

              148,810 lb   35,000 ft     0.78     ISA

              139,990 lb   35,000 ft     0.78     ISA

3.      MISSION GUARANTEES

3.1. The Aircraft will be capable of carrying a fixed payload of [****] lb over a still stage distance of not less than [****] nautical miles when operated under the conditions defined below:

3.1.1. The departure airport conditions are such as to allow the required take-off weight to be used without restriction.

        The destination airport conditions arc such as to allow the required landing weight to be used without restriction.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA9-3

3.1.2. An allowance of 276 lb of fuel is included for taxi at the departure airport.

3.1.3. An allowance of 485 lb of fuel is included for take-off and climb to 1,500 ft pressure altitude with acceleration to climb speed at 77 DEG. F

3.1.4. Climb from 1,500 ft pressure altitude up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of M=0.78 at pressure altitudes of 35,000 ft and descent to 1,500 ft pressure altitude are conducted in ISA+18 DEG. F conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

3.1.5. An allowance of 199 lb of fuel is included for approach and landing at the destination airport.

3.1.6. Stage distance is defined as die distance covered during climb, cruise and descent as described above in Paragraph 3.1.4.

3.1.7. At the end of approach and landing, 7,364 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

                1)      45 minutes continued cruise

                2)      Missed approach

                3) Diversion in ISA+18 DEG. F conditions over a distance of 200 nautical miles starting and ending at 1,500 feet pressure altitude.

                4)      Approach and landing at the diversion airport

3.2.    OPERATING WEIGHT EMPTY

        The guaranteed mission range defined above in Paragraph 3.1 is based on a fixed estimated Operating Weight Empty of [****].

4.      MANUFACTURER'S WEIGHT EMPTY GUARANTEE

        The Seller guarantees a Manufacturer's Weight Empty of 84,655 lb plus 1.5%. This is the Manufacturers Weight Empty as defined in Section 13-10.00.00 of the Specification and is subject to adjustment as defined below in Paragraph 7.2.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA9-4

5.      GUARANTEE CONDITIONS

5.1. The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

5.2. For the determination of FAR take-off and landing performance, a hard level dry runway surface with no runway strength limitations, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

5.3. When establishing take-off and second segment performance, no air will be bled from the engines for cabin air conditioning or anti-icing.

5.4. When establishing the approach climb performance, cabin air conditioning will be operative with an average ventilation rate not less than the amount defined in the Specification, but no air will be bled from the engines for anti-icing.

5.5. The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in Section 21-30.32 of the Specification and an average ventilation rate not less than the amount defined in the Specification, but no air will be bled from the engines for anti-icing.

5.6. Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described below in Paragraph 6.3 may be such as to optimize the Aircraft performance, while meeting the minimum air conditioning requirements defined above. Unless otherwise stated, no air will be bled from the engines for anti-icing.

5.7. The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation, unless otherwise stated.

5.8. Where applicable, the Guarantees assume the use of an approved fuel having a density of 6.7 lb/USgal and a tower heating value of 18,590 BTU/lb.


                                                                           LA9-5

6.      GUARANTEE COMPLIANCE

6.1. Compliance with the Guarantees will be demonstrated using operating procedures and limitations in accordance with those defined first by the FAA and second by the Seller unless otherwise stated.

6.2. Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the FAA approved Flight Manual.

6.3. Compliance with those parts of the Guarantees not covered by the requirements of the FAA will be demonstrated by calculation, based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A320-200 aircraft of the same aerodynamic configuration as the Aircraft.

6.4. Compliance with the Manufacturer's Weight Empty Guarantee will be demonstrated with reference to a weight compliance report.

6.5. Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

6.6. Compliance with the Guarantees is not contingent on engine performance defined in the Propulsion System manufacturer's specification.

6.7. The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Aircraft.

7.      ADJUSTMENT OF GUARANTEES

7.1. In the event that any change to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency made subsequent to the date of the Agreement affects the Aircraft configuration or performance or both required to obtain certification, the Guarantees will be appropriately modified to reflect the effect of such Rule Change.

7.2. The Guarantees apply to the Aircraft, as described above in Paragraph 1, may be adjusted in the event of

                a) any further configuration change that is the subject of an SCN,

                b) variation in actual weights of items defined in Section 13-10 of the Specification,


                                                                           LA9-6

                c) changes required to obtain certification that cause changes to the performance or weight of the Aircraft

8.      EXCLUSIVE GUARANTEES

        The Guarantees are exclusive and are provided in lieu of any and all other performance, weight and noise guarantees of any nature that may be stated, referenced or incorporated in the Specification or any other document (but without prejudice to the obligations of the Seller under the Agreement to build the Aircraft in accordance with the Specification, including, without limitation, specifications regarding performance, weight and noise requirements).

9.      UNDERTAKING REMEDIES

9.1. Should any Aircraft fail to meet any of the Guarantees specified in this Letter Agreement, the Seller will endeavor to correct the deficiency to comply with the subject guarantee in a cost-effective manner.

9.2. Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures, adjustment of design weights) for the above said deficiency within one (1) year from Delivery, then the Seller will pay liquidated damages to the Buyer. Subject to the terms of Paragraph 9.3 below, in respect of the concerned Aircraft, the Seller will pay the following liquidated damages to the Buyer on the anniversary of the delivery Date for as long as the deficiency remains:

                (i)     US$ [****] (US dollars--[****]) per one
                        percent deficient per Aircraft per year based on the deficiency expressed as a percentage of the specific range Guarantee or mission range Guarantee (part of a percent to be prorated).

                (ii) US$ [****] (US dollars--[****]) per pound deficient per Aircraft per year based on thc deficiency expressed in pounds of the Manufacturer's Weight Empty Guarantee.

9.3. The Seller's maximum liability in respect of a deficiency in performance of any Aircraft will be limited to the payment of liquidated damages for a period of not more than five (5) years, up to an aggregate value of US$ [****] (US dollars--[****]) for each deficient
        Aircraft, whichever occurs first. Payment of liquidated damages will be deemed to settle all and any claims and remedies the Buyer would have against the Seller in respect of performance deficiencies.

UNQUOTE


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                           LA9-7

        In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that, except as otherwise expressly provided in Paragraph 8 of this Letter Agreement, all the provisions of Clause 12 of the Agreement, including without limitation the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies therein contained, will apply to the foregoing performance guarantees.

        ASSIGNMENT

        Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement, and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force or effect.


                                                                           LA9-8

        If the foregoing correctly sets forth our understanding. please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                   Very truly yours,

                                   AVSA, S.A.R.L.


                                   By:     illegible
                                       ------------------------------

                                   Its:
                                        -----------------------------

                                   Date:
                                         ----------------------------


Accepted and Agreed

New Air Corporation


By:   /s/ David Neeleman
    ----------------------------

Its:   CEO
     ---------------------------

Date:   4-20-99
      --------------------------


                                                                           LA9-9

                             LETTER AGREEMENT NO. 10

                                                          As of October __, 1999

JetBlue Airways Corporation
6322 South 3000 East
Suite G-10
Salt Lake City, UT 84121

Re: SPECIAL ASSISTANCE

Dear Ladies and Gentlemen:

      JetBlue Airways Corporation (formerly known as New Air Corporation) (the "Buyer") and AVSA, S.A.R.L., (the "Seller"), have entered into an Airbus A320 Purchase Agreement dated as of April 20, 1999, (the "Agreement") which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 10 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

      Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.    [****]


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                          LA10-1

            [****]

      (b)   [****]

      (c)   [****]

      (d)   [****]

2.    ASSIGNMENT

      Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or effect.


----------
[****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.


                                                                          LA10-2

      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                   By:     illegible
                                       ------------------------------

                                   Its:
                                        -----------------------------

                                   Date:
                                         ----------------------------


Accepted and Agreed

JetBlue Airways Corporation


By:   /s/ David Neeleman
    ----------------------------

Its:   CEO
     ---------------------------

Date:   11-4-99
      --------------------------

                                                                         LA10-3